                                                                  EXHIBIT 10.3

                                                                  CONFORMED COPY

                              Dated 31st March 1995


                        LK GLOBAL INFORMATION SYSTEMS BV
                                   AS BORROWER


                         BARCLAYS DE ZOETE WEDD LIMITED
                                AS ORIGINAL AGENT


                         BARCLAYS DE ZOETE WEDD LIMITED
                     AS ORIGINAL MEZZANINE SECURITY TRUSTEE


                         BARCLAYS DE ZOETE WEDD LIMITED
                          AS ORIGINAL MEZZANINE LENDER



                            ------------------------

                                   L.5,000,000
                               TERM LOAN FACILITY

                            ------------------------



                THIS FACILITY AGREEMENT IS ENTERED INTO WITH THE
                      BENEFIT OF AND SUBJECT TO THE TERMS
                         OF CERTAIN INTERCREDITOR DEEDS






                              Ashurst Morris Crisp
                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Ref: JOS/050B01318
                              Tel: (0171) 638 1111
                              Fax: (0171) 972 7990


                                          CONTENTS

CLAUSE    HEADING                                                                   PAGE

1.        INTERPRETATION...............................................................1
2.        THE FACILITY................................................................20
3.        PARTICIPATION OF MEZZANINE LENDERS..........................................20
4.        APPLICATION OF ADVANCES.....................................................22
5.        CONDITIONS PRECEDENT........................................................22
6.        DRAWDOWN PROCEDURES.........................................................23
7.        INTEREST....................................................................24
8.        SELECTION OF INTEREST PERIODS...............................................25
9.        MARKET DISRUPTION...........................................................26
10.       REPAYMENT AND PREPAYMENT....................................................27
11.       PAYMENTS....................................................................31
12.       TAXES.......................................................................32
13.       CHANGE IN CIRCUMSTANCES.....................................................33
14.       FEES, EXPENSES AND STAMP DUTIES.............................................35
15.       REPRESENTATIONS AND WARRANTIES..............................................36
16.       GENERAL UNDERTAKINGS........................................................44
17.       INFORMATION, ACCOUNTING AND FINANCIAL UNDERTAKINGS..........................54
18.       EVENT'S OF DEFAULT..........................................................61
20.       EVIDENCE OF INDEBTEDNESS....................................................73
21.       APPLICATION OF MONEYS.......................................................73
22.       PRO RATA PAYMENTS...........................................................73
23.       SET-OFF.....................................................................74
24.       NOTICES.....................................................................75
25.       NO IMPLIED WAIVERS..........................................................76
26.       INVALIDITY OF ANY PROVISION.................................................76
27.       CONFIDENTIALITY.............................................................76
28.       CHANGES TO PARTIES..........................................................76
29.       MEZZANINE LENDERS' DECISIONS................................................79
30.       INDEMNITIES.................................................................80
31.       CERTIFICATES CONCLUSIVE.....................................................81
32.       GOVERNING LAW AND SUBMISSION TO JURISDICTION................................81
33.       COUNTERPARTS................................................................82

SCHEDULES

1         The Original Mezzanine Leader ..............................................83
2         Conditions Precedent .......................................................84
3         Additional Cost ............................................................89
4         Form of Advance Request ....................................................91
5         Formalities Certificate ....................................................93
6         Transfer Certificate .......................................................96

7         Existing Security Interests and Guarantees
              Part A - Existing Security Interests...................................100
              Part B - Existing Guarantees...........................................102
8         Properties.................................................................104
9         Form of Mezzanine Lender Accession Notice..................................106
10        Dormant Subsidiaries.......................................................110

APPENDICES

Appendix 1 Combined Group Pro-forma Statements.......................................
Appendix 2 Pro-forma IP Licence......................................................

THIS FACILITY AGREEMENT is made on 31st March 1995.

BETWEEN:-

(1) LK GLOBAL INFORMATION SYSTEMS BV a company incorporated in The Netherlands having its legal seat in Delft, whose registered office is situate at Hoekenrode 6-8, 1102 BR Amsterdam Zuidoost, The Netherlands (the "BORROWER");

(2)  BARCLAYS DE ZOETE WEDD LIMITED (the "ORIGINAL MEZZANINE AGENT");

(3) BARCLAYS DE ZOETE WEDD LIMITED (the "ORIGINAL MEZZANINE SECURITY TRUSTEE"); and

(4)  BARCLAYS DE ZOETE WEDD LIMITED (the "ORIGINAL MEZZANINE LENDER").

NOW IT IS HEREBY AGREED as follows:-

1.   INTERPRETATION

1.1 In this Agreement, unless the context otherwise requires, the following expressions have the following meanings:-

     "ACCEDING MEZZANINE LENDER" means any financial institution which has executed a Mezzanine Lender Accession Notice;

     "ACCESSION DATE" means the Business Day falling on or after the Initial Termination Date which is specified as such in the notice served by the Mezzanine Agent pursuant to Clause 2.3, or such later date as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders may agree in writing with the Borrower;

     "ACCOUNTANTS' FINANCIAL STATEMENTS" means those financial statements set out on pages 6 and 8 of the second report mentioned in the definition of Accountants' Reports and that financial statement set out on page 1 of the third report mentioned in the definition of Accountants' Reports;

     "ACCOUNTANTS' REPORTS" mean the reports on the Business entitled "Review of the LK Global Manufacturing Systems (UK) PLC Business Plan dated 15th February 1995", "Limited Review of BEC Group Limited on behalf of LK Global Information Systems (UK) PLC February 1995" and "Limited Review of BEC Group Limited on behalf of LK Global Information Systems (UK) PLC addendum dated March 1995" prepared by Messrs Pannell Kerr and Forster addressed to, inter alia, the Borrower, the Mezzanine Finance Parties and their respective successors and assigns and any other report on the Business;

     "ACCOUNTING COMPANIES" means the Borrower, each Principal Subsidiary, each other Subsidiary of LKUK (other than Dormant Subsidiaries of LKUK) and each other BV Holding Company and "ACCOUNTING COMPANY" means any of them;

     "ACCOUNTING GROUPS" means the Indian Group, the Cypriot Group, the BV Group, the Combined Group and each other BV Holding Company Group and "ACCOUNTING GROUP" means any of the aforementioned groups of Companies and "MEMBER OF AN ACCOUNTING GROUP" and "ACCOUNTING GROUP COMPANY" means any member of any of the aforementioned groups of companies;

     "ACCOUNTING QUARTER" means each of the periods of three calendar months ending on the last day of the third, sixth, ninth and twelfth Management Accounting Periods in each Financial Year;

     "ACQUISITION AGREEMENTS" means each of the following acquisition agreements in the agreed terms:- (a) the agreement for the sale and purchase of all the issued shares of GMTMS; and (b) the agreement for the sale and purchase of certain assets between HMTMS and Bec and "ACQUISITION AGREEMENT" means either of them;

     "ACQUISITION COSTS" means all fees (including without limitation front end arrangement, underwriting and participation fees payable to the Mezzanine Finance Parties, the Senior Lenders or any of them), out-of-pocket costs and expenses and stamp, registration, transfer and similar taxes incurred by the Borrower or any Subsidiary thereof in connection with the negotiation, preparation and execution of the Transaction Documents or in the preparation of the Information Package or otherwise in connection with the Acquisitions or a Proposed Acquisition;

     "ACQUISITION DOCUMENTS" means the Acquisition Agreements and each agreement certified in the agreed terms for each Proposed Acquisition and all other documents, agreements and certificates executed in connection therewith;

     "ACQUISITION PACKAGE DOCUMENTS" means, at any time, the Acquisition Agreements, the Vendor Disclosure Letters, the Stock Transfer Form, the Service Contracts and at any time after the date of this Agreement any Acquisition Documents and any other documents certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute an Acquisition Package Document and in each cast any other agreement, deed or other document or certificates executed in connection therewith and "ACQUISITION PACKAGE DOCUMENT" means any of them;

     "ACQUISITION STATEMENTS" means the Combined Pro-forma Statements, the LK Hospitality Statements, the LK Healthcare Statements, the Genisyst Statements, the Bec Statements, the Accountants' Financial Statements and LK Engineering Statements and "ACQUISITION STATEMENT" means any of them;

     "ACQUISITIONS" means the acquisition of all the issued shares of GMTMS by LKUK and the acquisition of the First Business by HMTMS pursuant to the Acquisition Agreements, as more particularly described in the Acquisition Agreements and the acquisition of all the issued shares in HMTMS by LKUK pursuant to the Stork Transfer Form and "ACQUISITION" means any of the foregoing;

     "ADDITIONAL COSTS RATE" means for any period for which an interest rate is to be determined for an Advance or, as the cast may be, an unpaid sum (or any part of such period), the rate determined by the Mezzanine Agent in accordance with Schedule 3;

     "ADVANCE" means the principal amount of each borrowing or advance made or to be made by the Mezzanine Lenders under this Agreement and "ADVANCES" means all the Advances together;

     "ADVANCE REQUEST" means a notice requesting an Advance in the form set out in Schedule 4;

     "AFFECTED INTEREST PERIOD" has the meaning given to it in Clause 9.1;

     "AGGREGATE WARRANT RIGHTS" shall have the meaning ascribed thereto in the Warrant Instrument;

     "AGREED CURRENCY" has the meaning given to it in Clause 30.2;

     "APPROPRIATE COMPANIES" means each Charging Company which is a private limited company which has complied with the provisions set out in Sections 155 to 158 of the Companies Act 1985 in relation to any financial assistance (including without limitation any Security Interest granted in favour of the Mezzanine Security Trustee) given by it to any person in connection with the acquisition by any person of shares in it or in any of its Holding Companies or in connection with any reduction or discharge of any liability so incurred and "APPROPRIATE COMPANY" means any of them;

     "ARIS UNDERTAKING" means the undertaken dated the date of this Agreement in form and substance satisfactory to the Mezzanine Agent between, LK Cyprus and Dr L Kyprianou certified in the agreed terms;

     "ARTICLES" means the constitutional documents of the Borrower certified in the agreed terms and in force at the Completion Date;

     "ASSIGNMENTS OF INTELLECTUAL PROPERTY" means the deeds of assignment in the agreed terms whereby certain intellectual property rights of the Obligors party thereto are to be assigned by way of security to the Mezzanine Security Trustee and "ASSIGNMENT OF INTELLECTUAL PROPERTY" means any of them;

     "ASSIGNMENTS OF KEY-MAN POLICIES" means the deeds of assignment in the agreed terms whereby the Key-man Policies are to be assigned by way of security to the Mezzanine Security Trustee and "ASSIGNMENT OF KEY-MAN POLICIES" means any of them;

     "AUDITORS" means Messrs Pannell Kerr and Forster and/or such other firm of accountants as the Borrower, or any other BV Group Company (as the case may be) may appoint in compliance with the provisions of Clause 17.3;

     "AVAILABLE AMOUNT" means at any time Total Commitments at that time less the amount of the Loan at that time;

     "AVAILABILITY DATE" means the date on which the Mezzanine Agent gives notice to the Mezzanine Lenders and the Borrower confirming that the initial conditions precedent have been satisfied in accordance with Clause 5.1(a);

     "BANKING DISCLOSURE LETTERS" means, at any time, the letter from the Borrower to the Mezzanine Agent in form and substance satisfactory to the Mezzanine Agent dated the date of this Agreement disclosing certain matters for the purposes of Clause 15 and at any time after the date of this Agreement any other letter from the Borrower to the Mezzanine Agent in the agreed terms that the Mezzanine Agent acting on the instruction of all the Mezzanine Lenders shall designate shall constitute a Banking Disclosure Letter and "BANKING DISCLOSURE LETTER" means any of them;

     "BEC" means Bec Group Limited, a company incorporated in England and Wales with registered No. 01402285;

     "BEC GROUP" means Bec and all of its Subsidiaries immediately prior to the Acquisitions and "MEMBER OF THE BEC GROUP" or "BEC GROUP COMPANY" means any of them;

     "BEC STATEMENTS" means the audited consolidated financial statements of Bec and its Subsidiaries (including the notes thereto), for the year ended
     31st March 1993, the unaudited consolidated management accounts of Bec and its Subsidiaries, (including the notes thereto (if any)), for the year ended 31st March 1994 and the unaudited consolidated management accounts of Bec and its Subsidiaries for-the period commencing 1st April 1994 and ending 31st January 1995;

     "BUDGET" has the meaning given to it in Clause 17.4(e);

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks and financial markets are open in London for the transaction of business of the nature required by this Agreement;

     "BUSINESS PLANS" means, At any time, the business plan entitled "LK GLOBAL MANUFACTURING SYSTEMS (UK) PLC BUSINESS PLAN" dated 15 February 1995 prepared by Dr Lycourgos Kyprianou, Noel R Voice and Michael W Bennett and at any time after the date of this Agreement any other business plan in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute a Business Plan and "BUSINESS PLAN" means any of them;

     "BUSINESSES" means the First Business and at any time after the date of this Agreement any other business as the Mezzanine Agent on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute all or part of the Businesses and "BUSINESS" means any of them;

     "BV GROUP" means the Borrower and all of its Subsidiaries and "MEMBER OF THE BV GROUP" or "BV GROUP COMPANY" means any one of them;

     "BV HOLDING COMPANIES" means each Holding Company of each BV Group Company (other than LKNV) and "BV HOLDING COMPANY" means any of them;

     "BV HOLDING COMPANY GROUPS" means each group of companies comprising a BV Holding Company and all of that BV Holding Company's Subsidiaries (other than its Dormant Subsidiaries save for the purpose of the definition of Accounting Groups when used in Clause 15.15(a) when it shall include its Dormant Subsidiaries) and "BV HOLDING COMPANY GROUP" means any one of those group of companies;

     "CAPITAL EXPENDITURE" means expenditure on buildings, freehold and leasehold property and on plant, machinery and other similar types of equipment which would be treated as a capital asset in accordance with UK gaap;

     "CASH COLLATERAL ACCOUNT" means any interest bearing account with the Mezzanine Security Trustee or such other financial institution as the Mezzanine Agent shall nominate by notice in writing to the Borrower opened or to be opened in the name of the Borrower into which certain sums are to be paid to be held as security by the Mezzanine Security Trustee for the obligations of the Borrower under the Mezzanine Finance Documents;

     "CASH COLLATERAL CHARGE" means a charge in a form required by the Mezzanine Agent granted or to be granted by the Borrower to the Mezzanine Security Trustee in relation to a Cash Collateral Account,

     "CHARGING COMPANY" means any member of the UK Group which executes a fixed and floating Security Interest in substantially similar terms to the Guarantee and Debenture in favour of the Mezzanine Security Trustee;

     "COMBINED GROUP" means that group of entities (without double counting) comprising each BV Group Company, each Indian Group Company and each Cypriot Group Company and as if the Borrower was the Holding Company of the BV Group, the Cypriot Group and the Indian Group and "MEMBER OF THE COMBINED GROUP" or "COMBINED GROUP COMPANY" means any of them;

     "COMBINED GROUP PRO-FORMA STATEMENTS" means the pro-forma statements of the Combined Group set out in Appendix 1 hereto;

     "COMMITMENT" means, in relation to the participation of any Mezzanine Lender in the Facility, the amount stated opposite its name in Schedule 1 or as specified in any Mezzanine Lender Accession Notice delivered pursuant to Clause 2.3 (or, in the case of a Transferee, the amount stated in the Schedule to the relevant Transfer Certificate as being transferred to that Transferee) in relation to the Facility (collectively the "TOTAL COMMITMENTS") as the same may be transferred (in whole or in part), cancelled, reduced, varied or terminated in accordance with the terms of this Agreement;

     "COMMISSIONED SOFTWARE AGREEMENT" means the agreement in the agreed terms entered into or to be entered into between HMTMS and LK India in relation to, inter alia, the Programs (as defined therein);

     "COMPLETIONS" means the completion of the sale and purchase of the shares in GMTMS and the assets of Bec (as the case may be) pursuant to the Acquisition Agreements and the completion of the transfer of all the issued shares in the capital of HMTMS from GMTMS to LKUK and "COMPLETION" means any of the foregoing completions;

     "COMPLETION ACCOUNTS" means the accounts delivered to the Mezzanine Agent under Clause 17.4(c);

     "COMPLETION DATE" means the date the last Completion takes place;

     "CONSOLIDATION PERIOD" means the date commencing on the drawdown of the First Advance and ending on 31st October 1995;

     "CONTROL" means either (a) the acquisition of 30 percent or more of the equity share capital of the Borrower or any Principal Subsidiary (as the case may be) or (b) the acquisition of shares in the Borrower or any Principal Subsidiary (as the case may be) having the right to cast 30 per cent or more of the votes capable of being cut in general meetings of the Borrower or any Principal Subsidiary (as the case may be) or (c) control as defined in Section 840 Income and Corporation Taxes Act 1988;

     "CYPRIOT GROUP" means LK Cyprus and all its Subsidiaries and "MEMBER OF THE CYPRIOT GROUP" or "CYPRIOT GROUP COMPANY" means any of them;

     "DEED OF ADHERENCE" shall have the meaning ascribed to that term in the Intercreditor Deed; "DEFAULT INTEREST PERIOD" has the meaning given to it in Clause 7.6(b);

     "DEFAULT RATE" has the meaning given to it in Clause 7.6;

     "DORMANT SUBSIDIARY" means a Subsidiary of the Borrower which has not traded or has ceased trading and which the Borrower demonstrates to the Mezzanine Agent's satisfaction only owns gross assets which have an aggregate market value of less than L.500,000;

     "DRAWDOWN DATE" means, in relation to an Advance, the date for the making of such Advance as specified by the Borrower in the relevant Advance Request;

     "EBIT" has the meaning given to it in Clause 17.9(b);

     "EMPLOYEE OPTIONS" means the options to be granted by the Borrower to certain directors and/or employees of certain of its Subsidiaries from time to time to subscribe for ordinary shares in the capital of the Borrower but which in any event do not in aggregate comprise any greater than 5% of the ordinary issued share capital of the Borrower from time to time;

     "ENVIRONMENT" means all gases, air, vapours, liquids, water, land, surface and sub-surface soils, rock, flora, fauna, wetlands and all other natural resources or part thereof including artificial or man-made buildings, structures or enclosures;

     "ENVIRONMENTAL APPROVAL" means any permit, licence, authorisation, consent or other approval required under or in relation to Environmental Law;

     "ENVIRONMENTAL LAW" means all European Union, national or local statutes, orders, regulations, or other law or subordinate legislation or common law or codes of practice concerning the Environment or workplace health and safety which are or have been in existence and binding upon any Obligor or any other member of the BV Group in the relevant jurisdiction in which it has been or is operating (including by the export of its products thereto);

     "EVENT OF DEFAULT" means any of the events specified in Clause 18. 1;

     "FACILITY" means the loan facility more particularly described in Clause
     2.1 granted by the Mezzanine Lenders in accordance with the terms of this Agreement;

     "FACILITY PERIOD" means the period from and including the date of this Agreement to and including the Final Repayment Date;

     "FEES LETTERS" means, at any time, the letter from the Mezzanine Agent to the Borrower dated the date of this Agreement setting out the details of certain fees payable by the Borrower in connection with the Facility and at any time after the date of this Agreement any other letter from the Mezzanine Agent certified in the agreed terms that the Mezzanine Agent shall designate shall constitute a fees letter and "FEES LETTER" means any of them;

     "FINAL REPAYMENT DATE" means 28th of February in the calendar year in which the seventh anniversary of the Drawdown Date of the last Advance made under this Agreement occurs;

     "FINANCE DOCUMENTS" means, at any time:

     (a) when designated "SENIOR", the Senior Facility Agreements, the Senior Security Documents and the Intercreditor Deeds and at any time after the date of this Agreement any other documents in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall designate shall constitute a Senior Finance Document;

     (b) when designated "MEZZANINE", this Agreement, the Fees Letters, a Backing Disclosure Letter, the Mezzanine Security Documents, the Intercreditor Deeds and the Hedging Agreements and at any time after the date of this Agreement such other documents certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute a Mezzanine Finance Document and in each case any other document expressed to be made supplemental to and/or modifying any of the foregoing or entered into pursuant hereto or thereto;

     (c) without any such designation, the Senior Finance Documents and/or the Mezzanine Finance Documents as the context requires; and

     "FINANCE DOCUMENT" means any of them;

     "FINANCIAL INDEBTEDNESS" mean any indebtedness in respect of or arising under or in connection with:-

     (a)  moneys borrowed (including overdrafts); or

     (b)  any debenture, bond, note or loan stock or other similar instrument;
          or

     (c)  any acceptance or documentary credit; or

     (d) receivables sold or discounted (otherwise than on a non-recourse basis); or

     (e) the purchase price of any asset to the extent payable by any member of the Relevant Group after the time of sale or delivery to a member of the Relevant Group where the deferred payment is arranged primarily as a method of raising finance or financing or refinancing the purchase of the asset acquired; or

     (f) the sale price of any asset to the extent paid before the time of sale or delivery by any member of the Relevant Group liable to effect such sale or delivery where the advance payment is arranged primarily as a method of raising finance or financing or refinancing the manufacture, assembly, acquisition or holding of the asset to be sold; or

     (g) finance leases, credit sale or conditional sale agreements (whether in respect of land, buildings, plant, machinery, equipment or otherwise) entered into primarily as a method of raising finance or financing or refinancing the acquisition of the relevant asset (but not including liabilities under operating leases); or

     (h)  the Hedging Agreements; or

     (i) the amount payable by any member of the Relevant Group in respect of the redemption of any share capital or other securities issued by it or any other member of the Relevant Group; or

     (j) any guarantee, indemnity or similar assurance against financial loss of any person; or

     (k) amounts raised under any other transaction having as a primary and not an incidental effect the commercial effect of a borrowing;

          and so that where the amount of Financial Indebtedness falls to be calculated:-

          (i) Financial Indebtedness owed by one member of the Relevant Group to another wholly owned member of the Relevant Group shall be excluded;

          (ii) no amount shall be taken into account more than once in the same calculation; and

         (iii) when any amount required to be taken into account on any particular day is denominated or payable in a currency other than Sterling, that amount shall be converted into Sterling at the Mezzanine Agent's spot rate of exchange on that day for the purchase of such other currency;

     "FINANCIAL YEAR" means the period of twelve months ending on 31st December in each year;

     "FIRST ADVANCE" means an Advance made for the purposes set out in Clause 4.1(a);

     "FIRST BUSINESS" means the business of Bec to be acquired by HMTMS pursuant to the agreement referred to in sub-paragraph (b) of the definition of Acquisition Agreements;

     "FLOTATION" means either of (a) the inclusion of any part of the share capital of the Borrower or any Principal Subsidiary in the Official List of The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the grant of permission to deal in the same in the Unlisted Securities Market or any recognized investment exchange (as the term is used in the Financial Services Act 1986) or in or on any exchange or market replacing the same or (b) the listing or quotation of any part of the share capital of the Borrower or any Principal Subsidiary on any other recognized stock exchange, over-the-counter market or any other regular published list of share prices for the purpose of offering such share capital to the public (other than the "grey" market);

     "GENISYST" means Genisyst Systems Limited, a company incorporated in England and Wales with registered No. 02838619;

     "GENISYST STATEMENTS" means the audited consolidated financial statements of Genisyst and its Subsidiaries, (including the notes thereto), for the year ended 31st July 1994;

     "GMTMS" means GMTMS Limited a company incorporated in England and Wales with registered No. 3027934;

     "GUARANTEE" means any guarantee, indemnity or other assurance against financial loss given by any Obligor in respect of the obligations of another person;

     "GUARANTEES AND DEBENTURES" means the guarantees and debentures executed or to be executed by each UK Group Company (other than any Dormant Subsidiary of LKUK) on the Completion Date (including for the avoidance of doubt HMTMS) in favour of the Mezzanine Security Trustee substantially in the agreed terms;

     "HEDGING AGREEMENTS" means agreements entered into between (the Hedging Bank and the Borrower for the purpose of managing or hedging currency and/or interest rate risk whether by way of forward exchange, cap, collar, swap, forward rate agreement or otherwise approved by the Mezzanine Agent;

     "HEDGING BANK" means Barclays de Zoete Wedd Limited;

     "HMTMS" means HMTMS Limited a company incorporated in England and Wales with registered No. 03027845;

     "HOLDING COMPANY" means, in relation to a body corporate, any other body corporate of which it is a Subsidiary;

     "INDIAN GROUP" means LK India and all its Subsidiaries and "MEMBER OF THE INDIAN GROUP" or "INDIAN GROUP COMPANY" means any of them;

     "INFORMATION PACKAGE" means, at any time, the Accountants' Reports, the Business Plans, the Budget for the Financial Year of the Borrower ending 31st December 1995 and at any time prior to and including the date the First Advance is made hereunder the Product and Market Report and at any time after the date of this Agreement each other report or document which the Mezzanine Agent acting on the instructions of all of the Mezzanine Lenders shall specify in the Term Sheet in relation to any Subsequent Advance shall constitute part of the Information Package each of which shall be certified if so required by the Mezzanine Agent;

     "INITIAL PERIOD" means the period commencing on the Availability Date and ending on but excluding the day on which the Mezzanine Agent receives any duly executed Mezzanine Lender Accession Notice;

     "INITIAL PREPAYMENTS" means each of those prepayments (if any) of the First Advance made prior to and including 31st December 1995 starting with the first such prepayment and ending with that prepayment which when added to each other preceding prepayment does not exceed L.500,000 and "INITIAL PREPAYMENT" means any of them;

     "INITIAL TERMINATION DATE" means the earlier of (a) the day on which the aggregate of the Original Mezzanine Lenders' Original Commitment is zero and (b) the 30th September 1995 or such later date as agreed in writing between the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders and the Borrower;

     "INSURANCES" means the insurance effected by each Combined Group Company in relation to its respective assets and business in accordance with Clause 16.8;

     "INTELLECTUAL PROPERTY" means all know how, patents and patent applications, trade and/or service marks and trade and/or service mark applications (and all goodwill associated with such applications), all brand and trade names, all business names, topographical or similar rights, all copyrights and rights in the nature of copyright, all design rights, all registered designs and applications for registered designs, all trade secrets, know-how and all other intellectual property rights now or in the future owned by each Combined Group Company throughout the world or the interests of any Combined Group Company in any of the foregoing now or in the future, or which are material to the business of any Combined Group Company together with the benefit of all present and future agreements entered into or the benefit of which is enjoyed by any Combined Group Company relating to the use or exploitation of any of the aforementioned rights;

     "INTERCREDITOR DEEDS" means, at any time, the intercreditor deed of the same date as this Agreement between the Borrower, the Mezzanine Agent, the Mezzanine Security Trustee, the Mezzanine Lenders, the Hedging Bank and the Senior Lender and at any time after the date of this Agreement any intercreditor deed certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall designate and shall constitute an InterCreditor Deed and "INTERCREDITOR DEED" means any of them;

     "INTEREST PERIOD" means a period by reference to which interest is calculated and payable on an Advance or overdue sum;

     "KEY MANAGERS" means Dr Lycourgos Kyprianou, Michael Gadbury, Clive Webster, David Horrell and Robert Burgess and at any time after the date of this Agreement any other person as the Mezzanine Agent acting on the instructions of all of the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute a Key Manager:

            "KEY-MAN POLICIES" means, at any time, the key-man life assurance policies (in form and substance satisfactory to the Mezzanine Agent with such insurer as the Mezzanine Agent has approved) in respect of in the case of the Key Managers listed under Part I and II below death, in the case of the Key Managers listed in Part III below in respect of the death and disability and in respect of the Key Managers listed in Part IV below disability, in each case maintained by the persons for the amounts (net, in each case, of any Taxes) and the periods set opposite the relevant Key Manager's name under the columns headed "Person", "Amount" and "Period" below:

                                     PART I

Name                      Person                 Amount         Period

1. Dr L Kyprianou         LK Hospitality         L.  200,000    the Facility Period
2. Dr L Kyprianou         Dr L Kyprianou         L.1,000,000    the Facility Period
3. Mr M Gadbury           LK Hospitality         L.  200,000    the Facility Period

                                     PART II

4. Dr L Kyprianou         Dr L Kyprianou         L.1,000,000    the period
                                                                commencing on the
                                                                day falling 10
                                                                Business Days after the
                                                                date of this Agreement and
                                                                ending on the last day of the
                                                                Facility Period
                                    PART III

5. Mr M Gadbury           LK Hospitality         L.  300,000 )  the period
6. Mr C Webster           LK Hospitality         L.  500,000 )  commencing on the
7. Mr D Horrell           LK Healthcare          L.  500,000 )  day falling one month
8. Mr R Burgess           LK Healthcare          L.  500,000 )  after the date of this
                                                                Agreement and
                                                                ending on the last day
                                                                of the Facility Period

                                     PART IV

9.  Dr L Kyprianou        LK Hospitality         L.  200.000 )  the period
10. Dr L Kyprianou        Dr Kyprianou           L.2,000,000 )  commencing on the
11. Mr M Gadbury          LK Hospitality         L.  200,000 )  day falling one month
                                                             )  after the date of
                                                             )  this Agreement and
                                                             )  ending on the last day
                                                             )  of the Facility Period

     and at any time after the date of this Agreement any other policies certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute any of the Key-Man Policies and "KEY-MAN POLICY" means any of them;

     "LENDING OFFICE" means, in relation to a Mezzanine Lender, the office in the United Kingdom through which it is acting for the purpose of this Agreement;

     "LIBOR" means, in relation to any Advance, of any overdue sum, the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) of the respective rates, as supplied to the Mezzanine Agent at its request, quoted by the Reference Banks to prime banks in the London Interbank Market at or about 11.00 a.m. on the Rate Fixing Day for the offering of Sterling deposits in an amount comparable to the amount of, and for a period equal to the relevant Interest Period relating to that Advance (or overdue sum) for delivery on the first day of that Interest Period;

     "LK CYPRUS" means LK Computer Systems Consultants Limited a company incorporated in Cyprus with registered No. E. 12420;

     "LK ENGINEERING" means LK Global Field Engineering (UK) PLC a company incorporated in England and Wales with registered No. 02968507;

     "LK ENGINEERING STATEMENTS" means the unaudited management accounts for LK Engineering for the calendar month ending 31st January 1995;

     "LK HEALTHCARE" means LK Global Healthcare Systems (UK) PLC a company incorporated in England and Wales with registered No. 2968436;

     "LK HEALTHCARE STATEMENTS" means the unaudited consolidated management accounts of LK Healthcare and its Subsidiaries, (including the notes thereto (if any)), for the year ended 31st December 1994 and the unaudited consolidated management accounts of LK Healthcare and its Subsidiaries for the calendar month ending 31st January 1995;

     "LK HOSPITALITY" means LK Global Hospitality Systems (UK) PLC a company incorporated in England and Wales with registered No. 2777492;

     "LK HOSPITALITY STATEMENTS" means the audited consolidated financial statements of LK Hospitality and its Subsidiaries (including the notes thereto) for the year ended 31st December 1993 and the unaudited consolidated management accounts of LK Hospitality and its Subsidiaries, (including the notes thereto (if any)), for the year ended 31st December 1994 and the consolidated management accounts of LK Hospitality and its Subsidiaries for the calendar month ending 31st January 1995;

     "LK INDIA" means LK Software Engineering (India) Private Limited a company incorporated in India;

     "LK IRELAND" means LK Group International Corporation Limited a company incorporated in the Republic of Ireland with registered No. 158751;

     "LKNV" means LK Global (Holdings) NV a company incorporated in The Netherlands Antilles with registered No. 67771 in the Caracao Chamber of Commerce and Industry;

     "LKUK" means LK Global Information Systems (UK) PLC a company incorporated in England and Wales with registered No. 02968497;

     "LOAN" means the aggregate principal amount of all Advances for the time being outstanding under this Agreement;

     "MAJORITY MEZZANINE LENDERS" means:

     (i) before any Advances have been made under this Agreement, a Mezzanine Lender or group of Mezzanine Lenders whose Commitments amount in aggregate to more than 66 2/3 per cent of the Total Commitments of the Mezzanine Lenders; and

     (ii) thereafter, a Mezzanine Lender or group of Mezzanine Lenders to whom in aggregate more than 66 2/3 per cent of the Loan is owed (or, immediately prior to its repayment, was then owed);

     "MANAGEMENT ACCOUNTING PERIODS" means, in relation to the Borrower, the period adopted by it for the purpose of its management accounts being each calendar month in any Financial Year;

     "MARGIN" means 4 per cent per annum;

     "MATERIAL ADVERSE EFFECT" is to be construed as a reference to an event or matter having a material adverse effect on:-

     (a) the financial condition, assets, profits or prospects of any of (i) the BV Group taken as a whole; (ii) the Combined Group taken as a whole; (iii) the Borrower; or (iv) an Obligor; or

     (b) the ability of the Borrower or any Obligor to perform in a timely manner all or any of its obligations (including, without limitation, its payment obligations) under any of the Mezzanine Finance Documents;

  "MAXIMUM FACILITY AMOUNT" means:-

     (i) an amount being the sum of L.5,000,000 and the aggregate amount of the proposed Commitments of the financial institutions, nominated by the Mezzanine Agent in accordance with Clause 2.3 and, who have on or before the Accession Date delivered to the Mezzanine Agent a Mezzanine Lender Accession Notice complying with the terms of this Agreement and the Intercreditor Deed; or

     (ii) the amount agreed following the termination of the negotiations between the Borrower and the Mezzanine Agent to determine the maximum amount of the Facility,

     but unless and until such financial institutions referred to in (i) above become a party hereto or if applicable the Mezzanine Agent and the Borrower agree an amount in accordance with (ii) above, the amount shall be L.5,000,000;

     "MEMORANDA OF DEPOSIT" means each memorandum of deposit of shares in LK India and LK Cyprus executed by Dr L Kyprianou, Mrs E Kyprianou and LK Ireland respectively in favour of the Mezzanine Security Trustee;

     "MEZZANINE AGENT" means the Original Mezzanine Agent or such substitute agent for the Mezzanine Lenders as shall be appointed pursuant to Clause 19.9;

     "MEZZANINE FINANCE PARTIES" means the Mezzanine Agent, the Mezzanine Security Trustee, the Mezzanine Lenders and "MEZZANINE FINANCE PARTY" means any of them;

     "MEZZANINE INTEREST" means the gross amount of interest payable in respect of the Facility;

     "MEZZANINE LENDER ACCESSION NOTICE" means a notice to be delivered by any Acceding Mezzanine Lender to the Mezzanine Agent substantially in the form set out in Schedule 9;

     "MEZZANINE LENDERS" means, subject as hereinafter provided, the Original Mezzanine Lender (and any Transferee or Acceding Mezzanine Lender which becomes a party hereto pursuant to a Transfer Certificate or, as the case may be, Mezzanine Lender Accession Notice) and Mezzanine Leader means any of them;

     "MEZZANINE SECURITY DOCUMENTS" means, at any time, the Guarantees and Debentures, the Assignments of Key-man Policies, the Memoranda of Deposit and the Assignments of Intellectual Property and all other documents creating, evidencing or granting or the subject of security for the obligations of the Borrower or any other Obligor under the Mezzanine Finance Documents in particular but without limitation any such documents certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute a Mezzanine Security Document;

     "MEZZANINE SECURITY TRUSTEE" means the Original Mezzanine Security Trustee as trustee for the Mezzanine Finance Parties under the Mezzanine Security Documents or such other person as may from time to time hold the whole or any part of the security created thereby;

     "OBLIGOR" means a person and/or any member of the Combined Group which has undertaken (or in the future undertakes) obligations to any of the Mezzanine Finance Parties pursuant to one or more Mezzanine Finance Documents and "OBLIGORS" means any two or more of the foregoing;

     "ORIGINAL COMMITMENT" means, in relation to the Original Mezzanine Lender and subject as hereinafter provided, the amount set opposite its name in the column headed "Commitment" in Schedule 1;

     "ORIGINAL SENIOR LENDER" means Barclays Bank PLC;

     "PARTICIPATION means in relation to a Mezzanine Lender and the Facility, its right, title, interest and obligations in relation to the Facility, namely:-

     (a) its right to receive its Participation Proportion of principal and interest in respect of outstanding Advances under the Facility; and

     (b) its obligation to participate in its Participation Proportion in future Advances up to the Maximum Facility Amount;

     "PARTICIPATION PROPORTION" means, in relation to a Mezzanine Lender and the Facility, the proportion in which that Mezzanine Lender has agreed to participate in the Facility pursuant to Clause 3.1;

     "PAYMENT CURRENCY" has the meaning given to it in Clause 30.2(a);

     "PERIOD A" means each period in any calendar year during the Facility Period commencing on 1st March and ending on 31st July (both days inclusive);

     "PERIOD B" means each period in any calendar year during the Facility Period commencing on 1st August and ending on 28th (or, in a leap year, 29th) February (both days inclusive);

     "PERMITTED GUARANTEE" means any Guarantee falling within the provisions of sub-clauses 16.13(a) to 16.13(c);

     "PERMITTED SECURITY INTEREST" means any Security Interest falling within the provisions of sub-clauses 16.12(a) to 16.12(c);

     "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice or the lapse of time or the making of any determination or the fulfilment of any condition will, or could reasonably be expected to, constitute an Event of Default.

     "PRINCIPAL SUBSIDIARY" means HMTMS and any other member of the Combined Group whose gross assets exceed 10% of the total gross assets of the Combined Group or whose gross profit exceeds 10% of the gross profits of the Combined Group (gross assets and gross profits being determined in accordance with UK gaap);

     "PRODUCT AND MARKET REPORT" means the report referred to in paragraph 26 of
     Schedule 2;

     "PRO-FORMA IP LICENCE" means the licence attached as Appendix 2 to this Agreement;

     "PROJECT DOCUMENTS" means, at any time, the Mezzanine Finance Documents, the Warrant Instrument, the Warrants, the Shareholders Agreement, the Articles, the ARIS Undertaking, the Commissioned Software Agreement, and at any time after the date of this Agreement any other document certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute a Project Document and, in each case, each and any agreement, deed or other document or certificate executed in connection therewith and "PROJECT DOCUMENT" means any of them;

     "PROPERTIES" means, at any time, each of the properties listed in Schedule 8 and at any time after the date of this Agreement any other properties as the Mezzanine Agent acting on the instructions of all the Mezzanine
     Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute one of the Properties;

     "PROPOSED ACQUISITION" means a proposed purchase of all or substantially all of the shares or the business and assets of any person by the Borrower or any Appropriate Company or any Charging Company (as the case may be) which has beta approved by the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders;

     "PROPOSED ACQUISITION AGREEMENT" means the acquisition agreement certified in the agreed terms relating to a Proposed Acquisition and all other documents, agreements and certificates executed in connection therewith;

     "PROPOSED COMPLETION" means the completion of a Proposed Acquisition pursuant to the Proposed Acquisition Agreement for that Proposed Acquisition;

     "QUALIFYING LENDER" means at any time a person which is at that time recognised by the Inland Revenue as carrying on a bona fide banking business in the United Kingdom for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 and bringing into account amounts paid and payable under this Agreement as trading receipts in the ordinary course of its banking business;

     "RATE FIXING DAY" means, in relation to an Advance, its Drawdown Date and in relation to any Interest Period, the first day of that Interest Period;

     "REFERENCE BANKS" means Barclays de Zoete Wedd Limited acting for this purpose through its principal office in London, or such other banks or financial institutions which the Borrower and the Majority Mezzanine Lenders may agree from time to time; -

     "RELEVANT GROUP" means at any time prior to but excluding 31st December 1995 the Combined Group and at all times thereafter the BV Group;

     "RELEVANT SECURITIES" shall have the meaning ascribed to that term by
     Section 80(2) of the Companies Act 1985;

     "REPAYMENT DATA" means in relation to any Advance with a Drawdown Date which falls during any Period A the 28th of February in each calendar year commencing with the calendar year falling three calendar years after the Drawdown Date of that Advance and ending with the calendar year falling seven calendar years after the Drawdown Date of that Advance and in relation to any Advance which falls during any Period B the 28th of February in each calendar year commencing with the calendar year falling four calendar years after the Drawdown Date of that Advance and ending with the calendar year falling seven calendar years after the Drawdown Date of that Advance and "Repayment Date" means any of them;

     "RESERVATIONS" means the principle that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganization, court schemes, moratoria, administration and other similar laws generally affecting the rights of creditors, the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or to indemnify a person against non-payment of United Kingdom stamp duty may be void, defences of set-off or counterclaim and similar principles and similar matters arising under the laws of any foreign jurisdictions in which the relevant obligations may have to be performed;

     "SALE" means a sale of all or substantially all of the shares or business and assets of the Borrower or any Principal Subsidiary;

     "SECURITY INTEREST" means any mortgage, charge (fixed or floating), pledge, lien, hypothecation, right of set-off, trust, assignment by way of security, reservation of title, or any other security interest whatsoever, howsoever created or arising or any other agreement or arrangement (including, without limitation, a sale and repurchase arrangement) having the commercial effect of conferring security and any agreement to enter into, create or establish any of the foregoing;

     "SENIOR FACILITY AGREEMENTS" means at any time, each of the following facility agreements:-

     (a) a facility agreement dated 9th June 1994 between the Original Senior Leader and LK Hospitality (as, amended by an amending agreement dated 13th July 1994) pursuant to which the Original Senior Lender made available to LK Hospitality a loan facility of up to a maximum aggregate principal amount of L.450,000;

     (b) a facility letter agreement dated 9th June 1994 between the Original Senior Lender and LK Hospitality pursuant to which the Original Senior Lender made available to LK Hospitality an overdraft facility of up to a maximum aggregate principal amount of L.300,000 and certain other ancillary facilities as set out therein,

     (c) a facility agreement dated 11th October 1994 between the Original Senior Lender and LK Healthcare (as amended by an amending agreement dated 11th October 1994) pursuant to which the Original Senior Leader made available to LK Healthcare a loan facility of up to a maximum aggregate principal amount of L.1,759,000;

     (d) a facility agreement dated 11th October 1994 between the Original Senior Lender and LK Healthcare (as amended by an amending agreement dated 11th October 1994) pursuant to which the Original Senior Lender made available to LK Healthcare an overdraft facility of up to a maximum aggregate principal amount of L.350,000;

  (e) a facility agreement dated the same date of this Agreement between the Original Senior Lender and HMTMS pursuant to which the Original Senior Lender has agreed to make available to HMTMS certain credit facilities of up to a maximum aggregate principal amount of L.1,500,000; and

  (f) a facility agreement dated the same date of this Agreement between the Original Senior Lender and HMTMS pursuant to which the Original Senior Lender has agreed to make available to HMTMS certain credit facilities of up to a maximum aggregate principal amount of L.500,000, and at any time after the date of this Agreement any facility agreement certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall designate a Senior Facility Agreement and "SENIOR FACILITY AGREEMENT" means any of them;

     "SENIOR INTEREST" means the gross amount of interest payable by any BV Group Company in respect of the Senior Loans;

     "SENIOR LENDERS" means the Original Senior Lender and at any time after the date of this Agreement any other bank and financial institution as the Mezzanine Agent shall designate shall constitute a Senior Lender and "SENIOR LENDER" means any of them;

     "SENIOR LOANS" means the principal amount of all drawings made under each of the Senior Facility Agreements as in force on the date hereof or on the date of approval of the terms thereof by the Mezzanine Agent or such other amount as approved by the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders from time to time,

     "SENIOR SECURITY TRUSTEE" shall have the meaning ascribed to that term in the Intercreditor Deed;

     "SERVICE CONTRACTS" means, at any time, the service contracts between Dr Lycourgos Kyprianou and the Borrower dated on or about 30th March 1995, LK Hospitality and Mr Michael Gadbury and Clive Webster dated 26th March 1993 and 16th January 1990 respectively, and LK Healthcare and Mr David Horrell and Mr Robert Burgess dated 11th October 1994 and LKUK and Mr Noel Voice and Mr Michael Bennett each dated 26th March 1995 and LK Engineering and Mr Denis Badman dated 10th December 1994 respectively and at any time after the date of this Agreement the service contract referred to in Clause 16.44 upon the sum being duly executed by the parties thereto and any other service contract certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute one of the Service Contracts and "SERVICE CONTRACT" means any of them;

     "SHAREHOLDERS AGREEMENT" means the agreement entered into or to be entered into between, inter alia, Barclays de Zoete Wedd Limited, all the other shareholders of the Borrower at the date thereof and the Borrower, in the agreed terms;

     "SIGEN" means Sigen Limited a company incorporated in the Republic of Ireland with registered No 215474;

     "SSAP" means any statement of standard accounting practice issued by the Institute of Chartered Accountants for application in England and Wales and where referred by a number means that particular statement;

     "STERLING" or "L." means the lawful currency for the time being of the United Kingdom;

     "STOCK TRANSFER FORM" means the duly stamped stock transfer form duly executed or to be duly executed by GMTMS pursuant to which it will transfer the two ordinary shares issued in the capital of HMTMS to LKUK;

     "SUBSEQUENT ADVANCE" means an Advance made for the purposes set out in Clause 4.1(b);

     "SUBSEQUENT COMPLETION ACCOUNTS" means each of the accounts delivered to the Mezzanine Agent under Clause 17.4(d);

     "SUBSEQUENT VENDOR" means any vendor party to a Proposed Acquisition Agreement;

     "SUBSIDIARY" means in relation to any person, any entity which is controlled directly or indirectly by that person and any entity (whether or not so controlled) treated as a subsidiary in the latest financial statements of that person from time to time, and "CONTROL" for this purpose means the direct or indirect ownership of the majority of the voting share capital of such entity or the right or ability to direct management to comply with the type of material restrictions and obligations contemplated in the Mezzanine Finance Documents or to determine the composition of a majority of the board of directors (or like board) of such entity, in each case whether by virtue of ownership of share capital, contract or otherwise;

     "SUSPENSION NOTICE" has the meaning given to it in Clause 9.1;

     "TARGET" means HMTMS and at any time after the date of this Agreement any other person as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute a Target;

     "TARGET GROUPS" means each group of companies comprising a Target and all of that Target's Subsidiaries and "TARGET GROUP" means any one of those groups of companies and "MEMBER OF THE TARGET GROUP" or "TARGET GROUP COMPANY" means any company in any of the Target Groups;

     "TARGET GROUP PRO-FORMA STATEMENTS" means the Bec Statements and at any time after the date of this Agreement the pro-forma financial statements of any Target Group and any member of that Target Group in the agreed terms identified as such by the Mezzanine Agent (acting on the instructions of all the Mezzanine Lenders) in a Term Sheet in relation to any Subsequent Advance made in relation to that Target Group and required to be delivered by the Borrower to the Mezzanine Agent prior to the Mezzanine Lenders making any Subsequent Advance;

     "TAXES" means and includes all present and future income and other taxes, levies, assessments, imposts, deductions, charges, duties, compulsory loans and withholdings whatsoever and wheresoever imposed and any charges in the nature of taxation together with interest thereon and penalties and fines with respect thereto, if any, and any payments made on or in respect thereof and "TAX" and "TAXATION" shall be construed accordingly;

     "TERM SHEET" means a term sheet, in the agreed terms, issued by the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders to the Borrower in relation to each Subsequent Advance and a Proposed Acquisition and "TERM SHEETS" shall mean any of them;

     "TERMINATION DATE" means 30th September 1995 or such later date as agreed in writing between the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders and the Borrower;

     "TOTAL OUTSTANDINGS" means, at any time, the aggregate amount of principal, interest and other sums outstanding hereunder;

     "TRANSACTION DOCUMENTS" means the Acquisition Package Documents, the Project Documents and the Finance Documents;

     "TRANSFER CERTIFICATE" means a certificate in the form set out in Schedule
     6;

     "TRANSFEREE" has the meaning given to it in Clause 28.2;

     "TRANSFEROR" has the meaning given to it in Clause 28.2; "UK GAAP" means accounting principles, standards and practices generally accepted in the United Kingdom;

     "UK GROUP" means LKUK and all of its Subsidiaries and "MEMBER OF THE UK GROUP" or "UK GROUP COMPANY" means any of them;

     "VENDORS" means Cygnus Ventures Limited a company incorporated in Guernsey with registered No. G14142, Bec and any Subsequent Vendor and "Vendor" means any of them;

     "VENDOR DISCLOSURE LETTER" means the disclosure letters to be addressed by or on behalf of the relevant Vendors to LKUK and HMTMS respectively pursuant to the Acquisition Agreements, certified in the agreed terms;

     "WARRANTS" shall, at any time, have the meaning ascribed to that term in the Warrant Instrument and at any time after the date of this Agreement any other warrant certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall constitute a Warrant and "WARRANT" means any of them;

     "WARRANT CERTIFICATE" shall have the meaning ascribed thereto in the Warrant Instrument; and

     "WARRANT INSTRUMENTS" means, at any time, the deed poll catered into or to be entered into by the Borrower in respect of certain shares in the capital of the Borrower in the agreed terms and at any time after the date of this Agreement any other Warrant Instrument certified in the agreed terms as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall specify in a Term Sheet in relation to any Subsequent Advance shall construe a Warrant Instrument and "WARRANT INSTRUMENT" means any of them.

     In this Agreement, unless the context otherwise requires, a reference to:-

     (a) "ASSETS" includes property and rights of every kind, present, future and contingent (including uncalled share capital) and every kind of interest in an asset;

     (b) an "ANNIVERSARY" of any day shall mean the day falling twelve months after such day;

     (c) "INDEBTEDNESS" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

     (d) a "PERSON" includes any person, individual, firm, company, corporation, government, state or agency of a state or any undertaking (within the meaning of Section 259(l) of the Companies Act 1985) or other association (whether or not having separate legal personality) or any two or more of the foregoing;

     (e) "WINDING UP" of any person includes its dissolution and/or termination and/or any equivalent or analogous proceedings under the law of any jurisdiction in which the person concerned is incorporated, registered, established or carries on business or to which that person is subject.

     (f) "REPAYMENT" includes "PREPAYMENT" and its grammatical variations and cognate expressions shall be construed accordingly;

     (g) a document being in "THE AGREED TERMS" means in a form agreed between the Borrower and the Mezzanine Agent and initialled by them or on their behalf for the purposes of identification;

     (h) a "MONTH" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month provided that if:

                  (i) any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day in the same calendar month or, if none, on the preceding Business Day; and

                  (ii) a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month;

     (and references to "MONTHS" shall be construed accordingly);

     (i) a document being "CERTIFIED" means a document certified by a director or secretary of the party providing the document as being genuine and in full force and effect and, if a copy, a true and complete copy of the original; and

     (j) "IT" includes "HIS" and "HER" and their grammatical variations and cognate expressions shall be construed accordingly.

1.3  Save where a contrary intention appears, in this Agreement:

     (a) a reference to the Borrower, the Mezzanine Agent, the Mezzanine Security Trustee, the Mezzanine Lenders, the Mezzanine Finance Parties, a Reference Bank or an Obligor is, where relevant, deemed to be a reference to or to include, as appropriate, their respective successors or assigns;

     (b) references to Clauses and Schedules are references to, respectively, Clauses of and schedules to this Agreement and references to this Agreement include its Schedules;

     (c) a reference to (or to any specified provision of) any agreement, deed or other instrument (including the Mezzanine Finance Documents and the other Transaction Documents) is to be construed as a reference to that agreement, deed or other instrument or that provision as it may have been or hereafter be, from time to time, amended, varied, supplemented, modified restated or novated but excluding for this purpose any amendment, variation, supplement, modification, restatement or novation which is contrary to any provision of any of the Mezzanine Finance Documents;

     (d) a reference to a statute or statutory instrument or any provision thereof is to be construed as a reference to that statute or statutory instrument or such provision thereof as the same may have been, or may from time to time hereafter be, amended or re-enacted;

      (e)   a time of day is a reference to London time;

      (f) the index to and the headings in this Agreement are inserted for convenience only and are to be ignored construing this Agreement; and

      (g) words importing the plural shall include the singular and vice versa.

1.4 RELATIONSHIP WITH INTERCREDITOR DEEDS: This Agreement is entered into subject to, and with the benefit of, the terms of the Intercreditor Deeds. Notwithstanding anything to the contrary herein, the terms of the Intercreditor Deeds shall prevail in the event of there being a conflict between the terms of this Agreement and the terms of the Intercreditor Deeds. The fact that a provision of this Agreement is expressed to be subject to the terms of any Intercreditor Deed does not mean, and shall not be taken to mean, that any other provision of this Agreement is not so subject.

2.    THE FACILITY

2.1 NATURE AND AMOUNT: The Mezzanine Lenders grant to the Borrower a term loan facility upon and subject to the terms and conditions of this Agreement in an amount equal to the Total Commitments whereby the Mezzanine Lenders will, at the request of the Borrower, make Advances to the Borrower in Sterling.

2.2 FACILITY LIMIT: The Total Commitments, shall not, on the Accession Date, exceed the Maximum Facility Amount on such date. There shall not be more than one Accession Date and such date shall not fall on any day during the period beginning on the date on which a Drawdown Request is made and ending on the date on which the relevant Advance is made.

2.3 ACCEDING MEZZANINE LENDERS: Subject to Clause 2.2 above, the Mezzanine Agent may at any time after the Initial Termination Date give notice in writing to the Borrower and the other Mezzanine Lenders of the identity of and nominating any one or more financial institutions which are to become Acceding Mezzanine Lenders on the Accession Date specified therein each with a Commitment of an integral multiple of L500,000 in which event:

      (i) the Mezzanine Agent shall procure the delivery to it, on or before the Accesion Date, of a Mezzanine Lenders Accession Notice from each such financial institution agreeing to be bound by the provisions of this Agreement and the Intercreditor Deed and specifying the amount of such financial institution's Commitment for the purposes of this Agreement; and

      (ii) upon the Accession Date, each such financial institution shall become an Acceding Mezzanine Lender for the purposes hereof, and the Mezzanine Agent, each such Acceding Mezzanine Lender and the other parties to this Agreement and the Intercreditor Deed shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had each such financial institution been an original party to this Agreement and the Intercreditor Deed with a Commitment equal to the relevant amounts expressed in its Mezzanine Lender Accession Notice.

3.    PARTICIPATING OF MEZZANINE LENDERS

3.1 BASIS OF PARTICIPATION: Subject to the provisions of this Agreement, each Mezzanine Lender will participate in each Advance in the proportion which its Commitment (as at the Drawdown Date) bears to the undrawn portion of the Total Commitments (as at such date).

3.2   LENDING OFFICE:

      (a) Each Mezzanine Lender will participate in each Advantage through its Lending Office.

      (b) If any Mezzanine Leader changes its Lending Office, that Mezzanine Lender will notify the Mezzanine Agent and the Borrower promptly of such change and, until it does so, the Mezzanine Agent and the Borrower will be entitled to assume that no such change has taken place.

3.3   RIGHTS AND OBLIGATIONS OF MEZZANINE FINANCE PARTIES:

      (a) The rights and obligations of each of the Mezzanine Finance Parties under the Mezzanine Finance Documents are several. Failure of a Mezzanine Finance Party to observe and perform its respective obligations under any Mezzanine Finance Document shall neither:

            (i) result in any other Mezzanine Finance Party incurring any liability whatsoever; nor

            (ii) relieve the Borrower or any other Obligor or any other Mezzanine Finance Party from their respective obligations under the Mezzanine finance Documents.

      (b) Notwithstanding any other provision of any Mezzanine Finance Document, the interests of each Mezzanine Finance Party are several and the total amounts outstanding at any time under the Mezzanine Finance Documents and due to each Mezzanine Finance Party constitute separate and independent debts. Accordingly, as regards each Mezzanine Lender and its participation in an Advance, the amount of principal advanced by that Mezzanine Lender will constitute a separate and independent debt owed to it.

3.4 ENFORCEMENT OF RIGHTS: Each Mezzanine Finance Party has the right to protect and enforce its rights arising out of the Mezzanine Finance Documents and it will not be necessary for any other Mezzanine Finance Party to be joined as an additional party in any proceedings brought for the purpose of protecting or enforcing such rights.

3.5   SYNDICATION:

      (a) The parties confirm that at the date hereof the Facility is being made available by the Original Mezzanine Lender with the intention (but not the obligation) that the Mezzanine Agent should co-ordinate syndication of the Facility ("Syndication") and, accordingly, references to the "Mezzanine Lenders" and "Majority Mezzanine Lenders" shall, until the first date on which any assignment, transfer or novation in connection with Syndication or in respect of all or part of the rights and obligations of the Mezzanine Lenders hereunder in accordance with Clauses 28.2 or 28.3 takes effect (the "First Syndication Date"), be construed as a reference solely to the Original Mezzanine Lender.

      (b) The Mezzanine Agent shall notify the Borrower promptly after commencing Syndication.

      (c) The Borrower acknowledges that Syndication will take place and undertakes to assist and co-operate with the Mezzanine Agent in Syndication in such manner and to such extent as the Mezzanine Agent may from time to time request including, without limitation, by:-

          (i) the preparation of an information memorandum in relation to the Combined Group and the business, trading, prospects, financial condition, assets and liabilities of the Combined Group as a whole and of the Borrower and each Combined Group Company; and/or

          (ii) participating in presentations to potential Mezzanine Lenders concerning the activities of the Combined Group as a whole and of the Borrower and each Combined Group Company; and/or

          (iii) selecting Interest Periods having a duration of not more than one month in respect of all Advances made on or within two months of the date the Mezzanine Agent notifies the Borrower pursuant to Clause 3.5(b) that it has commenced Syndication.

4.   APPLICATION OF ADVANCES

4.1  The Borrower shall apply the proceeds of the Facility in or towards:

     (a) (in the case of the First Advance) financing a loan to LKUK to be applied by LKUK in or towards financing the Acquisitions and the Acquisition Costs relating to the Acquisitions up to a maximum amount of L.2,500,000; and

     (b) (in the case of any Subsequent Advance) financing a Proposed Acquisition and any Acquisition Costs related to that Proposed Acquisition or financing a loan to and/or subscribing for shares in any Appropriate Company to enable it to finance the forgoing or finance a loan and/or subscribing for shares in any other Appropriate Company to enable that Appropriate Company to finance the relevant Proposed Acquisition but in any case up to a maximum amount to be approved by the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders at the time of that Advance and in any event not exceeding the Available Amount at that time.

4.2 No Mezzanine Finance Party shall be concerned or obliged to enquire as to the use of application of any such proceeds.

5.   CONDITIONS PRECEDENT

5.1 INITIAL CONDITIONS PRECEDENT: The obligations of the Mezzanine Lenders to participate in and make any Advance available to the Borrower under this
Agreement:

     (a) in the case of the First Advance, are subject to the conditions precedent set out in Schedule 2; and

     (b) in the case of any Subsequent Advance, are subject to all the conditions set out under the heading "conditions subsequent" in the Term Sheet relating to that Advance,

being fulfilled to the satisfaction of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders and its legal advisers by 12:00 noon on the second Business Day prior to the proposed Drawdown Date (or such later time as the Mezzanine Agent may agree).

5.2 NOTIFICATION: When the Mezzanine Agent is satisfied that such conditions have been fulfilled, the Mezzanine Agent will give notice to that effect to the Borrower and each of the Mezzanine Lenders. If the conditions referred to in Clause 5.1(a) have not been fulfilled by the date falling 14 days after the date of this Agreement the Mezzanine Lenders will cease to have any obligation to make any Advance to the Borrower.

5.3 ADDITIONAL CONDITIONS PRECEDENT: The obligation of the Mezzanine Lenders to make any Advance to the Borrower is subject to the following further conditions precedent that on both the date of the relevant Advance Request and the relevant Drawdown Date:

      (a) no Event of Default or Potential Event of Default has occurred and continues unremedied;

      (b) the representations and warranties set out in Clause 15 (Representations and Warranties) (other than contained in Clauses 15.9(a) and 15.15(a) in the case of any Subsequent Advance) are true and accurate and will remain true and accurate immediately after the Advance is made as if made with reference to the facts and circumstances existing on each such day except that the references to (a) Combined Group Pro-forma Statements in Clause 15.12(b); (b) Target Group Pro-forma Statements in Clause 15.12(c); and (c) Budget in the definition of Information Package; shall be construed as references to respectively: (i) the then latest consolidated management accounts of the Combined Group delivered to the Mezzanine Agent pursuant to Clause 17.4(b) at any time prior to but excluding 31st December 1995 and at any time thereafter the then latest audited consolidated accounts of the BV Group delivered to the Mezzanine Agent pursuant to Clause 17.4(a); (ii) following the Completion Date or a Proposed Completion (as the case may be) related to the relevant Target Group, the Completion Accounts or Subsequent Completion Accounts related to that Proposed Completion (as the case may be) on delivery of those respective accounts to the Mezzanine Agent pursuant to Clause 17.4(c) and (d) and thereafter the then latest consolidated or unconsolidated (as the case may be) accounts of that Target Group; (iii) the then latest Budget delivered to the Mezzanine Agent pursuant to Clause 17.4(e);

      (c) none of the circumstances specified in Clause 9 (Market Disruption) has occurred and is continuing; and

      (d) the Mezzanine Agent and its legal advisers have received, and found to be satisfactory in all respects, such further opinions, consents, agreements and documents in connection with this Agreement as the Mezzanine Agent may reasonably request by notice to the Borrower prior to the relevant Drawdown Date.

6.    DRAWDOWN PROCEDURES

6.1 Whenever the Borrower wishes to borrow an Advance, it must deliver to the Mezzanine Agent a duly completed Advance Request not later than 10:00 a.m. one Business Day prior to the proposed Drawdown Date.

6.2 An Advance Requests delivered to the Mezzanine Agent must be in the form set out in Schedule 4 and must specify each of the following:

      (a) the proposed Drawdown Date for the Advance (which during the Initial Period must be a Business Day on or after the Availability Date which is or precedes the Initial Termination Date and at any time thereafter shall be a Business Day which is or precedes the Termination Date);

      (b) the amount of the Advance, which must (i) be a minimum of L.500,000 and an integral multiple of L.50,000 and (ii) comply with Clause 6.3;

      (c) the duration of the first Interest Period applicable to the Advance, which must comply with Clause 8 (Selection of Interest Periods); and

      (d) details of the payee and the account which must be in the United Kingdom to which the proceeds of the Advance are to be paid.

6.3 In no event may the amount specified in an Advance Request be such that the Loan would thereby exceed the then Total Commitments.

6.4   An Advance Request once given may not be withdrawn or revoked.

6.5 Not more than one Advance may be requested by the Borrower in any period of ten consecutive Business Days.

6.6 Subject to the provisions of this Agreement, each Mezzanine Lender will make available to the Mezzanine Agent its Participation Proportion of the relevant Advance on the relevant Drawdown Date in accordance with Clause
      11.1 (Payments).

6.7 If prior to an Advance being made a Mezzanine Lender's Commitment has or will be wholly cancelled or terminated pursuant to this Agreement, that Mezzanine Lender will not participate in the Advance concerned.

6.8 The Mezzanine Agent may at its discretion round, upwards or downwards, a Mezzanine Lender's participation in an Advance to such extent as the Mezzanine Agent considers appropriate to ensure that the participation concerned is not less than L.250,000 and an integral multiple of L.25,000 or such other amount and integral multiple as the Mezzanine Agent shall in its absolute discretion select from time to time.

6.9 Whenever the Mezzanine Agent receives an Advance Request which complies with the requirements of Clause 6.1, the Mezzanine Agent will promptly give notice to each of the Mezzanine Lenders specifying:

      (a)   the proposed Drawdown Date;

      (b)   the amount of the Advance;

      (c)   the length of the Interest Period; and

      (d) the amount of such Mezzanine Lender's participation in the relevant Advance.

6.10 Any part of the Facility undrawn and uncancelled after the Termination Date shall thereupon be automatically cancelled.

7.    INTEREST

7.1 Each Advance will bear interest for each of its Interest Periods at the rate per annum determined by the Mezzanine Agent to be the aggregate of the applicable:

      (a)   Margin; and

      (b)   LIBOR; and

      (c)   Additional Costs Rate.

7.2 The Agent will notify the Borrower and the Mezzanine Lenders of each rate of interest as soon as it is determined under this Agreement.

        7.3 Interest will be calculated on the basis of actual days elapsed and a 365 day year and will accrue from day to day from, and including, the first day of each Interest Period.

        7.4 The Borrower will pay interest accrued on each Advance to the Mezzanine Agent for the account of the Mezzanine Lenders in arrear on the last day of each Interest Period applicable to that Advance.

        7.5 If requested to do so, each Reference Bank shall use its reasonable endeavours to supply a quotation to the Mezzanine Agent for the purposes of determining LIBOR for a particular Interest Period. If any Reference Bank does not do so, the relevant arithmetic mean shall be determined on the basis of the quotation supplied by the remaining Reference Banks. If no Reference Bank supplies a quotation, Clause 9 shall apply.

        7.6 If the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this Clause 7.6) under this Agreement or any other Mezzanine Finance Document on its due date (an "UNPAID SUM"), the Borrower will pay default interest on such unpaid sum from its due date to the date of actual payment (as well after as before judgement) at a rate (the "DEFAULT RATE") determined by the Mezzanine Agent to be 2 per cent per annum above:

                (a) where the unpaid sum is principal which has fallen due prior to the expiry of the relevant Interest Period, the rate applicable to such principal immediately prior to the date it so fell due (but only for the period from such due date to the end of the relevant Interest Period); or

                (b) in any other case (including principal falling within Clause 7.6(a) above once the relevant Interest Period has expired), the rate which would be payable if the unpaid sum was an Advance made for a period equal to the period of non-payment divided into successive Interest Periods of such duration as shall be selected by the Mezzanine Agent (a "DEFAULT INTEREST PERIOD").

        7.7 Default interest will be payable on demand by the Mezzanine Agent and will be compounded at the end of each Default Interest Period.

        7.8 The Mezzanine Agent will promptly notify the Borrower and the Mezzanine Lenders of each determination of the Default Rate and each selection of a Default Interest Period.

        8.      SELECTION OF INTEREST PERIODS

        8.1 Subject as provided herein and to Clause 3.5(e)(iii) (interest periods during Syndication), the duration of each Interest Period will be a period of three or six months as notified by the Borrower to the Mezzanine Agent not later than 10:00 a.m. one Business Day prior to the commencement of such Interest Period provided that:

                (a) the first Interest Period in relation to an Advance will commence on the Drawdown Date relating thereto and each subsequent Interest Period relating to such Advance will commence on the expiry of the preceding Interest Period relating thereto;

                (b) if the Borrower fails to select an Interest Period, then, subject as provided in this Clause 8 and Clause 3.5(c)(iii), the Borrower will be deemed to have selected an Interest Period of three months;

                (c) if all or part of an Advance is required to be repaid on a Repayment Date to ensure that the Borrower complies with its obligations under Clauses 10.1 or
                        10.2 (Repayment) and if an Interest Period relative to that Advance would, but for the operation of this sub-clause (c), extend beyond such Repayment Date, then such Interest Period shall commence upon the expiry of the immediately preceding Interest Period and expire on the relevant Repayment Date;

        (d) any Interest Period which begins during or at the same time as any other Interest Period during the Consolidation Period shall end at the same time as that other Interest Period during the Consolidation Period; and

        (e) at any time after 31st October 1996 any Interest Period which begins during or at the same time as any other Interest Period shall end at the same time as that other Interest Period.

8.2 If any Interest Period would, but for this Clause 8.2, end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month and/or beyond a Repayment Date, in which event such Interest Period shall end on the last preceding Business Day.

8.3 If two or more Interest Periods end at the same time, then, on the last day of those interest Periods, the Advances to which they relate shall be consolidated into (and thereafter, save as otherwise provided herein, be treated in all respects as) a single Advance.

8.4 No Interest Period in the Initial Period shall expire after the Initial Termination Date.

8.5     No Interest Period shall expire after the Final Repayment Date.

8.6 The Agent will notify the Mezzanine Lenders of each Interest Period applicable to each Advance promptly upon the same being determined.

9.      MARKET DISRUPTION

9.1 If prior to the commencement of an Interest Period (an "AFFECTED INTEREST PERIOD"):

        (a) the Agent, after consultation with the Mezzanine Lenders determines that, by reason of circumstances affecting the London Interbank Market generally, adequate and fair means do not or will not exist for ascertaining the interest rate applicable to the Affected Interest Period; or

        (b) the Majority Mezzanine Lenders notify the Mezzanine Agent that LIBOR would not accurately reflect the cost to such Majority Mezzanine Lenders of making or maintaining their respective participants in the relevant Advance during the Affected Interest Period; or

        (c) no Reference Bank notifies a rate to the Mezzanine Agent for the purposes of determining LIBOR for the Affected Interest Period; or

        (d) by reason of circumstances affecting the London Interbank Market generally, Sterling is not available to a Mezzanine Lender in order to fund its participation during the Affected Interest Period, the Mezzanine Agent will give notice of such event to the Borrower and the Mezzanine Lenders (a "SUSPENSION NOTICE"). If the Suspension Notice is given prior to the receipt by the Mezzanine Agent of an Advance Request, the Borrower's right to borrow and issue an Advance Request hereunder will be suspended for so long as the circumstances giving rise to the Suspension Notice continue.

9.2 If at the time of the Suspension Notice an Advance Request has been given pursuant to Clause 6.1 (Drawdown Procedures), such Advance Request shall be deemed to have been cancelled and the Advance concerned shall not be made unless the Borrower and the Mezzanine Agent agree otherwise.

9.3 Subject to Clause 9.2, during the 21 days following the giving of the Suspension Notice, the Mezzanine Agent and the Mezzanine Lenders and the Borrower will negotiate in good faith in order to arrive at a mutually acceptable substitute basis for calculating the alternative interest rate or (as the case may be) an alternative basis for the relevant Mezzanine Lender to fund or continue to fund the affected Advance during the Affected Interest Period. If within such 21 day period the parties agree in writing upon a substitute basis, such substitute basis shall apply in accordance with its terms. If the parties fail to agree on a substitute basis within such 21 day period, the Mezzanine Agent will certify to the Borrower (such certificate to be conclusive in the absence of manifest error) the basis upon which interest in relation to the Affected Interest Period is to be fixed or (as the case may be) the basis upon which the relevant Mezzanine Lender will fund or continue to fund its participation in the Advance during the Affected Interest Period. Such basis (in relation to the said rate of interest) may include the substitution of the cost of funds to the Mezzanine Lenders from other sources and for different funding periods, plus the Margin and, where appropriate, the Additional Costs Rate, and may be retroactive to the beginning of the Affected Interest Period. Such interest will be calculated at the rate specified in the Mezzanine Agent's certificate.

9.4 Notwithstanding the foregoing, the Borrower may, at any time after the Mezzanine Agent has set a substitute funding procedure or interest rate or rates pursuant to Clause 9.3 and for so long as such funding procedure or interest rate or rates continue(s) to be applicable, give to the Mezzanine Agent not less than 5 Business Days' notice (which shall be irrevocable) of its intention to prepay the whole (but not part only) of the Advance affected, in which event the Borrower will pay to the Mezzanine Agent:

        (a) for the account of the Mezzanine Lenders on the date specified in such notice the principal amount of the Advance affected without payment of the prepayment premium referred to in Clause
                10.5 together with interest accrued thereon down to the date of actual prepayment; and

        (b) on demand for the account of each Mezzanine Lender such amount (if any) as such Mezzanine Lender may certify should be paid to it pursuant to Clause 30.1 (General Indemnity and Breakage Costs).

10.     REPAYMENT AND PREPAYMENT

10.1 FIRST ADVANCE REPAYMENT: The First Advance drawn down hereunder is repayable by the Borrower in equal annual instalments on each Repayment Date in respect of that Advance.

10.2 SUBSEQUENT ADVANCES REPAYMENT: Each Subsequent Advance drawn down hereunder is repayable by the Borrower in equal annual instalments on each Repayment Date in respect of that Advance.

10.3 FINAL REPAYMENT DATE: On the Final Repayment Date, the Borrower additionally will pay to the Mezzanine Agent for the account of the Mezzanine Lenders all other sums then outstanding or payable hereunder.

10.4 VOLUNTARY PREPAYMENT: The Borrower may prepay the whole or any part of an Advance on the last day of an Interest Period relating thereto provided that the Mezzanine Agent has received not less than 10 Business Days' notice from the Borrower of the proposed date and amount of the prepayment. If an Advance is to be prepaid in part, the amount of the partial prepayment must in the case of any Initial Prepayment be a minimum amount of L.200,000 and an integral multiple of L.50,000 and in all other cases be a minimum of L.500,000 and an integral multiple of L.500,000. A notice of intended prepayment will be irrevocable and the Borrower will pay to the Mezzanine Agent for the account of the Mezzanine Lenders the principal amount concerned together with interest accrued thereon.

10.5 PREPAYMENT FEE: A prepayment fee of 2% on the amount of any Advance prepaid (other than any Initial Prepayment) shall be payable by the Borrower to the Mezzanine Agent for the account of the Mezzanine Lenders on the date of prepayment in relation to any prepayment made on or before the third anniversary of the Drawdown Date of that Advance. For the avoidance of doubt each amount prepaid other than any Initial Prepayment shall be applied in or towards the reduction of scheduled repayments in respect of the last Advance made under this Agreement prior to that prepayment in inverse order of maturity.

10.6 INITIAL PREPAYMENTS: For the avoidance of doubt each Initial Prepayment shall (a) be applied pro rata against each of the scheduled repayments of the First Advance set out in Clause 10.1; (b) reduce pro tanto the obligations of the Borrower under Clause 10.1; (c) prior to the Termination Date be available for redrawing.

10.7    PREPAYMENT ON CHANGE OF CONTROL AND LISTING:

        (a)     If any of the events listed in Clause 10.7(b) occur then:

                (i) the Borrower will prepay all Advances, accrued interest thereon and all other sums payable under this Agreement and the other Mezzanine Finance Documents;

                (ii) the unborrowed amount of the Facility will be cancelled and the Commitment of each Mezzanine Lender in respect of the Facility shall be reduced to zero; and

                (iii) save as otherwise agreed with the relevant counterparty to the Hedging Agreements, the Borrower will terminate or sell the Hedging Agreements and pay all amounts due under the Hedging Agreements to the said counterparty as a result of any such termination.

        (b)     The events referred to in Clause 10.7(a) are the following:

                (i)     a Sale;

                (ii)    a Flotation; or

                (iii) any change in the legal or beneficial ownership of the shares of the Borrower or any Principal Subsidiary after the date of this Agreement which results in any single person or group of persons acting in concert (as defined in the City Code on Takeovers and Mergers) acquiring Control of the Borrower or, as the case may be, any Principal Subsidiary or if there shall be such a change of Control by virtue of any contract or arrangement made in either case without the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders.

10.98 MANDATORY PREPAYMENTS ON ASSET DISPOSALS: Where the Borrower or any member of the Combined Group disposes of an asset (other than a disposal permitted by Clause 16.10) the proceeds of the disposal (net of reasonable provision for tax and reasonable disposal costs)



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
        shall be applied in or towards prepayment of the outstandings under this Agreement in accordance with Clause 10.9.

10.9 PREPAYMENTS: ORDER OF APPLICATION: Prepayments made pursuant to Clauses 10.4, 10.7 and 10.8 (other than any Initial Prepayments) shall be applied against the scheduled repayments set out in Clauses 10.1 and
        10.2 in inverse order of maturity and thereafter in payment of all other sums payable to the Mezzanine Finance Parties under the Mezzanine Finance Documents. Each Initial Prepayment shall be applied pro rata against each of the scheduled repayments set out in Clause 10.1.

10.10   PREPAYMENTS DURING INTEREST PERIODS:

        (a) Where any amount required to be prepaid under Clause 10.8 is received by the Mezzanine Agent for the account of the Mezzanine Lenders during an Interest Period the Mezzanine Agent will retain such amount until the end of such Interest Period and will apply the same against the relevant Advance or Advances hereunder on the expiry of the relevant Interest Period.

        (b) Pending application against the relevant Advance the sums held by the Mezzanine Agent under Clause 10.10(a) will be placed in a Cash Collateral Account and the interest earned on such account will be applied by the Mezzanine Agent towards the interest due by the Borrower in respect of the relevant Advance at the time the amount is applied in repayment of the relevant Advance.

        (c) The Borrower may, by notice to the Mezzanine Agent, require that any Interest Period be broken and that the proceeds arising under Clause 10.8 be applied immediately towards repayment of the next Advance to mature subject to payment of any breakage costs thereby incurred by the Mezzanine Lenders in accordance with Clause 30.1.

10.11   CASH COLLATERAL ACCOUNTS:

        (a) Amounts standing in the credit of any Cash Collateral Account shall bear interest at a commercial rate determined by the Mezzanine Agent.

        (b) Whenever a Cash Collateral Account is established or further monies placed in a Cash Collateral Account, the Borrower shall, if so required by the Mezzanine Agent, forthwith either:

             (i) enter into a Cash Collateral Charge in respect of such Cash Collateral Account; and/or

             (ii) enter into a letter of agreement in relation to such Cash
                  Collateral Account conferring set-off and similar rights in favour of the Mezzanine Finance Parties. Without prejudice to the provisions of this Clause 10.11 if a Cash Collateral Account is established with the Mezzanine Security Trustee or any other Mezzanine Finance Party then:

                  (A) following the occurrence of an Event of Default the
                      relevant Mezzanine Finance Party shall be entitled to set-off the credit balance on the Cash Collateral Account against the Borrower's obligations to that Mezzanine Finance Party or in the case of the Mezzanine Security Trustee all the Mezzanine Finance Parties under the Mezzanine Finance Documents;

              (B) the amounts standing to the credit of the Cash Collateral
                  Account shall not be repayable to the Borrower (save as otherwise provided herein or in any of the other Mezzanine Finance Documents) unless and until all outstandings under this Agreement have been repaid and discharged in full; and

              (C) the Borrower shall not be entitled to assign, charge or otherwise deal with the Cash Collateral Account or any credit balances thereon or its equity of redemption thereto except to the extent necessary to comply with this Clause 10.11.

10.12 CANCELLATION: The Borrower may cancel the undrawn amount of the Facility in whole or in part (but if in part in a minimum of either the balance of the undrawn Facility or L.500,000 and an integral multiple of L.500,000) at any time on or prior to the Termination Date by giving not less than 10 days' notice to that effect to the Mezzanine Agent (effective only on actual receipt). A notice of cancellation will be irrevocable.

10.13 CANCELLATION FEE: A cancellation fee of 2% on the amount cancelled shall be payable by the Borrower to the Mezzanine Agent for the account of the Mezzanine Lenders on the date of any such cancellation made by the Borrower on or before the third anniversary of the Drawdown Date of the First Advance made hereunder.

10.14 INDIVIDUAL CANCELLATION: If the amount of any payment to be made to or for the account of any Mezzanine Lender is increased under Clause 12.1 (Gross up) or any Mezzanine Lender claims compensation under Clause 13.1 (Increased Costs), then the Borrower may, at any time thereafter and by not less than 10 days' prior notice to the Mezzanine Agent, cancel without payment of any cancellation fee the Commitment of that Mezzanine Lender whereupon that Mezzanine Lender shall cease to be obliged to participate in making Advances hereunder and its Commitment shall be reduced to zero.

10.15 RELATIONSHIP WITH INTERCREDITOR DEEDS: To the extent that any amount prepaid or required to be prepaid under this Agreement is, by the terms of this Agreement, required to be applied against any Advance or other sum outstanding under the Mezzanine Finance Documents, such amount shall only be so applied, and shall only be required to be so applied (notwithstanding the relevant provision of this Agreement), if and to the extent that such application is not required to be applied in making payments to the Senior Lenders under the Senior Facility Agreements and is in any event permitted under the relevant Intercreditor Deed.

10.16   GENERAL:

        (a) No prepayment or cancellation may be made except at the times and in the manner expressly provided by this Agreement.

        (b) No amount prepaid (other than the amount of any Initial Prepayment) may be subsequently re-drawn.

        (c)  Each Initial Prepayment may be re-drawn.

        (d) All prepayments will be made together with interest accrued thereon up to the date of prepayment.

        (e) The Mezzanine Agent shall notify the Mezzanine Lenders promptly upon receipt by it of a notice of prepayment or cancellation.


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
11.   PAYMENTS

11.1 Payments to Mezzanine Agent: All payments to be made by the Borrower and/or by any Obligor and/or any Mezzanine Lender under the Mezzanine Finance Documents are to be made to the Mezzanine Agent in Sterling in immediately available funds not later than 11.00 a.m. on the date in question to such account in the United Kingdom as the Mezzanine Agent specifies for that purpose.

11.2 Payments by Agent: Subject to Clause 11.3, each payment received by the Mezzanine Agent for the account of another person will be made available by the Mezzanine Agent to that person in immediately available funds for value on the same day by transfer to such bank account in the United Kingdom as that person has previously notified to the Mezzanine Agent by not less than three Business Days' prior notice in writing.

11.3  Netting of Payments: If on any Drawdown Date:

      (a) the Mezzanine Lenders are required to make their Participation Proportions of an Advance; and

      (b) a payment is due to be paid by the Borrower to the Mezzanine Agent for the account of the Mezzanine Lenders,

      the Mezzanine Agent may (without prejudice to the obligation of the Borrower to make the payment in question) apply any amount payable by the Mezzanine Lenders to the Borrower on that Drawdown Date in respect of the relevant Advance in or towards satisfaction of the amounts payable by the Borrower to the Mezzanine Lenders on such Drawdown Date.

11.4 Assumed Receipt: Where a sum is to be paid under any Mezzanine Finance Document for the account of another person, the Mezzanine Agent will not be obliged to make any such sum available to that person until it has been able to establish to its satisfaction that it has actually received such sum, but if it does so and it proves to be the case that it had not actually received the sum it paid out, then such person will on request ensure that the amount so made available is refunded to the Mezzanine Agent and such person will be liable (1) to pay to the Mezzanine Agent interest on the amount in question at the rate determined by the Mezzanine Agent to be equal to the cost to the Mezzanine Agent of funding such amount for the period from payment out by the Mezzanine Agent until refund to the Mezzanine Agent thereof and (2) to indemnify the Mezzanine Agent against any additional cost or loss it may have suffered or incurred by reason of it having paid out such sum prior to it having received the same.

11.5 No Set-Off or Deductions: All payments made by the Borrower or any other Obligor under the Mezzanine Finance Documents (whether of principal, interest, fees or otherwise) must be paid in full without set-off or counterclaim and not subject to any condition and free and clear of and without any deduction or withholding for or on account of any Taxes (except as provided in Clause 12 (Taxes)).

11.6 Business Days: Subject to Clause 8.2, if any sum would otherwise become due for payment pursuant to any of the Mezzanine Finance Documents on a day which is not a Business Day, such sum shall become due on the next succeeding Business Day and all sums payable under any of the Mezzanine Finance Documents calculated by reference to any period of time shall be recalculated on the basis of such extension in time.

11.7 Mezzanine Lenders' Records: Each Mezzanine Lender will maintain an account or accounts recording the amounts from time to time lent by, owing to and paid to such Mezzanine Lender, pursuant to this Agreement.

12.   TAXES

12.1 Gross Up: If any deduction or withholding for or on account of Taxes or any other deduction from any payments made or to be made by an Obligor or by the Mezzanine Agent to any other Mezzanine Finance Party under any of the Mezzanine Finance Documents is required by law, then that Obligor and failing which the Borrower (in the event it is not that Obligor) will:

      (a) ensure that the deduction or withholding does not exceed the minimum amount legally required;

      (b) pay to the relevant Taxation or other authorities within the period for payment permitted by the applicable law such amount as is required to be paid in consequence of the deduction (including, but without prejudice to the generality of the foregoing, the full amount of any deduction from any additional amount paid pursuant to this Clause 12.1);

      (c) indemnify each of the Mezzanine Finance Parties on demand against any losses or costs incurred by it by reason of (i) any failure on the part of the relevant Obligor to make any deduction or withholding or (ii) any such additional amount not being paid on the due date for payment thereof; and

      (d) promptly pay to the Mezzanine Agent for the account of the Mezzanine Finance Party concerned an additional amount being the amount required to procure that the aggregate net amount received by such Mezzanine Finance Party will equal the full amount which would have been received by it had no such deduction or withholding or other deduction been made.

12.2 Exemption from Gross Up: No additional amount will be payable to a Mezzanine Lender under Clause 12.1 in respect of United Kingdom Taxes to the extent that such additional amount would not be payable to such Mezzanine lender:

      (a) had been a Qualifying Lender at the time the payment concerned falls due (unless the reason it is not a Qualifying Lender is a change after the date of this Agreement (or, in the case of a Mezzanine Lender which became a Mezzanine Lender after the date of this Agreement the date on which it became a Mezzanine Lender) in any law or regulation, or in the interpretation or application thereof or in any practice or concession of the Inland Revenue); and

      (b) had at that time been bringing into account amounts paid and payable hereunder as a trading receipt in the ordinary course of its bona fide banking business carried on in the United Kingdom.

12.3 Tax Credits: If an Obligor pays to any Mezzanine Finance Party any additional amount under Clause 12.1 (Gross up) by reason of a deduction or withholding for or on account of Taxes and that Mezzanine Finance Party actually obtains a refund of Tax, or credit against Tax, by reason of the payment of that additional amount and that Mezzanine Finance Party is able to identify such refund or credit as being attributable to that payment, then that Mezzanine Finance Party will reimburse to that Obligor such amount as that Mezzanine Finance Party determines to be the proportion of the credit or refund in question as will leave that Mezzanine Finance Party (after that reimbursement) in no better or worse position than that in which it would have been had the payment of the additional amount concerned not been required, but none of the Mezzanine Finance Parties nor any of them need make any reimbursement if it believes the making of the reimbursement will cause it to lose the benefit of the credit or refund or any other relief or allowance which may be available to it. Each

      Mezzanine Finance Party will have an absolute discretion as to whether to claim any credit for or refund of Taxes and, if it does claim, the extent, order and manner in which it does so. No Mezzanine Finance Party will be obliged to disclose any information regarding its tax affairs or computations to any Obligor.

12.4 A Mezzanine Finance Party intending to make a claim pursuant to this Clause 12 shall deliver to the Borrower through the Mezzanine Agent a certificate to that effect specifying the amount of compensation payable under this Clause 12 which will, in the absence of manifest error, be conclusive but that Mezzanine Finance Party will not be required to disclose in such certificate or otherwise any information which is in its opinion confidential or price-sensitive.

13.   CHANGE IN CIRCUMSTANCES

13.1  INCREASED COSTS:

      (1) If the effect of any change in or introduction or making after the date of this Agreement of any law, regulation, treaty or official directive or official request applicable to any Mezzanine Finance Party (an "AFFECTED MEZZANINE FINANCE PARTY") (whether or not having the force of law but, if not, being of a type with which the Affected Mezzanine Finance Party is accustomed, expected or required to comply) or any change in the interpretation or application thereof or compliance by the Affected Mezzanine Finance Party with the same (including without limitation those relating to Taxation, reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary controls) is to:

            (i) impose an additional cost on the Affected Mezzanine Finance Party as a result of it having entered into any of the Mezzanine Finance Documents or assuming or maintaining its Commitment during this Agreement or making or maintaining its participation in any Advance or of it performing its obligations under the Mezzanine Finance Documents; or

            (ii) reduce any amount payable to the Affected Mezzanine Finance Party hereunder or reduce the effective return on its capital or any class thereof; or

            (iii) Result in the Affected Mezzanine Finance Party making any payment or foregoing any interest or other return on or calculated by reference to any amount received or receivable by the Affected Mezzanine Finance Party from any other party under any of the Mezzanine Finance Documents,

            (each such increased cost, reduction, payment, foregone interest or other return being hereafter referred to in this Clause 13 as an "INCREASED COST"), then:

            (1) the Affected Mezzanine Finance Party will notify the Borrower and the Mezzanine Agent of such event promptly upon its becoming aware of the same; and

            (2) upon demand from time to time by the Mezzanine Agent on behalf of the Affected Mezzanine Finance Party, the Borrower will pay to the Mezzanine Agent for the account of the Affected Mezzanine Finance Party such amount as the Affected Mezzanine Finance Party determines to be necessary to compensate the Affected Mezzanine Finance Party for such increased cost (or the portion of such increased cost as is in the opinion of the Affected

                  Mezzanine Finance Party attributable to its entering into the Mezzanine Finance Documents or of making or maintaining its participation in any Advance or of maintaining its Commitment).

      (b) An Affected Mezzanine Finance Party intending to make a claim pursuant to this Clause 13 shall, reasonably promptly after it becomes aware of the circumstances giving rise to such claim deliver to the Borrower through the Mezzanine Agent a certificate specifying the amount of compensation payable under Clause 13.1(a) which will, in the absence of manifest error, be conclusive but the Affected Mezzanine Finance Party will not be required to disclose in such certificate or otherwise any information which is, in its opinion, confidential or price-sensitive.

      (c) The Borrower will not be obliged to compensate any Mezzanine Finance Party pursuant to Clause 13.1(a) in respect of any increased cost:

            (i)   compensated for by payment of the Additional Costs Rate; or

            (ii) attributable to a change in the rate of Tax on the overall net income of that Mezzanine Finance Party imposed in the jurisdiction in which it is incorporated or in which its principal office or lending office for the time being is located; or

            (iii) compensated for by the operation of Clause 12(Taxes) or would have been so compensated for but for the operation of Clause 12.2; or

            (iv) incurred in consequence of the implementation in whole or in part of the International Convergence of Capital Measurements and Capital Standards dated July 1988 published by the Basle Committee on Banking Regulations and Supervisory Practices (the "GUIDANCE") except where a higher level of capital adequacy is imposed than that stipulated in the Guidance as at the date of this Agreement.

13.2 ILLEGALITY: If it is or becomes contrary to any law, regulation, treaty, or official directive or official request applicable to any Mezzanine Lender (whether or not having the force of law but, if not, being of a type with which that Mezzanine Lender is accustomed, or expected or required to comply) in any jurisdiction applicable to that Mezzanine Lender for it to make available the Facility or to maintain its Commitment under this Agreement or to maintain its participation in any Advance then that Mezzanine Lender may give written notice to that effect to the Mezzanine Agent and the Borrower whereupon:

      (a) the Borrower will forthwith prepay that Mezzanine Lender's participation in all the Advances then outstanding together with all interest accrued thereon and all other amounts due to that Mezzanine Lender under this Agreement (including pursuant to Clause 30.1 (General Indemnity and Breakage Costs)); and

      (b) that Mezzanine Lender's undrawn Commitment (if any) will be cancelled forthwith.

13.3 MITIGATION: If circumstances arise in relation to a particular Mezzanine Finance Party which would, or may, result in:

      (a) an obligation to pay an additional amount under Clause 12.1 (Gross-up); or

      (b)   a demand for compensation pursuant to Clause 13.1 (Increased Costs);
            or

      (c) an obligation to repay under Clause 13.2 (Illegality), then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the Clauses referred to above, that Mezzanine Finance Party will promptly notify the Mezzanine Agent and Borrower thereof and, in consultation with the Mezzanine Agent and Borrower, take such reasonable steps as may be reasonably open to it to mitigate the effects of such circumstances including (but without limitation):

        (1)     changing its Lending Office for the purposes of this Agreement;
                or

        (2) (in the case of a Mezzanine Lender) transferring its rights and obligations hereunder pursuant to Clauses 28.2 or 28.3,

        but that Mezzanine Finance Party will not be obliged to take any action if to do so would or might (in its opinion) have a material adverse effect upon its business, operations or financial condition or cause it to incur liabilities or obligations (including Taxation) which (in its opinion) are material or would reduce its return in providing the Facility.


14.     FEES, EXPENSES AND STAMP DUTIES

14.1 COMMITMENT FEE: The Borrower will pay to the Mezzanine Agent for the account of the Mezzanine Lenders a commitment fee from the date hereof which will:

        (a) be computed at the rate of 2 per cent. per annum on the daily, undrawn, uncancelled amount of the Total Commitments;

        (b) accrue from day to day and will be calculated on the basis of a 365 day year and the actual number of days elapsed; and

        (c) be payable quarterly in arrears on 31st March, 30th June, 30th September and 31st December in each year and on the Termination Date, the first such payment being made on 30th June 1995 in respect of the period from and including the date of this Agreement to 30th June 1995.

14.2 OTHER FEES: The Borrower will also pay to the Mezzanine Agent for the account of the Mezzanine Lenders certain fees and to the Mezzanine Agent for its own account certain other fees in each case in the amounts, on the dates and at the times specified in and otherwise in accordance with the Fees Letters.

14.3 VAT: All fees payable under the Mezzanine Finance Documents are exclusive of any value added tax or other similar tax chargeable upon or in connection with such fees. If any value added tax or other similar tax is or becomes so chargeable, such tax will be added to the fee concerned at the appropriate rate and will be paid by the Borrower at the same time as the relevant fee itself is paid.

14.4 PRE-ENFORCEMENT EXPENSES: The Borrower will on demand pay and reimburse to each Mezzanine Finance Party on the basis of a full indemnity, all reasonable costs and expenses (including legal fees and other out-of-pocket expenses and any value added tax or other similar tax thereon) incurred by that Mezzanine Finance Party in connection with:

        (a) the negotiation, preparation, execution and completion of each of the Mezzanine Finance Documents and each Mezzanine Lender Accession Notice, and all documents, matters and things referred to in the Mezzanine Finance Documents or Mezzanine Lender Accession Notice (as the case may be) or incidental to any of the Mezzanine Finance Documents or Mezzanine Lender Accession Notice (as the case may be);

        (b) any variation, amendment, restatement, waiver, consent or suspension of rights (or any proposal for any of the same) relating to any of the Mezzanine Finance Documents or Mezzanine Lender Accession Notice (as the case may be) (and documents, matters or things referred to therein); and

        (c) the investigation of any Event of Default or Potential Event of Default.

14.5 ENFORCEMENT EXPENSES: The Borrower will on demand pay and reimburse to each Mezzanine Finance Party on the basis of a full indemnity, all costs and expenses (including legal fees and other out of pocket expenses and any value added tax or other similar tax thereon) incurred by that Mezzanine Finance Party in connection with the preservation, enforcement or the attempted preservation or enforcement of any of that Mezzanine Lender's rights under any of the Mezzanine Finance Documents (and documents referred to therein).

14.6 STAMP DUTIES, ETC: The Borrower will pay and on demand indemnify each Mezzanine Finance Party from and against any liability for any stamp duty, documentary, registration and other duties and Taxes (if any) which are or may hereafter become payable in connection with the entry into, performance, execution or enforcement of any of the Mezzanine Finance Documents or to which any of the Mezzanine Finance Documents or any Mezzanine Lender Accession Notice (as the case may be) may otherwise be or become subject or give rise.

14.7 DELAY IN PAYMENT: The Borrower will pay and on demand indemnify each Mezzanine Finance Party from and against any losses or liabilities which it may incur as a result of any delay or omission by the Borrower to pay any such duties or Taxes mentioned in Clause 14.6.

15.     REPRESENTATIONS AND WARRANTIES

15.1 RELIANCE: The Borrower acknowledges that each Mezzanine Finance Party has entered into this Agreement and the other Mezzanine Finance Documents, and each Mezzanine Finance Party has agreed to provide the Facility, in full reliance on representations by the Borrower in the terms set out in the following provisions of this Clause 15 and the Borrower represents and warrants (in relation to itself and, in the case of Clauses 15.3 to 15.7, each other Obligor and each other member of the Combined Group) to each Mezzanine Finance Party in those terms.

15.2 REPETITION: The representations and warranties in this Clause 15 (other than those contained in Clauses 15.9(a) and 15.15(a)) will be deemed to be repeated by the Borrower on and as of each date on which an Advance is requested, the date on which an Advance is made and the first day of each Interest Period as if made with reference to the facts and circumstances existing on each such day except that the references to
        (a) Combined Group Pro-forma Statements in Clause 15.12(b); (b) Target Group Pro-forma Statements in Clause 15.12(c); and (c) Budget in the definition of Information Package, shall be construed as references to respectively; (i) the then latest consolidated management accounts of the Combined Group delivered to the Mezzanine Agent pursuant to Clause 17.4(b) at any time prior to but excluding 31st December 1995 and at any time thereafter the then latest audited consolidated accounts of the BV Group delivered to the Mezzanine Agent pursuant to Clause 17.4(a); (ii) following the Completion Date or a Proposed Completion (as the case may be) related to the relevant Target Group, the Completion Accounts or Subsequent Completion Accounts related to that Proposed Completion (as the case may be) on delivery of those respective accounts to the Mezzanine Agent pursuant to Clause 17.4(c) and (d) and thereafter the then latest consolidated or unconsolidated (as the case may be) accounts of that Target Group; (iii) the then latest Budget delivered to the Mezzanine Agent pursuant to Clause 17.4(e). The representations and warranties contained in 15.15(a) will be deemed to be repeated by the



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
      Borrower on and as of the date on which the First Advance is requested and the date on which the First Advance is made.

15.3 INCORPORATION: it is duly incorporated and validly existing with limited liability under (in the case of each Obligor at the date of this Agreement (other than the Borrower LK Ireland, Dr Kyprianou and Mrs Kyprianou)) the laws of England and Wales (in the case of each other Combined Group Company) the laws of the jurisdiction in which it is incorporated (in the case of the Borrower being The Netherlands, in the case of LK Cyprus being Cyprus, in the case of LK India being India and in the case of LK Ireland being the Republic of Ireland) has the power to own its property and assets and to carry on its business as it is being conducted.

15.4 POWER AND AUTHORITY: Its memorandum and articles of association or other constitutional documents incorporate provisions which respectively ensure, all necessary corporate, shareholder and other action has been taken to ensure, that:-

      (a) it is authorised to sign or execute under seal or as a deed (as appropriate) and deliver each of the Mezzanine Finance Documents and the other Transaction Documents to which it is a party and perform the transactions contemplated thereby and to borrow the Facility (as the case may be);

      (b) its payment obligations under each of the Mezzanine Finance Documents rank and will at all times rank in accordance with Clause
            15.7 (Pari Passu);

      (c) each of the Mezzanine Finance Documents and the other Transaction Documents to which it is a party is admissible in evidence in the courts having jurisdiction in the place of incorporation of each Combined Group Company, and, if different, the jurisdiction to which it submits under this Agreement or under the relevant Mezzanine Finance Document or Transaction Document;

      (d) each of the Mezzanine Finance Documents and the other Transaction Documents to which it is a party has been validly entered into by it and creates valid and binding obligations upon it which are subject to the Reservations enforceable in accordance with its terms; and

      (e) the security constituted by the Mezzanine Security Documents to which it is a party is created and ranks in the order specified therein unless otherwise provided in any Intercreditor Deed.

15.5 AUTHORISATIONS AND CONSENTS: All consents, licenses, approvals and authorisations (whether corporate, official or otherwise) required by it in connection with the entry into, performance, validity, enforceability and admissibility in evidence of each of the Mezzanine Finance Documents and the other Transaction Documents to which it is a party and the transactions contemplated thereby have been unconditionally obtained and are in full force and effect.

15.6 NO CONTRAVENTION: Neither the execution and delivery of any of the Mezzanine Finance Documents, the other Transaction Documents, the performance of any of the transactions contemplated therein or of any of its obligations thereunder nor the creation of the security thereby constituted do now or will:-

      (a) conflict with its memorandum or articles of association or other constitutional documents; or

       (b) contravene or constitute a default under or otherwise conflict with any provision contained in any agreement, instrument, law, judgment, order, licence, permit, consent or directive by which any Obligor or any other Combined Group Company or any of the assets of any Obligor or any other Combined Group Company is bound or affected; or

       (c) cause any borrowing, prohibition on the grant of any Security Interest or other limitation on any Obligor or any other Combined Group Company or the powers of the directors or other officers of any Obligor or any other Combined Group Company to be exceeded, whether such limitation is imposed by or contained in any document which contains or established its constitution or in any law, order, directive or judgment to which any Obligor or any other Combined Group Company is subject or any agreement or instrument by which any Obligor or any other Combined Group Company or any of the assets of any Obligor or any other Combined Group Company is bound or affected.

15.7 PARI PASSU: Its payment obligations under each of the Mezzanine Finance Documents rank at least pari passu in right and priority of payment with all its other unsecured and unsubordinated indebtedness (actual or contingent) except only as mentioned in Clause 16.7 (Pari Passu Ranking).

15.8 NO DEFAULTS: No Event of Default or Potential Event of Default has occurred and is continuing and no event has occurred (which has not been remedied or waived) which constitutes a default under or in respect of any agreement, instrument, deed or document to which any Obligor or any other Combined Group Company is a party or by which any of them or any of their assets may be bound or affected and no event has occurred (which has not been remedied or waived) which, with the giving of notice and/or the passage of time and/or giving of any certificate or statement and/or making of any determination and/or fulfilment of any other condition, might constitute any such default.

15.9   LITIGATION:

       (a) Save as fully and fairly disclosed in the Banking Disclosure Letter, no litigation, arbitration or administrative proceeding or claim is current or pending or threatened against the Borrower or any other Obligor or any other Combined Group Company or any of the assets of any Obligor or any other Combined Group Company; and

       (b) Save as fully and fairly disclosed in the Banking Disclosure Letter, no litigation, arbitration or administrative proceeding or claim (together "CLAIMS") is current or pending or threatened against the Borrower or any other Obligor or any other Combined Group Company or any of the assets of any Obligor or any other Combined Group Company which could reasonably be expected to have a Material Adverse Effect.

15.10 NO SECURITY INTERESTS: Each Obligor and each Combined Group Company has good and marketable title to all its assets and none of the assets of any Obligor or any other Combined Group Company is affected by any Security Interest other than a Permitted Security Interest and no Obligor nor any other Combined Group Company is a party to, nor is it or any of its assets bound or affected by, any order, licence, permit, consent, agreement or instrument under which an Obligor or any other Combined Group Company is, or in certain events (including the entry into any of the Mezzanine Finance Documents and/or performance by each Obligor of its obligations thereunder) may be, required to create, assume or permit to arise any Security Interest other than a Permitted Security Interest.

15.11 NO GUARANTEES: No Obligor nor any other Combined Group Company has given or entered into any Guarantee other than a Permitted Guarantee and no Obligor nor any other Combined

        Group Company is a party to, nor is it or any of its assets bound or affected by, any order, license, permit, consent, agreement or instrument under which any Obligor or any other Combined Group Company is, or in certain events (including the entry into of any of the Transaction Documents and/or performance by each Obligor and/or each Combined Group Company (as the case may be) of its obligations thereunder) may be, required to give or enter into any Guarantee other than a Permitted Guarantee.

15.12   MATERIAL DISCLOSURES:

        (a) It has fully disclosed in writing to the Mezzanine Finance Parties all facts relating to, the Acquisitions and each Proposed Acquisition, the Obligors and each other Combined Group Company which the Borrower knows or should reasonably know and which might reasonably be expected adversely to affect the decision of the Mezzanine Lenders to make the Facility available to the Borrower.

        (b) Since the date to and as at which the Combined Group Pro-forma Statements were made up, there has been no material adverse change in the business, assets, financial condition, prospects or operations of the Combined Group as a whole, the BV Group as a whole or of the Borrower.

        (c) Since the date to and as at which any Target Group Pro-forma Statements were made up, there has been no material adverse change in the business, assets, financial condition, prospects or operations of the Business to which those Target Group Pro-forma Statements relate or that Target Group or that Target Group Company (as the case may be).

15.13   INFORMATION:

        (a) Save as fully and fairly disclosed in a Banking Disclosure Letter, the Information Package and any other written information furnished by the Borrower or Dr Kyprianou (as the case may be) to the Mezzanine Finance Parties in connection with the Facility does not contain any factual statements which are incorrect or misleading in any material respect or omit to state any fact the omission of which makes the statements therein, in the light of the circumstances under which they were made, misleading in any material respect and:-

                (i) all opinions expressed therein were fair and formed on reasonable grounds after due and careful enquiry by the Borrower and were at that time and remain the honestly held opinions of the Borrower; and

                (ii) all expressions of intention and details of strategy contained therein were at that time and remain the intentions and strategies of the Borrower; and

                (iii) the financial projections contained therein were prepared on the basis of the assumptions set out therein (and on no other material assumptions) and genuinely represent the views of the board of directors of the Borrower as to the likely future performance of the Borrower, the BV Group, the Combined Group and the relevant Business and (if appropriate) the relevant Target Group or Target Group Company (as the case may be); and

                (iv) the assumptions referred to in (iii) were at that time and remain reasonable and appropriate assumptions on which to base the forecasts of the likely future performance of the Borrower, the BV Group, the Combined Group and the relevant Business and (if appropriate) the relevant Target Group or Target Group Company (as the case may be).

        (b) Save as fully and fairly disclosed in a Banking Disclosure Letter (or to the extent that this representation is repeated on or after the Completion Date as otherwise fully and fairly disclosed in writing to the Mezzanine Agent on or prior to such repetition), to the best of the Borrower's knowledge, information and belief after due and careful review and enquiry the forecasts, projections and conclusions contained in each of the documents comprising the Information Package in relation to any material matter, are fair and reasonable in all material respects, in each case in the circumstances and in the context of the Combined Group (as a whole) or the BV Group (as a whole), the relevant Business or (if appropriate) the relevant Target Group or Target Group Company (as the case may be) and the transactions contemplated hereby.

        (c) Save as fully and fairly disclosed in a Banking Disclosure Letter (or to the extent that this representation is repeated on or after the Completion Date as otherwise fully and fairly disclosed in writing to the Mezzanine Agent on or prior to such repetition) to the best of the knowledge and belief of the Borrower all material factual information furnished by or on behalf of any Combined Group Company (or, as the case may be, Bec, any Target Group Company or any other person) to each of the firms which prepared any of the Information Package and contained or referred to therein was true in all material respects at the date (if any) ascribed thereto, all expressions of opinion or intention given by or on behalf of any Combined Group Company (or, as the case may be, Bec, any Target Group Company or any other person) and all forecasts and projections furnished by any Combined Group Company (or, as the case may be, Bec, any Target Group Company or any other person) to such accountants or experts and contained or referred to in any of the documents comprising the Information Package were arrived at after careful consideration, were fair and were based on reasonable grounds.

        (d) Save as fully and fairly disclosed in a Banking Disclosure Letter (or to the extent that this representation is repeated on or after the Completion Date as otherwise fully and fairly disclosed in writing to the Mezzanine Agent on or prior to such repetition), so far as the Borrower is aware reasonable enquiry having been made, since the date of the material contained in the Information Package nothing has occurred or come to light which renders any of the material information, expressions of opinion or intention, forecasts, projections or conclusions warranted to in (a), (b) and (c) above and contained in the Information package inaccurate or misleading (or in the case of expressions of opinion, conclusions, forecasts or projection, other than fair and reasonable) in any material respect in the context of the Combined Group, the BV Group, the relevant Business, the relevant Target Group Company or (if appropriate) the relevant Target Group or, as the case may be, any company or assets the subject of the Acquisitions or a Proposed Acquisition (as the case may be) and the transactions contemplated hereby.

15.14 INSURANCE: It and each other member of the Combined Group has in place insurances complying with the requirements of Clause 16.8 (Insurance) and no act, omission, event or default has occurred which has rendered or might render any policies of insurance taken out by it void or voidable and, so far as the Borrower is aware after due and careful review, there are no circumstances which would or might give rise to any claim under any such policies of insurance involving an amount in excess of L.50,000.

15.15   ACCOUNTS:

        (a) Each of the Acquisition Statements (other than the Bec statements) and to the best of the Borrower's knowledge, information and belief after due and careful review and enquiry the Bec statements were prepared in accordance with UK gaap and give a true and fair view of the results of the operations of each Accounting Group as a whole to which the relevant Acquisition Statements relate and/or (as appropriate) each Accounting Company to which the relevant Acquisition Statements relate (as the case may be) for the period to which they relate and the state of the affairs of each Accounting Group as a whole to which the relevant Acquisition Statements relate and/or (as appropriate) each Accounting Company to which the relevant Acquisition Statements relate (as the case may be) at the end of such period and, in particular, disclose or reserve against all liabilities (actual or contingent) of each Accounting Group as a whole to which the relevant Acquisition Statements relate and/or (as appropriate) each Accounting Company to which the relevant Acquisitions Statements relate (as the case may be) and all material unrealized or anticipated losses from any commitment entered into by each Accounting Group as a whole to which the relevant Acquisition Statements relate and/or (as appropriate) each Accounting Company to which the relevant Acquisition Statements relate (as the case may be).

        (b) To the best of the Borrower's knowledge, information and belief after due and careful review and enquiry, each Target Group Pro-forma Statements (other than the Bec statements) were prepared in accordance with the provisions of UK gaap and give a true and fair view of the results of the operations of the relevant Target Group as a whole and/or (as appropriate) each member of the relevant Target Group for the period to which they relate and the state of the affairs of the relevant Target Group as a whole and/or (as appropriate) each member of the relevant Target Group at the end of such period and, in particular, disclose or reserve against all liabilities
                (actual or contingent) of the relevant Target Group as a whole all material unrealised or anticipated losses from any commitment entered into by the relevant Target Group and/or (as appropriate) each member of the relevant Target Group.

15.16 NO OTHER SUBSIDIARIES: The Borrower has no Subsidiaries and LK Cyprus and LK India each have no Subsidiaries other than in each case those disclosed in the diagrams referred to in Clause 15.18 or permitted by the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders in writing after the date of this Agreement.

15.17   ENVIRONMENTAL MATTERS:

        (a) Each Obligor and each other member of the Combined Group is, and has at all times been, in full compliance with all Environmental Law and all Environmental Approvals necessary in connection with the ownership and operation of its business which are in full force and effect. To the best of the knowledge and belief of the Borrower having made due and careful enquiry, there are no circumstances which may reasonably be expected to prevent or interfere with any Obligor and/or each other Combined Group Company being in full compliance with any Environmental Law including obtaining or being in full compliance with any Environmental Approvals in the future and no material investment is necessary to obtain or renew any Environmental Approval.

        (b) There are no past or present acts, omissions, events, state of facts or circumstances which have resulted in (or could result in) any third party (including a regulatory authority) taking any action or making any claim against any Obligor or any other Combined Group Company under any Environmental Laws including remedial action (in particular in relation to contaminated land) or the revocation, suspension, variation or non-renewal of any Environmental Approval and no Obligor nor any other Combined Group Company has notice of any complaints, demands, civil claims, enforcement proceedings or of any action required by any regulatory authority and there are no investigations pending or threatened in relation to the failure of any Obligor (or any other Combined Group Company) to obtain or comply with Environmental Law.

15.18 GROUP STRUCTURE: The diagrams attached as an annexure to the formalities certificate delivered pursuant to the paragraph 1 of Schedule 2 accurately record respectively the structure of the BV Group, the Cypriot Group, the Indian Group as at the date hereof.

15.19 DEDUCTIONS: Under the laws of The Netherlands in force at the date hereof, the Borrower will not be required to make any deduction or withholding from any payment it may make under any Mezzanine Finance Document to which it is a party.

15.20 FILINGS: Under the laws of The Netherlands, Cyprus and India in force at the date hereof, it is not necessary that any Transaction Document be filed, recorded or enrolled with any court or other authority in The Netherlands, Cyprus and India or that any stamp, registration or similar tax be paid on or in relation to any Transaction Document.

15.21 NO MATERIAL ADVERSE CHANGE: There has been no material adverse change in financial condition or operations of the business of any Accounting Group each taken as a whole since 31st December 1994.

15.22 PROPERTIES: All information in relation to the Properties provided by the Borrower to the Mezzanine Agent and all information contained in the certificate of title or reports on title (as the case may be) to the Properties to be given pursuant to this Agreement was and remains at the date of this Agreement true and accurate in all material respects.

15.23 ASSETS:

      (a) All of the assets and rights to be acquired by each Appropriate Company under the relevant Transaction Documents will on Completion or Proposed Completion (as the case may be), be beneficially owned by it and each will be entitled to and will forthwith become the legal registered owner of all such assets and all such rights and assets are capable of assignment, transfer or charge to a third party as provided by the terms of the relevant Transaction Documents.

      (b) Each Appropriate Company will on Completion or Proposed Completion (as the case may be) have good and marketable title to or valid leases or licences of or are otherwise entitled to use all material assets necessary to conduct its business as it is now being and will be conducted, LKUK or the relevant Appropriate Company (as the case may be) will have good and marketable title to all the issued share capital of HMTMS and all the issued share capital or assets (as the case may be) the subject of the Acquisition Agreements or the Stock Transfer Form or a Proposed Acquisition Agreement (as the case may be).

      (c) It and each Combined Group Company has good and marketable title to all its assets other than:-

            (i) leased assets (excluding for this purpose any of the Properties which are leasehold), assets on hire purchase or other rental terms or assets the subject of retention of title clauses in favour of third party suppliers in respect of supplies in the ordinary course of trading as now being conducted by it; and

            (ii)  assets not vital to the operations of its business; and

            (iii) assets having a total value not exceeding L.50,000.

15.24  INTELLECTUAL PROPERTY: The Intellectual Property:-

       (a) is and will continue to be beneficially owned by a Charging Company free from any licences to third parties (other than licences granted in the ordinary course of trading as now being conducted by that Charging Company substantially in the form of the Pro-forma IP Licence) and Security Interests (other than a Permitted Security Interest) and will not, so far as it is aware after due and careful consideration, be adversely affected by the transactions contemplated by the Transaction Documents;

       (b) which is registered is not, so far as it is aware after due and careful enquiry, subject to cancellation proceedings and all registration and renewal fees have been paid in respect thereof;

       (c) does not, so far as it is aware after due and careful enquiry, infringe any intellectual property rights of any third party;

       (d) comprises, together with any other intellectual property rights licensed to it, all intellectual property rights owned by or licensed or otherwise made available to Bec and used immediately prior to Completion in relation to the First Business or, as the case may be, any Subsequent Vendor and used immediately prior to the Proposed Completion in relation to the Business the subject of that Proposed Acquisition Agreement; and

       (e) comprises, together with all other intellectual property rights licensed to it, all intellectual property rights owned by or licensed or otherwise made available to any Obligor or any other Combined Group Company and used in the Business of that Obligor or any other Combined Group Company (as the case may be).

15.25 GUARANTEES: Other than a Permitted Guarantee, no Obligor has given or entered into any Guarantee (or agreement to create the same).

15.26 TRANSACTION DOCUMENTS: No Obligor nor any Combined Group Company is in breach of any of the terms, conditions and/or arrangements nor has there been any amendment, waiver or change to any of the Transaction Documents.

15.27 HOLDING COMPANY: The Borrower carries on no financial or commercial activity other than that of the Holding Company of the BV Group (which includes administrative functions and the supply of services for the other members of the Combined Group or other BV Group (as the case may be)) and it has no material liabilities or commitments (actual, contingent, present or future) other than under the Transaction Documents.

15.28 TRANSLATIONS: The English translation of all documents, instruments and agreements provided to the Mezzanine Finance Parties by any Obligor, any other Combined Group Company and any other BV Group Company are true, correct and accurately reflect the contents thereof.

15.29 ENTIRE AGREEMENT: Other than the Transaction Documents, there are no other agreements or arrangements (whether documented or not):-

       (a) entered into between any of Bec, the Vendors, GMTMS, any Subsequent Vendor, any Senior Lender, any Obligor, any other Combined Group Company and any other BV Group Company; or

       (b) relating to the transfer of all the issued share capital of HMTMS to LKUK by GMTMS or the Acquisitions or any Proposed Acquisition.

        (ii) thereafter, a Mezzanine Lender or group of Mezzanine Lenders to whom in aggregate more than 66 2/3 per cent of the Loan is owed (or, immediately prior to its repayment, was then owed);

"MANAGEMENT ACCOUNTING PERIODS" means, in relation to the Borrower, the period adopted by it for the purpose of its management accounts being each calendar month in any Financial Year;

"MARGIN" means 4 per cent, per annum;

"MATERIAL ADVERSE EFFECT" is to be construed as a reference to an event or matter have a material adverse effect on:-

(a) the financial condition, assets, profits or prospects of any of (i) the BV Group taken as a whole; (ii) the Combined Group taken as a whole;
        (iii) the Borrower; or (iv) an Obligor; or

(b) the ability of the Borrower or any Obligor to perform in a timely manner all or any of its obligations (including, without limitation, its payment obligations) under any of the Mezzanine Finance Documents;

"MAXIMUM FACILITY AMOUNT" MEANS:-

(i) an amount being the sum of L.5,000,000 and the aggregate amount of the proposed Commitments of the financial institutions, nominated by the Mezzanine Agent in accordance with Clause 2.3 and, who have on or before the Accession Date delivered to the Mezzanine Agent a Mezzanine Lender Accession Notice complying with the terms of this Agreement and the Intercreditor Deed; or

(ii) the amount agreed following the termination of the negotiations between the Borrower and the Mezzanine Agent to determine the maximum amount of the Facility,

        but unless and until such financial institutions referred to in (i) above become a party hereto or if applicable the Mezzanine Agent and the Borrower agree an amount in accordance with (ii) above, the amount shall be L.5,000,000;

"MEMORANDA OF DEPOSIT" means each memorandum of deposit of shares in LK India and LK Cyprus executed by Dr L Kyprianou, Mrs E Kyprianou and LK Ireland respectively in favour of the Mezzanine Security Trustee;

"MEZZANINE AGENT" means the Original Mezzanine Agent or such substitute agent for the Mezzanine Lenders as shall be appointed pursuant to Clause 19.9;

"MEZZANINE FINANCE PARTIES" means the Mezzanine Agent, the Mezzanine Security Trustee, the Mezzanine Lenders and "MEZZANINE FINANCE PARTY" means any of them;

"MEZZANINE INTEREST" means the gross amount of interest payable in respect of the Facility;

"MEZZANINE LENDER ACCESSION NOTICE" means a notice to be delivered by any acceding Mezzanine Lender to the Mezzanine Agent substantially in the form set out in Schedule 9;

"MEZZANINE LENDERS" means, subject as hereinafter provided, the Original Mezzanine Lender (and any Transferee or Acceding Mezzanine Lender which becomes a party hereto

16.11 NO FACTORING: Without prejudice to Clause 16.12, it will not and it will procure that no other Obligor nor any other Combined Group Company will save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders:-

        (a) sell or otherwise dispose of any asset on terms whereby such asset is or may be leased to or re-acquired or acquired by it or any other member of the Combined Group or any of their respective related entities; or

        (b)  sell or otherwise dispose of any receivable.

16.12 NEGATIVE PLEDGE: It will not and it will procure that no other Obligor (other than Dr Kyprianou and Mrs Kyprianou) nor any other Combined
        Group Company will, save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders, create or agree or attempt to create or permit to subsist (in favour of any person other than the Mezzanine Security Trustee) any Security Interest over the whole or any part of its undertaking or assets (including, without limitation, revenues) present or future or agree to do so except that this restriction will not apply to:-

        (a) liens securing obligations not more than 30 days overdue, arising by operation of law in the ordinary course of trading;

        (b) Security Interests arising out of title retention provisions in a supplier's standard conditions of supply of goods where the goods in question are supplied on credit and are acquired by the relevant Obligor or any other Combined Group Company (as the case may be) in the ordinary course of trading; and

        (c) the Security Interests listed in Part A of Schedule 7 where the principal amount secured by each such Security Interest is not increased after the date of this Agreement above the respective amounts mentioned in Part A of that Schedule.

16.13 NO GUARANTEES: It will not and it will procure that no other Obligor nor any Combined Group Company will save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders give or enter into or permit to subsist or agree to give or enter into any Guarantee except for:-

        (a)  Guarantees in any of the Mezzanine Finance Documents;

        (b) Guarantees listed in Part B of Schedule 7 where the principal amount secured by each such Guarantee is not increased after the date of this Agreement above the respective amounts mentioned in Part B of that Schedule; and

        (c) Guarantees not exceeding an aggregate maximum actual and contingent amount of L.500,000 granted by the Borrower in favour of trade creditors of any of its Subsidiaries and/or any other Combined Group Company.

16.14 FINANCIAL INDEBTEDNESS: It will not and will procure that no other Obligor nor any other Combined Group Company will, save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders, incur any Financial Indebtedness other than in the case of the Borrower to the Mezzanine Finance Parties pursuant to the terms of the Mezzanine Finance Documents and in the case of any other Obligor or any other Combined Group Company, Permitted Indebtedness. For this purpose, "PERMITTED INDEBTEDNESS" means:-

       (i)   sums due in respect of the Senior Loans; and

       (ii) Financial Indebtedness permitted by Clauses 16.13 (No Guarantees) and 16.17 (Leasing Arrangements).

16.15 LOANS: It will not, and will procure that no other Obligor nor any other Combined Group Company will, save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders, make any loans or grant any credit other than normal trade credit given in the ordinary course of its trading activities and loans or credit given by any Combined Group Company to any of its directors or employees up to maximum aggregate amount for Combined Group Companies of L.100,000.

16.16 LEASING ARRANGEMENTS: It will not, and will procure that no other Obligor nor any other Combined Group Company will, save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders, enter into or permit to subsist any lease, hire purchase, conditional sale agreement or other agreement for the acquisition of any asset upon deferred payment terms provided that any Combined Group Company other than the Borrower may enter into finance leases (as defined in SSAP No. 21) in the ordinary course of its trading activities as being conducted by it on the date of this Agreement, provided that the aggregate capitalisation value of all such finance leases does not exceed a maximum aggregate amount of L.500,000.

16.17 ACQUISITIONS AND CAPITAL EXPENDITURE: It will not and will procure that no other Obligor nor any other Combined Group Company will, save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders:-

       (i) make any Capital Expenditure in excess of the amounts approved by the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders under the most recent capital expenditure budget forming part of the Budget submitted to the Mezzanine Agent in accordance with Clause 17.4(e); or

       (ii) make any other acquisition or investment, including, without limitation, the acquisition of the whole or substantially the whole of the assets of any person or the acquisition of any business or enter into any agreement to do so, other than an acquisition which has been approved by the Mezzanine Agent under the Budget, without the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders.

16.18 NO INVESTMENTS: It will not and will procure that no other Obligor nor any other Combined Group Company will, save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders, own any interest in any share, equity related investment or investment security other than shares in wholly owned Subsidiaries of any Combined Group Company at the date hereof or the subject of a Proposed Acquisition or Sigen.

16.19 RESTRICTION ON SHARE REDEMPTIONS AND DISTRIBUTIONS: It will not and it will procure that no other Obligor nor any other Combined Group Company will:

       (a) redeem, purchase, defease, retire or otherwise acquire any of its shares or warrants or options issued by it or set apart any sum for any such purpose or otherwise reduce, return or repay its capital or resolve to restructure its capital save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders; or

       (b) permit any capitalisation of its distributable reserves save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders;

       (c) (except in favour of a wholly owned Subsidiary of the Borrower or the Borrower) declare or pay any dividend or make any other distribution or pay any interest or other amounts whether in cash or otherwise on any class of its shares or Relevant Securities or set apart any sum for any such purpose, save with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders such consent not to be unreasonably withheld in respect of dividends payable on the ordinary shares of the Borrower in accordance with its constitutional documents if each of the following conditions is satisfied:-

            (i)    no sum is due and unpaid under any of the Finance Documents;

            (ii) no other Event of Default or Potential Event of Default has occurred and is continuing or would occur as a result of such payment; and

            (iii) the Mezzanine Agent has not notified the Borrower before the date on which the payment is proposed to be made (on the basis of the latest financial information delivered to the Mezzanine Agent under Clause 17.4) an Event of Default or a Potential Event of Default ("NOTIFIED DEFAULT") would occur directly or indirectly as a result of such payment at any time within the six months' period following the proposed date for the payment PROVIDED THAT any payment deferred as a result of the operation of this paragraph (iii) may be paid on the earlier of (aa) the Mezzanine Agent's confirmation that all the Mezzanine Lenders are satisfied that any Notified Default will not occur in that six months' period and (bb) the expiration of that six months' period if in either case no Event of Default or Potential Event of Default is continuing on the date on which the payment is subsequently proposed to be made.

16.20 PAYMENT SOURCE: It will ensure that any payment made to or for the account of the Mezzanine Finance Parties under the Mezzanine Finance Documents (whether of principal, interest or any other sum due) will be made out of its working capital, from profits or out of moneys received by it by way of lawful dividend from any of its Subsidiaries or, to the extent that it is intended that any payment shall not be so made, it shall have satisfied the Mezzanine Finance Parties that all applicable laws, rules and regulations relating to the payment of such moneys to the Borrower and/or the Mezzanine Finance Parties (as the case may be) have been duly complied with (including, where applicable, but not limited to, any statutory declarations and/or special resolutions required under Sections 155 and 156 of the Companies Act 1985).

16.21 HEDGING ARRANGEMENTS: It will, within 30 days of the making of the First Advance, and from time to time during the term of the Facility, enter into such Hedging Agreements (in form and substance and with a counterparty satisfactory to the Mezzanine Agent acting on the instructions of all the Mezzanine Finance Parties) as the Mezzanine Agent so acting may from time to time require so as to ensure that the Borrower has at all times hedged not less than an amount equal to the Mezzanine Interest from time to time.

16.22 RESTRICTION ON SHARE CAPITAL: It will not, and will procure that no other Obligor nor any other Combined Group Company will, except in the case of the Borrower with the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders, allot or issue and Relevant Securities or grant any options over or warrants in respect of any shares to any person after the date of this Agreement or restructure its share capital in any manner save that the Borrower may issue share capital pursuant to the Warrants and the Employee Options.

16.23 NO VARIATION OF TRANSACTION DOCUMENTS: Except with the prior written consent of the Mezzanine Agent acting on the instructions of the all the Mezzanine Lenders, it will not, and will procure that no Obligor nor any other Combined Group Company will, agree to any amendment or variation to the terms of the Transaction Documents or save as required by law, amend or seek or agree to amend the memorandum or articles of association or other constitutional documents or by-laws of any Obligor or any other Combined Group Company provided that if such undertaking would not be enforceable (having regard to the rule in Russell v. Northern Bank Development Corporation Limited and Others or any similar rule in the jurisdiction of incorporation of the relevant Combined Group Company) against the Borrower or any other Combined Group Company it shall not be given by that Combined Group Company.

16.24 WARRANTY AND RELATED CLAIMS: It will and will procure that each other Obligor and each other Combined Group Company will, unless the Mezzanine Agent acting on the instructions of all Mezzanine Lenders otherwise consents, take all action to enforce its rights in relation to the warranties given to it under the Acquisition Documents in relation to the Acquisitions and/or any Proposed Acquisition and in relation to all other rights and entitlements it may have under the Acquisition Documents or the Stock Transfer Form pursuant to which it acquired HMTMS (as the case may be).

16.25 EXERCISE OF DISCRETION UNDER ANCILLARY DOCUMENTS: It will and will procure that each other Obligor and each other Combined Group Company will, where any Obligor or Combined Group Company (as the case may be) has a right or option exercisable at its discretion (including, without limitation, the right to give or withhold consent) under a Transaction Document or any document ancillary thereto, exercise such discretion in such a way as to ensure that no Material Adverse Effect arises or may arise from the exercise or non-exercise of that right or option.

16.26 KEY-MAN INSURANCE: It will and will procure that each other relevant Obligor or Dr Kyprianou (as the case may be) will:

        (a) maintain the Key-man Policies in full force and effect at all times during the periods specified in the definition of Key-man
                Policies:

        (b) take out and maintain a Key-man Policy on substantially the same terms as the Key-man Policies in respect of any replacement for any Key Manager; and

        (c) deliver to the Mezzanine Agent promptly after effecting any Key-man Policy and in respect of the Key-man Policy numbered 4 in the definition of Key-man Policies no later than 10 Business Days after the date of this Agreement and in respect of the Key-man Policies numbered 5-10 in the definition of Key-man Policies no later than one month after the date of this
                Agreement:

                (i) the original policy documents of each such Key-man Policy together with the policy number thereof;

                (ii) an assignment of each Key-man Policy duly executed by the beneficiary thereof in favour of the Mezzanine Security Trustee or the Senior Security Trustee;

                (iii) if the beneficiary of that Keyman Policy is a company a certified copy of the board resolutions of that beneficiary authorising the execution of the relevant Assignment of Key-man Policies; and

                (iv) confirmation that the first premiums have been paid and that the underwriters are on risk.

16.27 INTELLECTUAL PROPERTY: It will and will procure that each other Obligor and each other Combined Group Company will:-

        (a) observe and comply with all obligations and laws to which it in the capacity as registered proprietor, beneficial owner, user, licensor or licensee of the Intellectual Property or any part thereof is subject;

        (b) do all acts as are reasonably practicable to maintain, protect and safeguard the Intellectual Property and continue the use of the trade marks, copyrights, registered designs and patents (if any) comprised in the Intellectual Property and ensure that such trade marks and/or registered designs are not used in such a way that they are put at risk by becoming generic or falling in the public domain;

        (c) duly register in such register(s) or with such authorities as may be available for the purpose in the jurisdiction in which any Obligor and/or any Combined Group Company is incorporated, resident, carries on business or suffers or permits any other person to carry on business for it and in such name(s) as may be required by the law and practice of the place of registration such of the Intellectual Property and all assignments, licenses, mortgages and other security granted pursuant to the Mezzanine Finance Documents in respect thereof as may be capable of registration in such place(s) at the cost of the relevant Obligor or Combined Group Company (as the case may be);

        (d) pay all fees necessary to maintain, protect and safeguard the Intellectual Property and the registrations required to be made under sub-clause (c) before the latest time provided for payment thereof;

        (e) take all such reasonable steps, including the commencement of legal proceedings, as may be necessary to safeguard and maintain the validity, reputation, integrity, registration or subsistence of the Intellectual Property;

        (f) not change the specification referred to in any registration of any Intellectual Property or permit any disclaimer, condition, restriction, memorandum or other thing to be entered on the registration of any Intellectual Property the effect of which will be to materially adversely affect the value of any such Intellectual Property;

        (g) not assign, sever dispose of or otherwise part with control of the Intellectual Property, create or permit to subsist any Security Interest therein (other than under a Mezzanine Security Document or any Permitted Security Interest or grant any license to any person to use the same in any manner which will materially adversely affect the value of such Intellectual Property;

        (h) compile within a reasonable period following Completion or a Proposed Completion (as the case may be) and maintain a comprehensive, detailed and up-to-date centralised record of all registered Intellectual Property (including details of agents engaged in relation to registrations thereof) and all material Intellectual Property; and

        (i) as and when reasonably requested by the Mezzanine Agent, promptly provide the Mezzanine Agent with a copy of the record described in sub-clause (h) above and/or a written summary (together with sufficient copies thereof for distribution to all the Mezzanine Lenders) of all Intellectual Property created or acquired since the date of this Agreement or the date of the last notification, as the Mezzanine Agent may request.

16.28 PENSIONS: Each Obligor and each other Combined Group Company will if requested by the Mezzanine Agent deliver to the Mezzanine Agent together with sufficient copies thereof for distribution to all the Mezzanine
        Lenders: (a) at such time as those reports are prepared in order to comply with the then current statutory or auditing requirements; and (b) if the Mezzanine Agent reasonably believes that the requirements of this Clause 16.28 are not being complied with, actuarial reports in relation to the pension schemes for the time being operated by each Obligor and each other Combined Group Company, and will ensure that all such pension schemes are fully funded based on reasonable actuarial assumptions applicable in the jurisdiction in which the relevant pension scheme is maintained.

16.29 REPORTS ON TITLE AND VALUATIONS: It will, at the expense of the Borrower, procure for the Mezzanine Agent such reports on title and/or certificates of title and/or valuations of any property (together in each case with sufficient copies thereof for each Mezzanine Lender) secured under the Mezzanine Security Documents as the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders shall reasonably request.

16.30 JOINT VENTURES: It will not, and will procure that no other Obligor nor any other Combined Group Company will, except with the consent of the Mezzanine Agent acting on the instructions of the Mezzanine Lenders, enter into any joint venture, partnership or similar arrangement with any person other than Sima Computer Systems (Ireland) Limited in respect of Sigen.

16.31 NO NEW SUBSIDIARIES: It will not, and will procure that no other Obligor nor any other Combined Group Company will, without the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders form or acquire any Subsidiary or subscribe in any company intended to be a joint venture other than with Sima Computer Systems (Ireland) Limited in respect of Sigen or merge or consolidate with any other person.

16.32 MANAGEMENT ACCOUNTING PERIODS/FINANCIAL YEAR: It will not alter its Management Accounting Periods or its accounting reference period being the Financial Year without the prior written consent of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders (in which event the Mezzanine Agent may require such change in financial covenants contained in this Agreement as will fairly reflect the change notified to it) and the Borrower shall procure that the accounting reference period of each other Combined Group Company (including for the avoidance of doubt GMTMS, HMTMS and each other Target Group Company) shall be the same as its own.

16.33   AUDITORS' INVESTIGATIONS:

        (a) It will, if so required by the Mezzanine Agent who believes in good faith that either (i) any financial statements or calculations provided by the Borrower are inaccurate or incomplete in any material respect; or (ii) the financial performance of any other Accounting Group as a whole and/or any other Accounting Company may give rise (or has given rise) to a breach of one or more of the financial covenants in Clause 17.9), at the expense of the Borrower instruct the Auditors or other firm of accountants selected by the Mezzanine Agent to discuss the financial position of the relevant Accounting Group and/or the relevant Accounting Company with the Borrower and to disclose to the Mezzanine Agent such information as the Mezzanine

            Agent may reasonably request regarding the financial condition and operations of the relevant Accounting Group and/or the relevant Accounting Company. The Borrower shall not be obliged to pay for any such exercise more than once in any Financial Year unless a previous exercise illustrated that the financial information provided by the Borrower pursuant to this Agreement was materially incorrect.

      (b) If, having taken the steps in (a) above, the Mezzanine Agent continues to have bona fide concerns in relation to the financial performance of any Accounting Group and/or any Accounting Company, the accuracy of information provided by any Accounting Group and/or any Accounting Company or compliance with the covenants in the Mezzanine Finance Documents or any other legitimate concern relating to the affairs of any Accounting Group and/or any Accounting Company, the Mezzanine Agent may instruct the Auditors or other firm of accountants selected by the Mezzanine Agent to carry out an investigation into the affairs of the relevant Accounting Group and/or the relevant Accounting Company and/or the financial performance of the relevant Accounting Group and/or the relevant Accounting Company and/or the accounting and other reporting procedures and standards of the relevant Accounting Group and/or the relevant Accounting Company. The first such investigation in any Financial Year will be at the Borrower's expense and the Borrower will fully co-operate in relation to all investigations undertaken.

16.34 BOARD NOTICES: It undertakes and agrees that not more than one representative of the Mezzanine Agent shall be entitled to attend meetings ("Meetings") of the board of directors of the Borrower (the "BOARD") in the capacity described below and, in this regard, the Borrower will ensure and procure that:

      (a) the Mezzanine Agent is given at least as much notice of the date, time and place of, and agenda for, all Meetings as is given to every member of the Board and, in any event, no less notice than is required to be given under its constitutional documents; and

      (b) the Mezzanine Agent is supplied with copies of all such notices, reports, written presentations, board papers and other written information (collectively, "BOARD PAPERS") which are supplied or distributed to other members of the Board at the same time as such Board Papers are supplied to such other members.

16.35 BOARD REPRESENTATION: The Mezzanine Agent shall be entitled to attend Meetings as an observer only (in this capacity, an "OBSERVER"), and shall have no rights or liabilities with regard to the direction and/or conduct of the management of the Borrower by virtue of its being entitled to attend, and attending, Meetings as an Observer. In its capacity as Observer, the Mezzanine Agent will, however, be entitled to speak at, and to be heard at, Meetings but will not have a vote at Meetings, and will not be, or be entitled to be, counted in the quorum for any Meetings. The reasonable expenses of the Mezzanine Agent in attending Meetings as Observer shall be for the account of the Borrower and shall be discharged by the Borrower promptly upon demand being made therefor.

16.36 BOARD MEETINGS: The Board shall duly call, convene and hold at least four Meetings in each Financial Year one of which shall be held during each Accounting Quarter of that Financial Year.

16.37 PRESS ANNOUNCEMENTS: It will not, and will procure that no Obligor nor any other Combined Group Company will, make any public announcement or release of information in relation to any of the Mezzanine Finance Documents and the transactions contemplated thereby without the prior written consent of the Mezzanine Agent.

16.38 TAX RESIDENCY: It will procure that no UK Group Company will cease to be resident for tax purposes within the United Kingdom.

16.39 ENVIRONMENTAL PROTECTION: It will and it will procure that each other Obligor and each other Combined Group Company will:

        (a) comply in all material respects with the terms and conditions of all Environmental Approvals and all Environmental Law applicable to it and for this purpose will implement procedures to monitor compliance and contain liability under any Environmental Law;

        (b) promptly upon receipt of the same notify the Mezzanine Agent of any claim, notice or other communication served on it in respect of, or if it becomes aware of:-

              (i) any suspension, revocation or material variation of any Environmental Approval applicable to it (save where such suspension or revocation arises by reason of and is immediately followed by the issue of an Environmental Approval in substantially the same terms); or

              (ii) any breach of any Environmental Law which is or may be material; or

              (iii) any material investment by any such Obligor and/or any other
                    Combined Group Company required to maintain, acquire or renew any Environmental Approval; or

              (iv) the issue of any enforcement or prohibition or similar notice by a regulatory authority or receipt by any such Obligor and/or any other Combined Group Company of any complaint, demand, civil claim or enforcement proceeding; and

        (c) use all reasonable endeavours (by employing the best available techniques not involving excessive cost) to prevent any acts, omissions, events, state of facts or circumstances occurring or being exacerbated which could result in any third party taking any action or making any claim against any Obligor or any other Combined Group Company under any Environmental Law.

16.40 SIGEN: It will procure that on or before 60 days after the date of this Agreement either (a) Sigen becomes a wholly owned Subsidiary of the Borrower and in the event it is not a Dormant Subsidiary complies with the requirements of Clause 16.41 or (b) no member of the Combined Group retains any shares or other interest in Sigen.

16.41 ADDITIONAL SECURITY: It will procure that each of its Subsidiaries shall immediately upon becoming a Subsidiary or ceasing to be a Dormant Subsidiary (as the case may be) provided it is legally permissible and acceptable to any relevant regulatory authority(ies), enter into security in the same terms mutatis mutandis as the Guarantee and Debenture or enter into such other security arrangements as the Mezzanine Lender acting on the instructions of all the Mezzanine Lenders may reasonably require at the time to secure amounts outstanding under the Mezzanine Finance Documents and take all necessary and appropriate corporate and/or other action in relation thereto.

16.42 CHANGES TO BORROWERS ARTICLES: It will procure that as soon as practicable and in any event on or prior to 30th June, 1995 the Articles shall be amended in form and substance satisfactory to the Mezzanine Agent.

16.43 MR LORD SERVICE CONTRACT: The Borrower will procure that on or prior to 30 days after the date of this Agreement a UK Group Company will enter into a Service Contract with Mr Stephen Lord in form and substance satisfactory to the Mezzanine Agent and that a copy thereof is delivered to the Mezzanine Agent promptly following the due execution thereof by the parties thereto and in any event no later than 2 days after such execution.

16.44 CYPRIOT EXISTING SECURITY: The Borrower will procure that on or prior to 5 days after the date of this Agreement that LK Cyprus will deliver to the Mezzanine Agent a certified copy of each of the Security Interests opposite its name in Schedule 7.

17.     INFORMATION, ACCOUNTING AND FINANCIAL UNDERTAKINGS

17.1 DURATION OF UNDERTAKINGS: The Borrower undertakes to the Mezzanine Agent and each of the other Mezzanine Finance Parties in the terms of the following provisions of this Clause 17, such undertakings to commence on the date of this Agreement and to continue until all liabilities and obligations of the Borrower under each of the Mezzanine Finance Documents have been discharged and the Mezzanine Finance Parties have no further obligations to lend hereunder.

17.2 DEFAULTS: It will notify the Mezzanine Agent forthwith upon becoming aware of the occurrence of an Event of Default or Potential Event of Default and will from time to time on request supply the Mezzanine Agent with a certificate signed by any two of its directors certifying that no Event of Default and no Potential Event of Default has occurred and is continuing or, if such is not the case, specifying the Event of Default or Potential Event of Default which has occurred and the action taken or proposed to be taken to remedy it.

17.3    BOOKS OF ACCOUNT AND AUDITORS: It will and will procure that:

        (a) each other Obligor, each other BV Group Company, each other Indian Group Company and each other Cypriot Group Company will, keep or cause to be kept proper books of account relating to its business; and

        (b) each other Obligor and each other BV Group Company will maintain as its auditors the Auditors or such other firm of accountants as the Mezzanine Agent shall approve in writing from time to time.

17.4 FINANCIAL STATEMENTS: It will deliver to the Mezzanine Agent (with sufficient copies for all of the Mezzanine Lenders):-

        (a) as soon as practicable, and in any event within 120 days from the end of each Financial Year commencing with the Financial Year ending 31st December 1995, copies of (i) the audited consolidated accounts for that year of each Accounting Company; and (ii) the audited consolidated accounts of each Accounting Group (other than the Combined Group) in each case as a whole for that year;

        (b) as soon as practicable, and in any event within 30 days from the end of each Financial Year, copies of the unaudited consolidated management accounts of the Combined Group as a whole for that year;

        (c) as soon as practicable and in any event within 60 days of Completion copies of the completion accounts of HMTMS in form and substance satisfactory to the Mezzanine Agent, acting on the instructions of all the Mezzanine Lenders;

        (d) as soon as practicable and in any event within 60 days of any Proposed Completion copies of the audited completion accounts in form and substance satisfactory to the

                Mezzanine Agent, acting on the instructions of all the Mezzanine Lenders, which the Mezzanine Agent, so acting has specified are required in the Term Sheet in relation to the Subsequent Advance to be made available to enable, inter alia, that Proposed Completion to occur;

        (e) not later than 30 days prior to the end of the Borrower's then current Financial Year, a budget and forecast in respect of each Accounting Group as a whole and each Accounting Company for the following Financial Year in such form, containing such information and in such detail as the Mezzanine Agent shall reasonably require (including, without limitation the amount of anticipated profits and the maximum aggregate amount of capital expenditure to be incurred by each Accounting Group as a whole and each Accounting Company during the succeeding Financial Year and the class or classes of assets to be thereby acquired (including, without limitation, an identification of the extent to which it is envisaged that the source of funds to be applied in such proposed capital expenditure is internally generated funds, the proceeds of equity subscriptions or other external sources) and any planned material disposal of assets (including, without limitation, an identification of the purposes for which any proceeds of disposals are to be utilised) and cashflow forecasts and covering such Financial Year and each Management Accounting Period during such Financial Year and a brief reconciliation of major divergencies (if any) from the forecasts for such Financial Year and each Management Accounting Period in such Financial Year and those contained in the relevant Business Plan, (the "BUDGET"); and the approval or non-approval of any such Budget shall be in the discretion of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders and, in particular but without limitation, such approval may be withheld on the basis of the non-approval by the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders of the proposed source of funds for any proposed capital expenditure save that in the case of (i) the Financial Year of the Borrower ending 31st December 1995 the Borrower shall deliver a Budget for the remainder of that Financial Year to the Mezzanine Agent within 60 days of the Completion Date and (ii) any Financial Year of the Borrower in which a Proposed Acquisition takes place the Borrower shall deliver a Budget for the remainder of that Financial Year to the Mezzanine Agent within 60 days of the Proposed Completion for that Proposed Acquisition;

        (f) as soon as practicable and in any event within 30 days from the end of each calendar month, the unaudited management accounts of each Accounting Company and the unaudited consolidated management accounts of each Accounting Group for such month in each case in form and substance satisfactory to the Mezzanine Agent, such management accounts to include, without limitation, the following items prepared on unconsolidated and on a consolidated basis as appropriate:-

                (i)     a profit and loss account;

                (ii)    a balance sheet;

                (iii) a statement of source and application of funds/cashflow statement; and

                (iv)    a comparison of the figures included under items (i) to
                        (iii) above to the figures included in the Budget relating to the Financial Year which includes that calendar month; and

        (g) as soon as practicable and in any event within 30 days after the end of each Accounting Quarter (commencing on 30th June
                1995) a certificate (in form and detail reasonably satisfactory to the Mezzanine Agent) signed by the finance director and one other director of the Borrower approved by a quorate meeting of the board of directors of the Borrower demonstrating compliance (or lack of compliance as the case may be) by the Borrower with the financial undertakings set out in Clause 17.9 (such certificate to contain detailed calculations acceptable to the Mezzanine Agent demonstrating such compliance) and also confirming that at the date of such certificate no Event of Default or Potential Event of Default had occurred, or if it had occurred, a description thereof and the action taken or proposed to be taken to remedy it and, in the case of the last Accounting Quarter of the Borrower in any Financial Year, a certificate from the Auditors (in such form and with such content as the Mezzanine Agent may reasonably require) demonstrating whether or not the Borrower is in compliance with the covenants contained in Clause 17.9.

17.5 NOTIFICATION OF PROPOSED DISPOSALS OF SHARES: It will notify the Mezzanine Agent immediately of any proposal for the disposition of any shares or other Relevant Securities or grant of any options or warrants in respect of, any shares or other Relevant Securities in each case in or in respect of (as the case may be) any Combined Group Company.

17.6    OTHER INFORMATION: It will promptly deliver to the Mezzanine Agent:-

        (a) details of any litigation, arbitration or administrative proceedings against the Borrower or any other Obligor or any Combined Group Company which could result in the Borrower or Combined Group suffering a loss in excess of L.100,000 or could give rise to a Material Adverse Effect;

        (b) at the same time as sent to its and/or any Combined Group Companies shareholders or its and/or any Combined Group Companies creditors, any other document or information sent to any class of its and/or any Combined Group Company shareholders or creditors; and

        (c) such other information relating to its financial condition, operations or assets or those of any other Obligor or any other Combined Group Company as the Mezzanine Agent may from time to time reasonably request.

17.7 PREPARATION OF FINANCIAL STATEMENTS: It will ensure that all financial statements delivered under Clause 17.4:-

        (a) are prepared in accordance with UK gaap and in the case of audited financial statements in compliance with the Companies Act of 1985;

        (b) give a true and fair view of the financial condition and results of the operations of in each case each Accounting Group as a whole and each Accounting Company (as the case may be) in each case for the period for which and on the date at which such financial statements are prepared and made up and in particular, disclose or reserve against all liabilities (actual or contingent) of each Accounting Group as a whole and each Accounting Company (as the case may be) and all material unrealised or anticipated losses from any commitment entered into by each Accounting Group as a whole and each Accounting Company (as the case may be);

        (c) subject to the requirements of Clauses 17.7(a) and 17.7(b) are prepared in the case of the Combined Group's accounts in a manner which is consistent with and in the same format and with the same headings and other characterisations as in the Combined Group Pro-forma Accounts; and

        (d) subject to the requirements of Clauses 17.7(a) and 17.7(b) are prepared (save in the case of the Combined Group's accounts) in a manner which is consistent with and in the same format and with the same headings and other characterisations as in the first set of such financial statements delivered to the Mezzanine Agent pursuant to Clause 17.4.

        If as a result of a change in law or a change in UK gaap such statements are required to be prepared on a different basis:-

        (1)     it shall promptly so advise the Mezzanine Agent;

        (2) on request of the Mezzanine Agent, the Borrower and the Mezzanine Agent shall negotiate in good faith with a view to agreeing such amendments to Clause 17.9 and/or the definitions of any or all of the terms used therein as are necessary to give the Mezzanine Agent comparable protection to that contemplated at the date of this Agreement;

        (3) if amendments satisfactory to the Mezzanine Agent are agreed by the Borrower and the Mezzanine Agent in writing within 30 days of such notifications to the Mezzanine Agent, those amendments shall take effect in accordance with the terms of that agreement; and

        (4) if such amendments are not so agreed within 30 days, within 15 days after the end of that 30 day period, the Borrower shall either:-

                (i) deliver to the Mezzanine Agent, in reasonable detail and in a form satisfactory to the Mezzanine Agent, details of all such adjustments as need to be made to the relevant financial statements in order to bring them into line with the Companies Act 1985 (as in effect on the date of this Agreement) and/or UK gaap (as the case may be); or

                (ii) ensure that the relevant financial statements are prepared in accordance with the Companies Act 1985 (as in effect on the date of this Agreement) and/or UK gaap (as the case may be).

17.8 FINANCIAL YEAR: It will not change its accounting reference period from the twelve months' period ending 31st December in any year except with the consent of the Mezzanine Agent and it will procure that each Combined Group Company's and each Target Group Company's accounting reference period is and remains the same as its accounting reference period.

17.9    FINANCIAL COVENANTS

        (a)     The Borrower undertakes that:-

                (i)     ADJUSTED NET WORTH

                        Its Adjusted Net Worth shall not at any time during the periods specified below fall below the amounts specified for Adjusted Net Worth in respect of such periods:-

                        Period                               Adjusted Net Worth
                        ------                               ------------------
                        1.  from the Completion Date to,
                            but excluding 31st December
                            1995; and                        L.5,000,000
                        2.  from 31st December 1995 and
                            at all times thereafter;         Target Net Worth

                (ii)    INTEREST COVER

                        The ratio of EBIT to Total Interest shall not at any time be less than 3:1;

                (iii)   CASHFLOW COVER

                        The ratio of Relevant Cashflow to Debt Service shall not at any time be less than 1.5:1; and

                (iv)    GEARING

                        The ratio of Total Borrowings to Adjusted Net Worth shall not at any time be greater than 3:1.

        (b) For the purposes of this Clause 17.9 the following words and expressions shall bear the following meanings:-

                "ACCOUNTING DATE" means the date falling at the end of each Accounting Quarter of the Borrower;

                "ADJUSTED NET WORTH" means, at any time, the aggregate amount of:-

                (a) the issued and paid up share capital of the Borrower including amounts standing to the credit of the share premium account;

                (b) the aggregate amount standing to the credit of the capital and revenue reserves of the Relevant Group; and

                (c) the amounts of any balance standing to the credit or the debit, of the consolidated profit and loss account of the Relevant Group;

                as derived from the then latest management accounts delivered to the Mezzanine Agent pursuant to Clause 5.1 and Schedule 2 or Clause 17.4 (as the case may be) for the Combined Group or at any time after but including 31st December 1995 the BV Group and in the latter case when the latest audited consolidated accounts of the BV Group are delivered to the Mezzanine Agent pursuant to Clause 17.4 as derived from those audited consolidated accounts for the purpose of testing any ratio for the period for which those consolidated accounts relate but after deducting, or excluding (as the case may be):-

                (d) any amounts shown in respect of goodwill (but not intellectual property rights) acquired after 31st December 1994 of the Relevant Group and minority interests in Subsidiaries;

                (e) any capital accounts or reserves derived from any writing up of the book value of any assets of any member of the Relevant Group above historic cost less accumulated depreciation at any time after the Completion Date or any Proposed Completion Date (as the case may be);

                (f) exchange gains arising on consolidation accounted for through reserves in accordance with SSAP No. 20; and

                (g) at any time prior to but excluding 31st December 1995 any Future Product Development Costs;

"CASHFLOW" means, in respect of the relevant testing period, the aggregate of:-

(a)     EBIT;

(b) the amount of any movement in the Working Capital (as defined below) of the Combined Group during the relevant period at any time prior to and including 31st December 1995 and at all times thereafter the BV Group;

(c) depreciation on all fixed assets and amortisation of goodwill and intellectual property rights to the extent deducted from EBIT;

(d)     Tax paid during the relevant period;

(e)     Capital Expenditure during the relevant period;

(f) any grants repaid during that period (to the extent not deducted in arriving at EBIT); and

(g) amortisation of Product Development Costs, to the extent deducted in arriving at EBIT;

"DEBT SERVICE" means in respect of any testing period, the aggregate of the gross amount of interest, commitment, commission, other commissions fees and repayments of principal scheduled to be repaid by the Borrower in respect of Total Borrowings during that period;

"EBIT" means, in respect of the relevant testing period, the profits of the Combined Group at any time prior to and including 31st December 1995 and at all times thereafter the BV Group for that period, determined on a consolidated basis where appropriate, in accordance with UK gaap before any deduction for or on account of:-

(a)     Total Interest;

(b)     Tax on overall income and profit;

(c)     amortisation of Future Product Development Costs;

but after deducting:-

(d) amortisation of goodwill and intellectual property rights (other than intellectual property rights acquired after 31st December 1994);

(e)     amortisation of Product Development Costs; and

(f) credit items which would be regarded as Extraordinary Items or Exceptional Items; and

(g) any Future Product Development Costs to the extent treated as revenue by any Combined Group Company;

"EXTRAORDINARY ITEMS" are as defined in FRS3, but in addition shall include those items listed in paragraph 20 of such standard;

"EXCEPTIONAL ITEMS" are as defined in FRS3 but in addition shall exclude those items listed in paragraph 20 of such standard;

        "FRS" means a financial reporting standard issued by the Accounting Standards Board for application in England and Wales and where referenced by a number means that particular financial reporting standard;

        "FUTURE PRODUCT DEVELOPMENT COSTS" means in respect of any relevant testing period,any amount appearing in the balance sheet for the Combined Group, delivered pursuant to Clause 17.4(b) as part of the management accounts for the Combined Group, as product development costs less Product Development Costs;

        "PRODUCT DEVELOPMENT COSTS" means, in respect of any relevant testing period, the amount shown in respect of product development costs in the balance sheet comprising part of the Combined Pro-forma Accounts as at 31st December 1994;

        "RELEVANT CASHFLOW" means Cashflow for the twelve months immediately preceding the relevant Accounting Date;

        "TARGETED NET WORTH" means an amount equal to the greater of L.5,000,000 and the amount of Adjusted Net Worth shown in the most recent consolidated management accounts of the BV Group delivered to the Mezzanine Agent pursuant to Clause 17.4 and when the latest audited consolidated accounts of the BV Group are delivered to the Mezzanine agent pursuant to Clause 17.4 those consolidated accounts for the purpose of testing any ratio for the period for which the accounts relate;

        "TOTAL BORROWINGS" means, at any particular time, the aggregate outstanding amount of all Financial Indebtedness of the Relevant Group;

        "TOTAL INTEREST" means, in respect of the relevant testing period, the aggregate of all interest and similar financing charges incurred by the Combined Group at any time prior to and including 31st December 1995 and at all times thereafter the BV Group on its Total Borrowings during such period (including, but not limited to, interest, the interest finance charge element of hire-purchase, credit sale and conditional sale (as defined in the Consumer Credit Act 1974) agreements and of lease rentals under leases treated as finance leases pursuant to SSAP No. 21; and

        "WORKING CAPITAL" means trade and other debtors in respect of operating items plus prepayments and stock reasonably expected to be realized, consumed or sold in the ordinary course of trading within one year less trade and other creditors in respect of operating items and less accrued expenses and accrued costs repayable within one year.

17.10 CALCULATION

        (a) On 30th June 1995 and on each subsequent Accounting Date on which the covenants contained in Clause 17.9 shall be tested, the covenants contained in that Clause will be tested on a rolling aggregate basis of the immediately preceding four consecutive quarterly periods ending on the relevant Accounting Date.

        (b) The covenants contained in Clause 17.9 will be tested by reference to the monthly management accounts, delivered to the Mezzanine Agent pursuant to Clause 17.4, for the relevant period unless the audited accounts required to be delivered to the Mezzanine Agent pursuant to Clause 17.4 for the relevant period or any part thereof are available on the relevant date on which any such covenant is tested, in which case such audited accounts shall be used instead. If the audited accounts are not available when the covenant is tested but when such audited accounts become available they demonstrate that the figures in any relevant monthly management accounts utilised for any such calculation cannot have been substantially accurate then the Mezzanine Agent shall require such adjustment to the calculations made or to be made as it, in its sole discretion, considers appropriate to rectify such inaccuracy and compliance with the covenants in Clause 17.9 will be determined by reference to such adjusted figures.

      (c) The components of each definition contained in Clause 17.9 will be calculated in accordance with the UK gaap. In the case of any component calculated by reference to management accounts UK gaap will be applied within the reasonable parameters which may be expected of management accounts not the subject of audit procedures.

18.   EVENTS OF DEFAULT

18.1 LIST OF EVENTS: Subject to Clause 18.3 each of the events set out in this Clause 18.1 constitutes an Event of Default whether or not the occurrence of the event concerned is outside the control of the Borrower or any other BV Group Company or any other Combined Group Company: -

      (a) PAYMENT DEFAULT: the Borrower or any other Obligor fails to pay on the due date any amount payable by it under any of the Finance Documents at the place and in the currency at or in which it is expressed to be payable unless the Borrower satisfies the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders that non-payment is due solely to administrative error (by a bank involved in transferring funds) and payment is made within one Business Day of its due date; or

      (b) BREACH OF OTHER OBLIGATIONS: the Borrower or any other Obligor fails to observe or perform any of its obligations or undertakings under any of the Mezzanine Finance Documents and/or any of the other Project Documents; or

      (c) MISREPRESENTATION: any representation, warranty or statement which is made by the Borrower or any Obligor in any of the Mezzanine Finance Documents and/or any of the other Project Documents or is contained in any certificate, statement or notice provided under or pursuant to any of the Mezzanine Finance Documents and/or any other Project Documents proves to be incorrect in any material respect when made (or deemed to be made or repeated); or

      (d)   INVALIDITY AND UNLAWFULNESS:

            (i) any provision of any Mezzanine Finance Document and/or any other Project Document is or becomes invalid or unenforceable for any reason or shall be repudiated or the validity or enforceability of any provision of any Mezzanine Finance Document and/or any other Project Document shall at any time be contested by any party thereto (other than a Mezzanine Finance Party) or any party thereto (other than a Mezzanine Finance Party) shall deny the existence of any liability or obligation on its part thereunder; or

            (ii) at any time it is or becomes unlawful under any applicable jurisdiction for any Obligor or Combined Group Company (as the case may be) to perform any of its obligations under any of the Mezzanine Finance Documents and/or any of the other Project Documents; or

            (iii) at any time any act, condition or thing required to be done, fulfilled or performed in order (i) to enable any Obligor or Combined Group Company (as the case may be) lawfully to enter into, exercise its rights under or perform the obligations expressed to be assumed by it in any of the

                    Mezzanine Finance Documents and/or any of the other Project Documents, (ii) to ensure that the obligations expressed to be assumed by any Obligor or Combined Group Company (as the case may be) in any Mezzanine Finance Document and/or any of the other Project Documents are legal, valid and binding or
                    (iii) to make each Mezzanine Finance Document and/or each other Project Document admissible in evidence in the English courts or any court in the jurisdiction in which such Obligor or Combined Group Company (as the case may be) is incorporated, carries on business or is resident, is not done, fulfilled or performed; or

     (e) INSOLVENCY: the Borrower or any other Obligor or any other Combined Group Company stops or suspends or threatens or announces an intention to stop or suspend payment of its debts or shall for the purpose of
          Section 123 of the Insolvency Act 1986 (on the basis that the words "proved to the satisfaction of the court" are deemed omitted from
          Section 123(2)) or any other applicable law be deemed to be unable or shall admit its inability to pay its debts as they fall due or shall become insolvent or a moratorium is declared in respect of any of its indebtedness; or

     (f) RECEIVERSHIP AND ADMINISTRATION: any encumbrancer takes possession of, or a receiver or administrator or similar officer is appointed over or in respect of, all or any part of the business or assets of the Borrower or any other Obligor or any other Combined Group Company or a distress or any form of execution is levied or enforced upon or sued out against any such assets (and is not discharged to the Mezzanine Agent's (acting on the instructions of all the Mezzanine Lenders) reasonable satisfaction within five days) or a petition is presented or meeting convened or application made or other step taken for the purpose of appointing an administrator or receiver or other similar officer of, or for the making of an administration order in respect of, the Borrower or any other Obligor or any other Combined Group Company; or

     (g)  COMPOSITIONS AND ARRANGEMENTS:

          (i) the Borrower or any other Obligor or any other Combined Group Company convenes a meeting of its creditors or proposes or makes any arrangement or composition with, or any assignment for the benefit of, its creditors generally; or

          (ii) the Borrower or any other Obligor or any other Combined Group Company proposes or enters into any negotiations for or in connection with the re-scheduling, restructuring or re-adjustment of any indebtedness with a view to avoiding the occurrence of any of the circumstances described in Clauses 18.1(e) (Insolvency), 18.1(f) (Receivership and Administration), paragraph (i) of this Clause 18.1(g) (Compositions and Arrangements), 18.1(h) (Winding up) or 18.1(i) (Suspension of Payments) or as a result of the Borrower or any other relevant Obligor or other relevant Combined Group Company being unable to meet its payment obligations in respect of such indebtedness on their due dates or being unable to meet financial covenants or targets set out in the agreement recording the terms of such indebtedness; or

     (h) WINDING UP: any meeting of the Borrower or any other Obligor or any other Combined Group Company is convened for the purpose of considering any resolution for (or to petition for) its winding up or bankruptcy (as the case may be) or the Borrower or any other Obligor or any other combined Group Company passes such a resolution or a petition is presented for the winding up or bankruptcy (as the case may be) of the Borrower or any other Obligor or any other Combined Group Company (other than a petition which is contested on bona fide grounds and discharged within 30 days of being presented and in any event before it is advertised) or any order is made for the winding up or bankruptcy (as the case may be) of the Borrower or any other Obligor or any other Combined Group Company; or

     (i) SUSPENSION OF PAYMENTS: any order is made or resolution passed or other action taken for the suspension of payments, protection from creditors or bankruptcy of the Borrower or any other Obligor or any other Combined Group Company; or

     (j) SIMILAR EVENTS ELSEWHERE: there occurs in relation to the Borrower or any other Obligor or any other Combined Group Company or any of their property or assets in any country or territory in which it is incorporated or carries on business or is resident or in the jurisdiction in whose courts it or any of its property or assets is subject any event which appears to the Mezzanine Agent to correspond in that country or territory with any of those mentioned in Clauses 18.1(e) to 18.1(i) (inclusive) or the Borrower or any other Obligor or any other Combined Group Company otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or liquidation; or

     (k) CESSATION OF BUSINESS: the Borrower or any other Obligor or any other Combined Group Company ceases, or threatens or proposes to cease, to carry on all or a substantial part of their business and, in the case of a cessation of the business, or any part thereof, of any Combined Group Company (other than an Obligor), such cessation of business is material in relation to the business of the Combined Group taken as a whole; or

     (l) COMPULSORY ACQUISITION: all or any part of the property or assets of the Borrower or any other Obligor or any other Combined Group Company is seized, nationalised, expropriated or compulsorily acquired by, or by the order of, any central or local governmental authority and as a result the business of the Borrower or of the Combined Group as a whole is materially and adversely affected or curtailed; or

     (m) SECURITY INTERESTS: any Security Interest affecting the business, undertaking or any of the assets of the Borrower or any other Obligor or any other Combined Group Company becomes enforceable; or

     (n) CROSS DEFAULT: any other Financial Indebtedness of the Borrower or any other Obligor or any other Combined Group Company:-

          1. is not paid when due or within any applicable grace period in any agreement relating to that Financial Indebtedness; or

          2. becomes due and payable (or capable of being declared due and payable) before its normal maturity or is placed upon demand (or any commitment for any such indebtedness is suspended) by reason of a default or event of default however described; or

          3. any agreement to make Financial Indebtedness available to, or underwrite Financial Indebtedness of any Obligor and/or any other Combined Group Company is terminated by reason of default (howsoever described) and whether or not within the control of that Obligor or Combined Group Company (as the case may be); or

        (o) LITIGATION: any litigation, arbitration or administrative proceeding or claim (together "LITIGATION PROCEEDINGS") is commenced by or against the Borrower or any other Obligor or any other Combined Group Company which could reasonably be expected to have a Material Adverse Effect; or

        (p) CHANGE OF CONTROL: the Borrower ceases to be a wholly owned subsidiary of LKNV other than as a result of the exercise of the Warrants and/or the Employee Options; or

        (q) AUDITOR'S QUALIFICATION: the auditors of the Borrower or any other Obligor or Combined Group Company qualify their report on the audited consolidated (if appropriate) accounts of the Borrower or any other such Obligor or Combined Group Company (as the case may be) in any manner whatsoever; or

        (r) VARIATION OF MEMORANDUM & ARTICLES: any of the provisions of the Articles or the memorandum and articles of association or other constitutional documents of any other Primary Obligor or any other Combined Group Company are amended, modified or replaced without the prior written approval of the Mezzanine Agent acting on the instructions of all the Mezzanine Lenders save as required pursuant to Clause 16.42; or

        (s) MANAGEMENT OF BORROWER: Dr L Kyprianou ceases to be a full time employee and director of the Borrower or ceases to devote the time and attention to the business, trade and offices required by his Service Contract or dies or otherwise becomes unable adequately to carry out his functions in such capacity; or

        (t) NON PERFORMANCE WITH BUDGET: there is any material divergence or deviation between the actual performance by any Accounting Group as a whole or any Accounting Company in any Financial Year or any Management Accounting Period and the performance projected for that Financial Year or Management Accounting Period for such Accounting Group as a whole or that Accounting Company (as the case may be) in the Budget delivered to the Mezzanine Agent pursuant to Clause 17.4(e) for that Financial Year which could reasonably be expected to have a material adverse effect on the financial condition, assets, profits or prospects of the BV Group as a whole or the Combined Group as a whole; or

        (u) VENDOR WARRANTIES: any warranty made by a Vendor or a Subsequent Vendor in any of the Acquisition Documents is incorrect in a material respect or any breach by a Vendor or GMTMS or a Subsequent Vendor of its obligations under any of the Acquisition Documents or the Stock Transfer Form (as the case may be) occurs or any other claim is made by any Obligor and/or any other Combined Group Company against a Vendor or GMTMS or a Subsequent Vendor under the Acquisition Documents or the Stock Transfer Form (as the case may be) where an Obligor and/or any other Combined Group Company is not entitled to claim (the "UNCOVERED CLAIM") for the full amount of any resulting loss to that Obligor or any Combined Group Company (as the case may be) against the Vendor or GMTMS or Subsequent Vendor under the Acquisition Documents or the Stock Transfer Form (as the case may be) and the Uncovered Claim or the fact or matter or breach which gave rise to the Uncovered Claim will have a Material Adverse Effect; or

        (v) MATERIAL ADVERSE CHANGE: at any time there occurs a material adverse change in the financial condition, assets, profits or prospects of any Accounting Group, the Combined Group in each case taken as a whole, the Borrower, any other Obligor or any Accounting Company such that, in the opinion of the Mezzanine Agent, it appears that any Obligor may be unable to perform and comply with any one or more of its obligations under any of the Finance Documents; or

        (w) ATTACHMENT OR PROCESS: a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against any of the undertaking, assets, rights or revenues of the Borrower or any other Obligor or any other Combined Group Company and is not discharged within seven days; or

        (X) LK CYPRUS AND LK INDIA: the Borrower fails to acquire the whole of the issued share capital of LK Cyprus and LK India on or before 31st December 1995.

18.2 CANCELLATION AND REPAYMENT: At any time after the occurrence of an Event of Default and while the same is continuing the Mezzanine Agent may, and if so directed by the Majority Mezzanine Lenders, by written notice to the Borrower do all or any of the following in addition and without prejudice to any other rights or remedies which it or any other Mezzanine Finance Party may have under this Agreement or any of the other Mezzanine Finance Documents:

        (a) cancel all of the Commitments whereupon the same shall be cancelled forthwith and reduced to zero and the Mezzanine Lenders will have no further obligations hereunder; and/or

        (b) declare all outstanding Advances to be immediately due and payable, whereupon the same shall become immediately due and payable by the Borrower, together with interest accrued thereon and all other sums due, owing or payable under each of the Mezzanine Finance Documents (including such amount (if any) as any Mezzanine Lender may certify pursuant to Clause 30.1 (General Indemnity and Breakage Costs)) or declare the same to be due and payable on demand in which case the Borrower shall make payment thereof on demand by the Mezzanine Agent made at any time thereafter; and/or

        (c) take any other action, exercise any other right or pursue any other remedy conferred upon the Mezzanine Agent and/or a Mezzanine Lender by any Mezzanine Finance Document or by any applicable law or regulation or otherwise as a consequence of such Event of Default.

18.3 EXCLUDED EVENTS: None of the events specified in Clause 18.1(h) (Winding up) or 18.1(k) (Cessation of Business) shall constitute an Event of Default if it occurs in relation to a member of the Combined Group (other than Borrower, any Obligor or any Principal Subsidiary) whilst solvent and for the purposes and as part of a reconstruction or amalgamation the terms of which have previously been approved in writing by the Mezzanine Agent acting on the instructions of the Majority Mezzanine Lenders.

19.     THE MEZZANINE AGENT AND THE OTHER MEZZANINE FINANCE PARTIES

19.1    APPOINTMENT AND DUTIES OF THE MEZZANINE AGENT:

        (a) Each Mezzanine Lender hereby appoints Barclays de Zoete Wedd Limited as Mezzanine Agent and Mezzanine Security Trustee to act
               (a) as its agent under and in connection with the Mezzanine Finance Documents and (b) as security trustee for the purpose of the Mezzanine Security Documents and irrevocably authorises Barclays de Zoete Wedd Limited for and on its behalf to exercise such rights, powers and discretions as are specifically delegated to it by the terms of the Mezzanine Finance Documents together with all such rights, powers and discretions as are language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

25.     NO IMPLIED WAIVERS

25.1 No failure or delay by the Mezzanine Agent or any other Mezzanine Finance Party in exercising any right, power or privilege under any of the Mezzanine Finance Documents will operate as a waiver thereof nor will any singe or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

25.2 The rights and remedies provided in the Mezzanine Finance Documents are cumulative and not exclusive of any rights and remedies provided by law and all such rights and remedies howsoever arising will, save where expressly provided to the contrary herein, be available to the Mezzanine Finance Parties severally and any Mezzanine Finance Party shall be entitled to commence proceedings in connection therewith in its own name.

25.3 A waiver given or consent granted by the Mezzanine Agent or any Mezzanine Finance Party under this Agreement will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

26.     INVALIDITY OF ANY PROVISION

        If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions will not be affected or impaired in any way.

27.     CONFIDENTIALITY

        Subject to the provisions of Clause 28.5 the parities will keep the Mezzanine Finance Documents and the other Transaction Documents and the subject matter thereof confidential save to the extent that they are required by law or regulation to disclose the same. Each of the Mezzanine Finance Parties agrees with the Borrower to hold confidential all information which it acquires under or in connection with the Mezzanine Finance Documents and the other Transaction Documents save to the extent it is required by law or regulation to disclose the same or the same comes into the public domain (otherwise than as a result of a breach of this Clause 27). A Mezzanine Finance Party may, however, disclose such information to its auditors, legal advisers or other professional advisers (the "ADVISERS") for purposes connected with the Mezzanine Finance Documents or the other Transaction Documents (as the case may be).

28.     CHANGES TO PARTIES

28.1 ASSIGNMENT BY THE BORROWER: The Borrower may not assign or transfer all or any part of its rights, benefits or obligations under this Agreement or any of the other Mezzanine Finance Documents.

28.2    ASSIGNMENTS AND TRANSFERS BY THE MEZZANINE LENDERS:

        (a) A Mezzanine Lender, or any successor or assign of such Mezzanine Lender, (in this capacity the "TRANSFEROR") may at any time assign, novate or otherwise transfer all or any part of its rights or obligations under the Mezzanine Finance Documents (or any of them) to any person (a "TRANSFEREE") provided that it has consulted the Borrower prior to doing so and provided further that the Transferee is a Qualifying Lender.

     (b) A transfer of obligations will only be effective if made in accordance with Clause 28.3 (Substitution Provisions) or if the Transferee has, prior to the transfer taking effect, confirmed in writing to the Mezzanine Agent (acting on behalf of all the other Mezzanine Finance Parties (and the other parties to the Intercreditor Deed)) and the Borrower that it undertakes to be bound by the terms of each of the Mezzanine Finance Documents as a Mezzanine Lender in form and substance satisfactory to the Mezzanine Agent and approved by the Borrower, such approval not to be unreasonably withheld or delayed.
          On any such transfer being made, the Transferor will be relieved of its obligations to the extent that they are transferred to the Transferee.

     (c) The Borrower will execute such documents and agreements as are necessary to effect a transfer of rights or obligations to a Transferee hereunder.

     (d) Nothing in this Agreement will restrict the ability of a Mezzanine Lender to sub-contract any or all of its obligations under the Mezzanine Finance Documents (or any of them) if such Mezzanine Lender remains liable under this Agreement in relation to those obligations.

28.3 SUBSTITUTION PROVISIONS:

     (a) A Transferor may transfer all or any of its rights and obligations under the Finance Documents including for the avoidance of doubt the InterCreditor Deed to a Transferee by means of a novation effected by the Mezzanine Agent executing a Transfer Certificate duly completed and signed on behalf of both the Transferee and the Transferor.

     (b) On the later of (1) the date specified in the Transfer Certificate as being the date on or as from which the substitution under this Clause
          28.3 is to take effect and (2) the date on which the Mezzanine Agent executes the Transfer Certificate (for itself, the other Mezzanine Finance Parties and each party to the Intercreditor Deeds), the following shall occur:-

          (i) to the extent that in the Transfer Certificate the Transferor seeks to transfer its rights and obligations under the Mezzanine Finance Documents, the Borrower and the Transferor shall each be released from further obligations to each other under the Mezzanine Finance Documents (and the appropriate reduction will be made to the Commitment of the Transferor) and their respective rights against each other will be cancelled (such rights and obligations being referred to in this Clause 28.3 as "DISCHARGED RIGHTS AND OBLIGATIONS");

          (ii) the Borrower and the Transferee will each assume obligations towards each other and acquire rights against each other which differ from the Discharged Rights and Obligations only insofar as the Borrower and such Transferee have assumed and acquired the same in place of the Borrower and the Transferor;

          (iii) the Mezzanine Agent, the Mezzanine Security Trustee, the Borrower, the Transferee, the other Mezzanine Lenders and the other parties to the Intercreditor Deed will acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the Transferee been an original party to this Agreement and the Intercreditor Deed as a "Mezzanine Lender" and each other Mezzanine

                Finance Documents to which the Transferor is a party as such, with the rights and obligations acquired or assumed by it as a result of the novation;

          (iv) a proportion of the Transferor's rights and/or obligations under the other Mezzanine Finance Documents equal to the proportion of the Transferor's rights and/or obligations under the Agreement being transferred, shall automatically be transferred to the Transferee; and

          (v) on the date on which such transfer takes effect, the Transferee will pay to the Mezzanine Agent for its own account a transfer fee of L.500.

     (c) Nothing in this Agreement or any other Mezzanine Finance Document will oblige a Transferor or cause a Transferor to be liable:-

          (i) to accept a re-assignment or re-transfer from a Transferee of any of the rights or obligations assigned, transferred or novated pursuant to this Clause 28; or

          (ii) to support any losses incurred by a Transferee by reason of the non-performance by the Borrower of its obligations under any of the Mezzanine Finance Documents.

     (d) Each of the Parties to this Agreement (other than the Transferor and the Transferee) hereby irrevocably authorises the Mezzanine Agent to execute on its behalf any Transfer Certificate which has been duly completed in accordance with this Clause 28.3 and executed on behalf of each of the Transferor and the Transferee.

     (e) The Mezzanine Agent will promptly notify the other parties to this Agreement and the other Mezzanine Finance Documents of the receipt and execution by it on their behalf of any Transfer Certificate.

28.4 BENEFIT OF AGREEMENT: This Agreement will be binding upon, and enure for the benefit of, each party hereto and its or any subsequent successors or assigns.

28.5 DISCLOSURE OF INFORMATION: Each Mezzanine Finance Party may disclose to:-

     (a) a proposed assignee or transferee or any sub-participant, risk participant or other participant proposing to enter or having entered into a contract with that Mezzanine Finance Party regarding the Mezzanine Finance Documents; and

     (b) the Senior Lender and any shareholder of any Combined Group Company together in each case with their respective successors transferee's and assigns,

          any information in the possession of that Mezzanine Finance Party relating to the Borrower (or any Obligor or any other Combined Group Company) as it sees fit provided that in the case of Clause 28.4(a) such person has first agreed to be bound by the provisions of Clause 27 (Confidentiality) by executing and delivering to the Borrower a confidentiality undertaking in terms acceptable to both of them.

28.6 INCREASED COSTS: If any assignment, transfer or novation of all or any part of the rights or obligations of a Mezzanine Lender pursuant to Clause 28.2 (Assignments and Transfers by the Mezzanine Lenders) would result (due to any law, regulation, treaty, official directive in existence or the subject of a formal and public proposal by any competent authority at that time) on the occasion of the next payment to the Transferee hereunder in any additional amount or compensation being required to be paid by the Borrower in accordance with this

        Agreement, then the Transferee shall be entitled to receive those amounts only to the extent that the Transferee would have been so entitled had there been no such assignment, transfer or novation.

28.7    THE MEZZANINE AGENT AND THE REFERENCE BANKS:

        (a) Changes to the Mezzanine Agent and the office through which the Mezzanine Agent acts may be effected pursuant to Clauses 19.9 (Termination and Resignation of Agency) and 19.15 (Change of Office of Mezzanine Agent) respectively.

        (b) If a Reference Bank ceases to be one of the Mezzanine Lenders then:-

               (i)    that Mezzanine Lender shall cease to be a Reference Bank;
                      and

               (ii) the Mezzanine Agent shall in consultation with the Borrower appoint another Mezzanine Lender or an Affiliated Bank of another Mezzanine Lender to be a Reference Bank.

29.     MEZZANINE LENDERS' DECISIONS

29.1 Subject to Clauses 29.2 and 29.3 below, any provision of this Agreement or any of the other Mezzanine Finance Documents may be amended, waived, varied or modified (each a "MODIFICATION") with the agreement of the Majority Mezzanine Lenders. A Modification so agreed may be effected by the Mezzanine Agent executing such documents as may be required for such purpose on behalf of all the Mezzanine Lenders. The Mezzanine Agent will promptly notify the other parties to this Agreement and the other Mezzanine Finance Documents of the Modification so effected. Such Modification will take effect from the date upon which such notification is given (or such later date as the Mezzanine Agent may specify therein) and will be binding on all parties to the Mezzanine Finance Documents.

29.2 The following matters will require the unanimous agreement of all of the Mezzanine Lenders:-

        (a)    any increase in the amount of the Commitment of any Mezzanine
               Lender;

        (b)    any increase in the Maximum Facilities Amount;

        (c)    any reduction in the Margin;

        (d) any extension to the Initial Termination Date, the Termination Date or the Initial Period or any other date for payment of any sum due, owing or payable to any Mezzanine Lender;

        (e) any change in the amount or currency of any sum due, owing or payable to any Mezzanine Lender;

        (f) any reduction in the amount of any payment of principal, interest, guarantee fee or commissions payable hereunder by any party;

        (g) any amendment, variation or modification of Clause 22 (Pro Rata Payments), Clause 23 (Set-off), Clause 28.1 (Assignment by the Borrower), this Clause 29 (Mezzanine Lenders' Decisions) or to the definition of "Majority Mezzanine Lenders"; and


        (h)    any release of security.

29.3 Any waiver or any consent, approval or other matter which by the express terms of this Agreement or any other Mezzanine Finance Document is to be given by all of the Mezzanine Lenders will not be effective unless all of the Mezzanine Lenders have agreed thereto but, subject thereto, may be given by the Mezzanine Agent on behalf of all of the Mezzanine Lenders.

30.     INDEMNITIES

30.1 GENERAL INDEMNITY AND BREAKAGE COSTS: The Borrower will fully indemnify each of the Mezzanine Finance Parties on demand from and against any expense (including legal fees), loss, damage or liability which any of them may incur as a consequence of any sum not being paid when due pursuant to the Mezzanine Finance Documents, any failure to borrow when obliged to do so in accordance with this Agreement, any Advance being repaid or prepaid otherwise than on the last day of an Interest Period, the occurrence of any Event of Default or otherwise in connection with a breach by the Borrower of this Agreement or a breach by any Obligor of any Mezzanine Finance Document. Without prejudice to its generality, the foregoing indemnity:-

        (a) extends to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any amount which the Borrower fails to pay in breach of this Agreement and to any loss (including loss of profit), premium, penalty or expenses which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund outstanding Advances or any other amount due or to become due under this Agreement; and

        (b) will entitle the relevant Mezzanine Finance Party to recover breakage costs from the Borrower in the event of an Advance or other sum being repaid or pre-paid prior to the last day of an Interest Period even though the relevant Mezzanine Finance Party has financed such Advance or other sum from its own resources, the costs it thereby incurs being calculated on the assumption it had borrowed an amount equal to the Advance or other sum in question in the London Interbank Market for the duration of the relevant Interest Period.

30.2    CURRENCY INDEMNITY: Without prejudice to Clause 30.1, if:-

        (a) any amount payable by the Borrower or any Obligor under or in connection with any Mezzanine Finance Document is received by any Mezzanine Finance Party (or by the Mezzanine Agent on behalf of any Mezzanine Fiance Party) in a currency (the "PAYMENT CURRENCY") other than that agreed in the relevant Mezzanine Finance Document (the "AGREED CURRENCY"), whether as a result of any judgement or order or the enforcement thereof, the liquidation of the Borrower or relevant Obligor or otherwise; and the amount produced by converting the Payment Currency so received into the Agreed Currency is less than the relevant amount of the Agreed Currency; or

        (b) any amount payable by the Borrower or any Obligor under or in connection with any Mezzanine Finance Document has to be converted from the Agreed Currency into another currency for the purpose of (i) making or filing a claim or proof against the Borrower or any Obligor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to any Mezzanine Finance Document, then the Borrower will, as an independent obligation, indemnify the relevant Mezzanine Finance Party for the deficiency and any loss sustained as a result. Any conversion required will be made at such prevailing rate of exchange on such date and in such market as is determined by the relevant Mezzanine Finance Party as being most appropriate for the conversion. The Borrower will in addition pay the costs of the conversion.

30.3 WAIVER: The Borrower waives any right it may have in any jurisdiction to pay any amount under any Mezzanine Finance Document in a currency other than that in which it is expressed to be payable in the relevant Mezzanine Finance Document.

31.     CERTIFICATES CONCLUSIVE

        A certificate, determination, notification or opinion of the Mezzanine Finance Party or the Majority Mezzanine Lenders stipulated for in any Mezzanine Finance Document or as to any rate of interest or any other amount payable under any Mezzanine Finance Document will be conclusive and binding on the Borrower and the Obligors except in the case of a manifest error.

32.     GOVERNING LAW AND SUBMISSION TO JURISDICTION

32.1 GOVERNING LAW: This Agreement shall be governed by and construed in all respects in accordance with English law.

32.2    JURISDICTION:

        (a) For the benefit of each of the Mezzanine Finance Parties, the Borrower irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any disputes which may arise out of or in connection with this Agreement and the other Mezzanine Finance Documents to which it is a party and that accordingly any suit, action or proceedings arising out of or in connection with this Agreement ("PROCEEDINGS") may be brought in such courts and the Borrower irrevocably submits to such jurisdiction, but without prejudice to the right of the Mezzanine Finance Parties to bring Proceedings against the Borrower in the courts of any country in which the Borrower has assets or in any other appropriate jurisdiction or to bring Proceedings in more than one jurisdiction (whether concurrently or not).

        (b) The Borrower irrevocably agrees that a judgement in any Proceedings brought in the English courts shall be conclusive and binding (subject to any appeal it may bring) upon it and may be enforced in the courts of any other jurisdiction. The Borrower irrevocably waives any objection it may now or hereafter have to the laying or venue of any Proceedings brought in the English Courts and any claim it may now or hereafter have that any such Proceedings have been brought in an inconvenient or inappropriate forum.

        (c) The Borrower consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including, without limitation, the making, enforcement or execution against any of its property whatsoever (irrespective of its use or intended use) of any order or judgement which may be made or given in such Proceedings.

32.3    SERVICE OF PROCESS:

        (a) The Borrower hereby irrevocably consents to the service of process out of the courts of England in any such suit, action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the Borrower at its registered office or place of business. Nothing herein shall affect the right to serve process in any other manner permitted by law.

        (b) The Borrower undertakes that it will at all times until it can no longer utilise the Facility and all liabilities of the Borrower under the Mezzanine Finance Documents have been discharged in full maintain the appointment on terms satisfactory to the Mezzanine Agent of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purpose of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as the Borrower may notify to the Mezzanine Agent). For this purpose the Borrower nominates as its agent for service of process:-

                Name:           M C Bennett

                Position:       Group Financial Controller

                Company:        LK Global Information Systems (UK) PLC

                Address: Coombelands House, Coombelands Lane, Addlestone, Weybridge, Surrey KT15 1HY

                Fax:            01932 821 493

        (c) If for any reason such agent ceases to act on behalf of the Borrower, the Borrower will immediately appoint a replacement agent and forthwith notify the Mezzanine Agent of such replacement and failing such appointment within 14 days, the Agent will be entitled to appoint such an agent by notice to the Borrower.

33.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed on the date first written above.

                                   SCHEDULE 1

                         THE ORIGINAL MEZZANINE LENDER

ORIGINAL MEZZANINE LENDER                         COMMITMENT

Barclays de Zoete Wedd Limited                    L.5,000,000
St. Mary's Court
100 Lower Thames Street
London EC3R 6RN

Facsimile: 0171 775 8833
Attention: Account Director/Account Executive

                                   SCHEDULE 2

                              Conditions Precedent

1. FORMALITIES CERTIFICATE: A certificate being delivered to the Mezzanine Agent in respect of each Obligor in the form set out in Schedule 5 which certificate: -

      (a)   shall have been duly completed in all respects;

      (b) shall be signed by the Finance Director and the Secretary of the relevant Obligor; and

      (c) shall have attached to it (duly initialled by the signatories to the certificate) the documents referred to in the certificate including the requisite Memorandum and Articles of Association or other constitutional documents, the board and other resolutions approving the Mezzanine Finance Documents and in the case of the Borrower the Group structure diagram.

2. SUBSCRIPTION DOCUMENTS: The document listed at paragraph (a) below in the agreed terms duly executed by each of the parties thereto and conditional only upon the change to the Articles required by the Mezzanine Agent pursuant to Clause 16.42 becoming effective and certified copies in the agreed terms of each of the other documents listed below in each case being delivered to the Mezzanine Agent: -

      (a)   the Warrant Instrument;
      (b)   the Stock Transfer Form;
      (c)   the Shareholders Agreement; and
      (d) all other material agreements and contracts, in the agreed terms, entered into pursuant to or in connection with the Warrant Instrument as may be requested by the Mezzanine Agent on or prior to the date of this Agreement.

3. ACQUISITION DOCUMENTS: Certified copies being delivered to the Mezzanine Agent of: -

      (a)   the Acquisition Agreements;
      (b)   the Vendor Disclosure Letters;
      (c)   the Service Contracts; and
      (d) all other material agreements an contracts, in the agreed terms, entered into pursuant to or in connection with the Acquisition Agreements as may be requested by the Mezzanine Agent on or prior to the date of this Agreement.

4. MEZZANINE FINANCE DOCUMENTS: Each of the following documents in the agreed terms duly executed and delivered unconditionally to the Mezzanine Agent:-

      (a)   the Guarantees and Debentures;
      (b) the Assignment of the Key-man Policies in respect of the Key-man Policies to be effected on or prior to the date of this Agreement;
      (c)   the Assignment of Intellectual Property;
      (d)   the Memoranda of Deposit;
      (e)   each other Mezzanine Security Document;
      (f)   the Intercreditor Deed;
      (g)   the Fees Letter;
      (h)   the Banking Disclosure Letter; and
      in each case, all documents deliverable therewith including without limitation: -

      (a) such original notices of assignment or charge in relation to any property and assets assigned or charged or intended to be assigned or charged by the relevant Obligor pursuant to any Mezzanine Security Documents as the Mezzanine Agent may require, duly signed on behalf of the relevant Obligor including a request to each recipient thereof that they be returned to the Mezzanine Agent's solicitors; and

      (b) share certificates in respect of HMTMS, LK Cyprus and LK India together with the other documents required by the Mezzanine Security Documents including without limitation executed blank stock transfers together with certified extracts of the register of members of HMTMS, LK Cyprus and LK India.

5. SENIOR FINANCE DOCUMENTS: Certified copies being delivered to the Mezzanine Agent of each Senior Finance Document together with all documents (other than any letters dealing only with the Senior Lenders fees) deliverable therewith.

6. SENIOR LOANS: Evidence being delivered to the Mezzanine Agent that L.1,500,000 of the Senior Loans to be made available at Completion have been advanced to HMTMS or to its order or, simultaneously with the first drawdown hereunder, will be advanced to HMTMS or to its order.

7. HEDGING ARRANGEMENTS: Evidence being delivered to the Mezzanine Agent as to the proposed strategy of the Borrower with regard to the interest rate management agreements to be entered into pursuant to Clause 16.21 (Hedging Arrangements).

8. KEY-MAN POLICIES: Confirmation being made to the Mezzanine Agent that Key-Man Policies in respect of the Key Managers which are to be effected at Completion have been effected, all premiums have been paid and that the underwriters are on risk, together with the policy numbers of the Key-Man Policies and a certified copy of the Key-Man Policies.

9. CAPITAL STRUCTURE: Evidence being delivered to the Mezzanine Agent, in form and substance satisfactory to the Mezzanine Agent, relating to the capital structure of the Borrower and each of its Subsidiaries, GMTMS and HMTMS.

10. ACQUISITION CERTIFICATE: A certificate being delivered to the Mezzanine Agent signed by Messrs Steggles Palmer addressed to the Mezzanine Agent for itself and each of the other Mezzanine Finance Parties and their successor and assigns confirming that the Acquisition Agreements have been or, subject to drawdown of the First Advance hereunder for the sum of L.2,500,000 and the sum of L.1,500,000 under the Senior Facility
      Agreement referred to in sub-paragraph (e) of the definition of Senior Facility Agreements, will be completed in accordance with their respective terms, that the conditions precedent thereto have been or will, simultaneously with such drawdown, be satisfied.

11. AUDITORS APPOINTMENT: Confirmation being delivered to the Mezzanine Agent that Messrs Pannell Kerr and Forster have duly accepted the terms of appointment as auditors of the Borrower and each other member of the BV Group.

12. ACQUISITION STATEMENTS: Certified copies of each of the Acquisition Statements having been delivered to the Mezzanine Agent.

13. BUSINESS PLAN: A certified copy having been delivered to the Mezzanine Agent of the Business Plan.

14. PENSIONS: Evidence being delivered to the Mezzanine Agent in form and substance satisfactory to the Agent of the pension arrangements in respect of the employees and officers of each Obligor, each Combined Group Company, HMTMS and GMTMS maintained by that Obligor or Combined Group Company or HMTMS or GMTMS (as the case may be).

15. RELEASE OF SECURITY: Confirmation being delivered to the Mezzanine Agent that all security in favour of third parties in respect of the assets to be acquired by the Borrower pursuant to the Acquisition Agreements will be discharged and released on the Completion Date including without limitation those over Bec's assets being:

        (a) a mortgage debenture dated 31st December 1991 in favour of Coutts & Co;

        (b) a fixed and floating charge dated 2nd December 1993 in favour of Cygnus Ventures Ltd; and

        (c) a fixed charge over certain intellectual property dated 17 May 1994 in favour of Cygnus Ventures Ltd as Security Agent.

16. COMPANY SEARCHES: A search being delivered to the Mezzanine Agent of each Obligor's register of mortgages and charges at the Companies Registry or the equivalent thereof in the country of its incorporation showing, inter alia, no charges over any of its assets or only such charges as will be satisfied in full simultaneously upon the making of the first Advance hereunder.

17. INSURANCE: A letter being delivered to the Mezzanine Agent from the Borrower's insurance brokers addressed to the Mezzanine Agent for itself and for each of the Mezzanine Finance Parties, their respective successors and assigns confirming the insurance arrangements of the Borrower which will apply on and after Completion.

18. PROPERTIES VALUATION: Evidence being delivered to the Mezzanine Agent in form and substance satisfactory for the Mezzanine Agent in relation to the valuation of the Properties.

19. PROPERTY CERTIFICATES: A certificate or report being delivered to the Mezzanine Agent in relation to the title of each of the Properties from Messrs. Steggles Palmer addressed to the Mezzanine Agent for itself and for each of the Mezzanine Finance Parties, their respective successors and assigns.

20. PROPERTY SEARCHES: Official priority searches being delivered to the Mezzanine Agent relating to the Properties in favour of the Mezzanine Agent for itself and for each of the Mezzanine Finance Parties, their respective successors and assigns in respect of any registered titles giving a sufficient period of priority and official priority searches in favour of the Mezzanine Agent for itself and for each of the Mezzanine Finance Parties, their respective successors and assigns in respect of any unregistered land relating to the Properties in respect of each of the land charges registers against all relevant estate owners which each confer a sufficient period of priority.

21. UNDERTAKING: An undertaking being delivered to the Mezzanine Agent from Messrs Steggles Palmer to the Mezzanine Agent for itself and for each of the Mezzanine Finance Parties, their respective successors and assigns to deal with the registration of the Mezzanine Finance Parties' legal charges over such of the Properties which are registerable at HM Land Registry or the Central Land Charges Registry (as the case may be) and situate in England and Wales.

22. APPROVALS: Evidence being delivered to the Mezzanine Agent that all approvals, authorisations, consents, licences, exemptions, filings, notarisations and registrations necessary for any of the transactions contemplated by the Mezzanine Finance Documents and their validity and/or enforceability have been obtained and are in full force and effect.

23. CONSENTS: Confirmation being delivered to the Mezzanine Agent that all third party consents which the Mezzanine Agent requires to the creating of any Security Interest contained in the Mezzanine Security Documents.

24. PAYMENTS: An irrevocable payment instruction being delivered to the Mezzanine Agent to deduct an amount equal to fees payable at Completion pursuant to Clause 14 to the Mezzanine Agent from the First Advance.

25. FINANCIAL ASSISTANCE: Evidence being delivered to the Mezzanine Agent in form and substance satisfactory to the Mezzanine Lender that the requirements of Chapter VI of the Companies Act 1985 and any similar enactments in any other jurisdiction have been complied with so far as they relate to any Mezzanine Finance Documents and the Acquisition together with a letter from the Auditors addressed to the Mezzanine Agent for itself and the other Mezzanine Finance Parties and their respective successors and assigns in substantially the form set out in Technical Release FRAG 26/94 issued in September 1994 on behalf of the Council of the Institute of Chartered Accountants in England and Wales.

26. PRODUCT AND MARKET REPORT: A report being delivered to the Mezzanine Agent addressed to the Mezzanine Agent for itself and for each of the Mezzanine Finance Parties, and their respective successors and assigns from Kendrick Technology in form and substance satisfactory to the Mezzanine Agent, relating to Bec's computer software products and markets.

27. PROCESS AGENT: Written confirmation being delivered to the Mezzanine Agent from the person appointed by the Borrower pursuant to Clause 32 of the Agreement as its agent for the acceptance of process to the effect that such person accepts such employment.

28. OBSERVER STATUS: Evidence being delivered to the Mezzanine Agent in form and substance satisfactory to the Mezzanine Agent that the Mezzanine Agent has been granted observer status at all board meetings of the Borrower.

29. LEGAL OPINION: Each of the following legal opinions being delivered to the Mezzanine Agent:

        (a) an opinion of Ashurst Morris Crisp, solicitors to the Mezzanine Agent, as regards English law in a form acceptable to the Mezzanine Agent; and

        (b) an opinion of Stibbe Simont Monahan Duhot as regards the laws of the Netherlands in a form acceptable to the Mezzanine Agent.

30. CUSTOMERS: A survey delivered to the Mezzanine Agent in form and substance satisfactory to the Mezzanine Agent relating to the Bec's customers' attitudes.

31. REFERENCES: References delivered to the Mezzanine Agent in form and substance satisfactory to the Mezzanine Agent in relation to Dr Kyprianou.

32. ARIS UNDERTAKING: A certified copy delivered to the Mezzanine Agent of the ARIS Undertaking.

33. CHANGE OF CONTROL LETTER: A letter signed by each of the beneficiaries or (if appropriate) their legal guardians and ABN Amro Trust Company (Curacao) NV being the trustee of that trust which owns all the issued share capital of LKNV and from that person and/or group of persons which have control, directly or indirectly of LKNV confirming that the trustee will, and is irrevocably authorised to, notify the Mezzanine Agent of any change in the legal or beneficial ownership or control of LKNV and for this purpose "control" shall have the meaning given to it by
        Section 416 of the Income and Corporation Taxes Act 1988.

34. ACCOUNTANTS' REPORTS: The Accountants' Reports being delivered to the Mezzanine Agent.

35. COMMISSIONED SOFTWARE AGREEMENT: A certified copy being delivered to the Mezzanine Agent of the Commissioned Software Agreement duly executed by the parties thereto.

36. GENERAL: Any other documents and/or conditions as the Mezzanine Agent shall have specified to the Borrower on or prior to the proposed Drawdown Date being delivered to the Mezzanine Agent.

                                   SCHEDULE 3

                                ADDITIONAL COST

The Additional Cost Rate to compensate the Mezzanine Lenders for the cost attributable to an Advance or other sum denominated in Sterling for any period for which such cost is to be computed under this Agreement resulting from the imposition from time to time by the Bank of England (or other governmental authorities or agencies) of a requirement or request to place non-interest-bearing deposits with the Bank of England, for the payment of special deposits and the maintenance of secured money with certain financial institutions (recognized for this purpose by the Bank of England) will be the rate determined by the Mezzanine Agent (rounded upwards, if necessary, to the nearest four decimal places) on the first day of the relevant period and for the duration of such period (or, if for a period longer than three months, on a three monthly basis during such period) in accordance with the following formula:-
                      XL + B(L-C) = S(L-D)
               rate = --------------------
                         100 - (X + S)

Where:

     "X" is the amount required to be maintained by the Mezzanine Agent as non-interest-bearing balances with the Bank of England expressed as a percentage of eligible liabilities fixed by the Bank of England (or other governmental authorities or agencies).

     "L" is the average of the offered quotations by the Reference Banks for Sterling deposits for the period for which the formula is being applied in the London Interbank Market at or about 11:00 a.m. on the first day of that period.

     "B" is the average level of secured deposits expressed as a percentage of eligible liabilities which the Mezzanine Agent is required by the Bank of England to maintain with certain financial institutions
          (recognised for this purpose by the Bank of England).

     "C" is the average of the rats at which certain financial institutions (recognised for this purpose by the Bank of England) bid for Sterling deposits for the period for which the formula is being applied from the Reference Banks at or about 11:00 a.m. on the first day of that period.

     "S" is the amount of special deposits required to be maintained by the Mezzanine Agent expressed as a percentage of eligible liabilities fixed by the Bank of England (or other governmental authorities or agencies).

     "D" is the rate of interest paid by the Bank of England on special deposits.

     In the application of the above formula, X, L, B, C, S and D will be expressed as a number and not as a percentage rate per annum.

     In the event of any change in the circumstances (including the imposition of alternative or additional official requirements) which renders the above formula inapplicable, the Mezzanine Agent shall notify the Borrower and other Mezzanine Finance Parties in reasonable detail of the manner (including the basis and computation) in which the Additional Cost Rate shall be determined thereafter and, if appropriate, substitute a new formula for that set out above.

     If the above formula does not represent the cost to any Mezzanine Lender of such compliance as aforesaid, the Borrower will on demand by the Mezzanine Agent indemnify that Mezzanine Lender for any such cost of compliance demonstrated by that Mezzanine Lender to the Borrower in reasonable detail and certified by such Mezzanine Lender as not being otherwise covered by such formula. A certificate as to such further cost signed on behalf of such Mezzanine Lender shall be conclusive in the absence of manifest error.

                                   SCHEDULE 4

                            Form of Advance Request


To:             [name of Mezzanine Agent]

Attention:      [                ]                   [                ], 19[   ]

From:           LK Global Information Systems BV



Dear Sirs,

Re: L.[         ] Loan Facility dated [         ] (the "Facility Agreement")

We request drawdown of the following Advance:

(a)     Drawdown Date:                    [       ];
(b)     Amount:                         L.[       ];
(c)     First Interest Period:            [       ];
(d)     Payment should be made to:        [       ];


We confirm that:

(i) the representations and warranties in Clause 15 *[(other than those contained in Clauses 15.9 and 15.15(a))] are true and accurate on the date hereof as if made with reference to the facts and circumstances existing on each such date except that the references to (a) Combined Group Pro-forma Statements in Clause 15.12(b); (b) Target Group Pro-forma Statements in Clause 15.12(c); and (c) Budget in the definition of Information Package, shall be construed as references to respectively; (i) the then latest consolidated management accounts of the Combined Group delivered to the Mezzanine Agent pursuant to Clause 17.4(b) at any time prior to but excluding 31st December 1995 and at any time thereafter the then latest audited consolidated accounts of the BV Group delivered to the Mezzanine Agent pursuant to Clause 17.4(a); (ii) following the Completion Date or a Proposed Completion
        (as the cas may be) related to the relevant Target Group, the Completion Accounts or Subsequent Completion Accounts related to that Proposed Completion (as the case may be) on delivery of those respective accounts to the Mezzanine Agent pursuant to Clause 17.4(c) and (d) and thereafter the then latest consolidated or unconsolidated (as the case may be) accounts of that Target Group; (iii) the then latest Budget delivered to the Mezzanine Agent pursuant to Clause 17.4(e);

(ii) we are in full compliance with the undertakings contained in Clauses 16 and 17 of the Facility Agreement; and

(iii) no Event of Default (or Potential Event of Default) has occurred and is continuing or would result from the proposed Advance.

Terms defined in the Facility Agreement shall have the same meanings when used in this request.




                              --------------------
                             [Authorized Signatory]
                              for and on behalf of
                        LK Global Information Systems BV







*       insert in all requests for a Subsequent Advance

                                   SCHEDULE 5

                       [INSERT NAME OF BORROWER/OBLIGOR]
                                (THE "COMPANY")

                            FORMALITIES CERTIFICATE

                  FACILITY AGREEMENT DATED [         ] 19[  ]
                           (THE "FACILITY AGREEMENT")

To: [INSERT NAME OF LENDER] (the "MEZZANINE AGENT" for itself and each of the other Mezzanine Finance Parties and their respective successors and assigns).

We [                 ] and [              ] being respectively the [Finance]
Director and Secretary of the company being duly authorised by the Company to deliver this Certificate hereby make the following certifications and confirmations. Terms defined in the Facility Agreement shall have the same meaning when used herein.

1.     CONSTITUTIONAL DOCUMENTS

       Attached hereto marked A are true, complete and up-to-date copies of the constitutional documents of the Company.

2.     BOARD RESOLUTIONS

       Attached hereto marked B is an extract from the minutes of a Meeting of the Board of Directors of the Company and marked C is an extract from the minutes of a meeting of the shareholders of the company in each case duly convened and held (during which a quorum was present throughout) recording resolutions passed at such meeting (which resolutions are in full force and effect and have not been rescinded or varied and which resolutions are in a form previously approved by your legal advisers) and which approve the Mezzanine Finance Documents to which it is a party and all transactions contemplated thereby* [and which, inter alia, change the articles of association of the Company to remove all restrictions on the transfer of shares in the capital of the Company].

3.     AUTHORISED SIGNATORIES

       The following signatures are the specimen signatures of the persons authorised by resolution of the board of Directors of the Company to execute all Mezzanine Finance Documents to which it is a party, drawdown notices under the Facility Agreement and all other documents and notices required in connection therewith:-

* insert or delete as appropriate

       Name                        Position                    Signature
       ----                        --------                    ---------

*4.  GROUP STRUCTURE

     Attached hereto marked D is a diagram which records the structure of the BV Group, the Cypriot Group, the Indian Group which is true and accurate as at the date hereof.

5.   NO BREACH OF BORROWINGS LIMIT

     We have examined the terms of all loan agreements, trust deeds and similar borrowing instruments together with our Memorandum and Articles of Association or, as the case may be, other constitutional documents and all other relevant instruments and agreements to which any member of the Combined Group is a party ("RELEVANT DOCUMENTS") and we can confirm to you that the drawing by the Borrower of all sums capable of being drawn under the Facility Agreement (the "MAXIMUM DRAWINGS") does not infringe the terms of the Relevant Documents and that the borrowing of the Maximum Drawings when aggregated with any other Financial Indebtedness of the Company and the Combined Group:-

     (a)  will be within the corporate powers of the Company; and

     (b) does not or will not cause to be exceeded any limit or restriction on any of the powers of any member of the Combined Group (whether contained in any Relevant Documents or otherwise) or the right or ability of the Directors of the Company to exercise such powers.

6.   NO EVENTS OF DEFAULT

     We have carefully studied the provisions of Clause 16 (General Undertakings) and Clause 18 (Events of Default) and, having made all due enquiries throughout the Combined Group, can confirm to you that as at the date of this certificate no Event of Default exists and the Company and all other Obligors are in full compliance with their obligations under the Mezzanine Finance Documents.

7.   FINANCIAL UNDERTAKINGS

     The Board of Directors of the Company has carefully studied the provisions of Clause 17 (Information, Accounting and Financial Undertakings) and on the basis of the reasonable expectations of the Board as to the Company's and the Borrower's financial performance over the period of the Facility Agreement considers that the Borrower will be able to comply with its obligations under Clause 17.9 (Financial Covenants).



*    Borrower only

Words and expressions defined in the Facility Agreement shall bear the same meanings when used herein.


*Signed        .....................
               Managing Director

*Signed        .....................
               Secretary

Date:


**Signed       .....................
               Finance Director

*Signed        .....................
               Secretary

Date:








*    in the case of the Borrower
**   in the case of any Obligor (other than the Borrower)

                                   SCHEDULE 6

                              TRANSFER CERTIFICATE

             [(referred to in Clause 28.3 Substitution Provisions)]

To:     [NAME OF MEZZANINE AGENT]
        for and on behalf of the Borrower and other Mezzanine Finance Parties and all other Parties to the Intercreditor Deed
        (each as defined in the Facility Agreement referred to below).

This transfer certificate (this "CERTIFICATE") relates to a Facility Agreement
        dated [   ] 19[  ] and made between [NAMES OF PARTIES] (the "FACILITY
        AGREEMENT" which expression includes any amendments or supplements thereto or restatements thereof). Terms defined in the Facility Agreement shall, unless otherwise defined in this Certificate, have the same meanings when used in this Certificate.

1. TRANSFEROR CONFIRMATION AND REQUEST: [NAME OF TRANSFEROR] (the "TRANSFEROR") by its execution of this Certificate:-

        (a) requests [NAME OF TRANSFEREE] (the "TRANSFEREE") to accept and procure, in accordance with Clause 28.3 of the Facility Agreement (Substitution Provisions), and Clause 15 of the Intercreditor Deed transfer to the Transferree of the portion of Transferor's participation in the Facility (and in the Advances made) as specified in the First Schedule of this Certificate (the "TRANSFER RIGHTS") by counter-signing this Certificate and delivering it to the Mezzanine Agent at its address for the giving of notices under the Facility Agreement so as to take effect on the date specified in the Second Schedule of this Certificate (the "TRANSFER DATE"); and

        (b) confirms that the details which appear in the First Schedule of this Certificate accurately record respectively, the amount of the Transferor's Commitment and the principal amount of the Transfer Rights at the date of this Certificate.

2. TRANSFEREE REQUEST: The Transferee by its execution of this Certificate requests the Mezzanine Agent (on behalf of itself, the Borrower, the Mezzanine Lenders, the Mezzanine Security Trustee and all other parties to the Intercreditor Deed) to accept this Certificate as being delivered under and for the purposes of Clause 28.3 of the Facility Agreement and Clause 15 of the Intercreditor Deed so as to take effect in accordance with the terms of those Clauses on the Transfer Date.

3. TRANSFER FEE: The Transferee undertakes to pay to the Mezzanine Agent for the Mezzanine Agent's own account a transfer fee of L.500 as provided in Clause 28.3(b)(v) of the Facility Agreement.

4.      TRANSFEREE REPRESENTATIONS: The Transferee hereby:-

        (a) represents and warrants to the Borrower, the Mezzanine Agent and the Mezzanine Security Trustee that it is a [Qualifying Lender] at the date hereof;

        (b) confirms that it has received from the Transferor a copy of the Facility Agreement and each of the other Mezzanine Finance Documents together with such other documents and information as it has requested in connection with this transaction;

     (c) confirms that it has not relied, and will not hereafter rely, on the Transferor or any other party to the Facility Agreement or any of the other Mezzanine Finance Documents to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such documents or information;

     (d) agrees that it has not relied, and will not hereafter rely, on the Transferor or any other party to the Facility Agreement or any of the other Mezzanine Finance Documents to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or any other party to the Facility Agreement or any of the other Mezzanine Finance Documents; and

     (e) represents and warrants to the Transferor and all other parties to the Facility Agreement and each of the other Mezzanine Finance Documents that it has power to become a party to the Facility Agreement as a "Mezzanine Lender" on the terms herein and therein set out, has taken all necessary steps to authorise execution and delivery of this Certificate and is acting through an office in the United Kingdom (being that stated in the Second Schedule to this Certificate) and that the circumstances described in Clause 28.6 (Increased Costs) do not apply to it as Transferee.

5. TRANSFEREE COVENANTS: The Transferee hereby undertakes with the Transferor and all other parties to the Facility Agreement and each of the other Mezzanine Finance Documents (including for the avoidance of doubt the Intercreditor Deed) that it will perform in accordance with its terms all those obligations which, by the terms of the Facility Agreement and/or any of the other Finance Documents, will be assumed by it following delivery of this Certificate to the Mezzanine Agent.

6. EXCLUSION OF TRANSFEROR'S LIABILITIES: Neither the Transferor nor any other party to the Facility Agreement or any of the other Mezzanine Finance Documents makes any representation or warranty nor assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Mezzanine Finance Documents and assumes no responsibility for the financial condition of the Borrower or any other party to the Mezzanine Finance Documents or for the performance and observance by the Borrower or any Obligor of any of their respective obligations under the Mezzanine Finance Documents and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. NOVATION: On execution of this Certificate by the Mezzanine Agent (on behalf of itself, the Borrower, and each of the Mezzanine Finance Parties and all the other parties to the Intercreditor Deed (other than the Transferor and the Transferee)) the Mezzanine Agent accepts the Transferee on and with effect from the Transfer Date as a party to the Facility Agreement and the Intercreditor Deed in substitution for the Transferor, with respect to all those rights and obligations which by the terms of the Facility Agreement and any of the other Mezzanine Finance Documents (including for the avoidance of doubt the Intercreditor Deed) and this Certificate are assumed by the Transferee.

8. LAW: This Certificate and the rights and obligations of the parties hereto shall be governed by and construed in accordance with English Law.

AS WITNESS the hands of authorised signatories for and on behalf of the Transferor, the Transferee and the Mezzanine Agent on the respective dates appearing below.

                   FIRST SCHEDULE TO THE TRANSFER CERTIFICATE


TRANSFEROR'S EXISTING COMMITMENT:                                         L.[  ]



PORTION OF TRANSFEROR'S EXISTING COMMITMENT TO BE TRANSFERRED:            L.[  ]



PARTICIPATION IN ADVANCE(S) TO BE TRANSFERRED

Advance   Participation: L.[  ], Term: [  ] months, Maturity Date: [  ] 19 [  ], Margin: [  ]%
1:

Advance   Participation: L.[  ], Term: [  ] months, Maturity Date: [  ] 19 [  ], Margin: [  ]%
2:

Advance   Participation: L.[  ], Term: [  ] months, Maturity Date: [  ] 19 [  ], Margin: [  ]%
[  ]:

                  SECOND SCHEDULE TO THE TRANSFER CERTIFICATE

                     PARTICULARS RELATING TO THE TRANSFEREE


Transfer Date:

Lending Office in London:

Contact Name:

Account for Payments:

Address for Notices:

Telephone:

Facsimile:


                      SIGNATORIES TO TRANSFER CERTIFICATE


[TRANSFEROR]                              [TRANSFEREE]

By:  ____________________                 By:  ____________________

Date: [       ] 19[ ]                     Date: [       ] 19[ ]


[MEZZANINE AGENT]

By:  ____________________
     on its own behalf and on behalf of
     the Borrower, the Mezzanine Lenders
     (other than the Transferor), the
     Mezzanine Security Trustee and all
     other parties to the Intercreditor
     Deed.

Date: [       ] 19[ ]

                                   SCHEDULE 7

                   EXISTING SECURITY INTERESTS AND GUARANTEES

                     PART A -- EXISTING SECURITY INTERESTS


COMBINED GROUP COMPANY NAME        DATE          DETAILS
---------------------------        ----          -------

IGS LEISURE TECHNOLOGY LIMITED     26.3.93       Legal charge over software
                                                 products and copyrights in
                                                 favour of Michael Gadbury.

                                   19.8.93       Guarantee and Debenture in
                                                 favour of the Original Senior
                                                 Lender.

GENISYST                           11.10.94      Guarantee and debenture in
                                                 favour of the Original Senior
                                                 Lender.

                                   31.10.94      Assignment and Charge in favour
                                                 of the Original Senior Lender.

                                   31.03.95      Assignment and Charge in favour
                                                 of the Original Senior Lender.

LK HEALTHCARE                      11.10.94      Guarantee and Debenture in
                                                 favour of the Original Senior
                                                 Lender.

                                   31.10.94      Assignment and Charge in favour
                                                 of the Original Senior Lender.

LK HOSPITALITY                     19.8.93       Guarantee and debenture in
                                                 favour of the Original Senior
                                                 Lender.

                                    9.6.94       Assignment and Charge in favour
                                                 of the Original Senior Lender.

                                    8.11.93      Mortgage of life policy in
                                                 favour of the Original Senior
                                                 Lender.

                                   26.4.94       Mortgage of life policy in
                                                 favour of the Original Senior
                                                 Lender.

LK COMPUTER SYSTEMS                 4.5.92       Floating Charge in favour of
CONSULTANTS LIMITED                              the Bank of Cyprus Limited.

                                   20.7.92       Fixed Charge in favour of The
                                                 Popular Bank of Cyprus Limited.

                                   29.8.87       Fixed Charge in favour of the
                                                 Cyprus Development Bank.

                                   07.2.86       Fixed Charge in favour of The
                                                 Popular Bank of Cyprus Limited.

                                   26.7.88       Fixed Charge in favour of Arab
                                                 Bank Limited.

                                   16.12.88      Fixed Charge in favour of Arab
                                                 Bank Limited.

COMBINED GROUP COMPANY NAME        DATE          DETAILS
---------------------------        ----          -------

HMTMS                              31.3.95       Assignment and Charge in
                                                 favour of the Original Senior
                                                 Lender.

                                   31.3.95       Charge in favour of the Senior
                                                 Lender over L.500,000 on an
                                                 account with the Senior
                                                 Lender.

                          PART B - EXISTING GUARANTEES



COMBINED GROUP COMPANY NAME                Date           Details


IGS LEISURE TECHNOLOGY LIMITED             [06.09.93]      Guarantee contained in a Guarantee and
                                                           Debenture in favour of the Original
                                                           Senior Lender in respect of all monies
                                                           due or to become due from LK
                                                           Hospitality to the Original Senior Lender
                                                           on any account whatsoever.

GENISYST                                   [18.10.94]      Guarantee contained in a Guarantee and
                                                           Debenture in favour of the Original
                                                           Senior Lender securing all monies due
                                                           or to become due from LK Healthcare to
                                                           the Original Senior Lender.

LK HEALTHCARE                              [18.10.94]      Guarantee contained in a Guarantee and
                                                           Debenture in favour of the Original
                                                           Senior Lender in respect of the payment
                                                           of all monies due or to become due from
                                                           Genisyst to the Original Senior Lender
                                                           on any account whatsoever.

LK HOSPITALITY                             [06.09.93]      Guarantee contained in a Guarantee and
                                                           Debenture in favour of the Original
                                                           Senior Lender in respect of the payment
                                                           of all monies due or to become due from
                                                           IGS Leisure Technology Limited to the
                                                           Original Senior Lender on any account
                                                           whatsoever.

LKUK                                       March           Guarantee contained in a letter from
                                           1995            LKUK in favour of Omnilogic CPU PLC
                                                           in respect of all monies due or to
                                                           become due (to a maximum of
                                                           L.100,000.00) from LK Engineering (?)
                                                           in respect of goods supplied and credit
                                                           extended by Omnilogic CPU PLC.

                                           February        A guarantee given in a Guarantee and
                                           1995            Indemnity in favour of AT & T in respect
                                                           of all sums due and obligations owed by
                                                           LK Engineering.

L.K. KYPRIANOU                             11.10.94        Two guarantee given in Unsecured
                                                           Guaranteed Loan Note Deeds in favour
                                                           of D.J. Horsell and A.M. Cubitt each in
                                                           respect of the principal sum (L.187,500)
                                                           and default interest thereon owed by LK
                                                           Healthcare to D.J. Horsell and A.M. Cubitt.


Combined Group Company Name                Date           Details


                                            11.10.94       A guarantee in favour of the Original
                                                           Senior Lender securing liabilities of LK
                                                           Healthcare in a maximum sum of
                                                           L.400,000 plus costs and charges.

                                            09.06.94       A guarantee in favour of the Original
                                                           Senior Lender securing liabilities of LK
                                                           Hospitality in a maximum sum of
                                                           L.755,000 plus costs and charges.

                                            26.03.93       Guarantee executed pursuant to a loan
                                                           note instrument between LK Hospitality
                                                           (1) and Dr. Lycourgos Kyprianou (2) and
                                                           Mr. M. Gadbury (3) guaranteeing certain
                                                           loan notes issued by LK Hospitality the
                                                           principal amounts now outstanding being
                                                           L.137,262.98 together with interest and
                                                           costs thereon.

                                            11.10.94       Two Guarantees in favour of D.J.
                                                           Horrell and A.M. Cubitt guaranteeing
                                                           the payment of bonuses due under
                                                           service agreements with LK Healthcare
                                                           each in the sum of L.187,500.

HMTMS                                       31.03.95       Guarantee contained in a Guarantee and
                                                           Debenture in favour of the Original
                                                           Senior Lender in respect of all monies
                                                           due or to become due from [          ]
                                                           to the Original Senior Lender on any
                                                           account whatsoever.




                                   SCHEDULE 8


                                   PROPERTIES

                        Existing or Proposed
Property                Term                       Term                     Rent or license fee
--------                --------------------       ----                     -------------------
THEOBALD BUSINESS
CENTRE, HITCHIN

Ground Floor,           Genisyst                   Expired                  L.2080 + VAT p.a.
Section 3               non-exclusive license      25/12/94                 + L.101.61 Service
                                                                            Charge p.a.

Ground Floor,           Genisyst                   9 years from 30.3.90     L.5500p.n. subject
Section 4                                                                   to review 29.3.96.

First Floor,            Genisyst                   9 years from 30.3.90     L.12.500p.a. subject
Section 9                                                                   to review 29.3.96
                                                                            plus right to park
                                                                            cars.


First Floor,            Genisyst                   Expires 29.03.99         L.10,500p.a. subject
Section 10                                                                  to review 24.6.97
                                                                            plus right to park
                                                                            cars.

First Floor,            Genisyst                   Expires 29.03.99         L.12,080p.a. subject
Sections 8 & 11                                                             to review 24.6.97.

UNIT 12 THE             HMTMS to be                24 years from            L.31,250p.a. subject
COURTYARD ROMAN         assigned subject to        1.12.89                  to 4 year review.
WAY, COLESHILL          landlord's license

GROUND AND FIRST        LK Hospitality             3 years from 14.3.94     L.63,000p.a.
FLOOR OFFICES                                      excluded from LTA
COOMBELANDS                                        1954
HOUSE,
COOMBELANDS LANE,
ADDLESTONE, SURREY
KT15 1HY plus
option to acquire
1010 sq ft at L.7000

12 WEDGEWOOD        LK Engineering to be     01.3.95 to 1.4.97        L.32,000p.a.
COURT, WEDGEWOOD    granted by an            excluded from LTA
WAY, PIN GREEN,     underlease (subject to   1954.
STEVENAGE           Landlord's licence)

UNITS 405 TO 409    HMTMS                    15 years from 1/4/95     L.77,100p.a. 5 yearly
GLENFIELD PARK,     lease to be granted      with right to            upward only reviews.
BLAKEWATER ROAD,    subject to guarantees    surrender one half of
BLACKBURN,                                   premises on 1.1.96
LANCASHIRE BB1                               with option to break
5HQ                                          @ each review

                                   SCHEDULE 9

                    FORM OF MEZZANINE LENDER ACCESSION NOTICE

      [(referred to in Clause 2.3 Acceding Mezzanine Lenders Provisions)]

To:  [NAME OF MEZZANINE AGENT]
     for and on behalf of the Borrower and the other Finance Parties and all other parties in the Inter-Creditor Deed (each defined in the Facility Agreement referred to below).

This accession notice (this "NOTICE") relates to a Facility Agreement dated [ ] 19[ ] and made between [NAMES OF PARTIES] (the "FACILITY AGREEMENT" which expression includes any amendments or supplements thereto or restatements thereof). Terms defined in the Facility Agreement shall, unless otherwise defined in this Notice, have the SAME MEANINGS when used in this Notice.

1. ACCEDING MEZZANINE LENDER CONFIRMATION: [NAME OF ACCEDING MEZZANINE LENDER](the ""ACCEDING MEZZANINE LENDER") by its execution of this Notice confirms that the figure appearing in the First Schedule hereto under the heading ""Acceding Mezzanine Lender Commitment" accurately states its intended Commitment in its capacity as an Acceding Mezzanine Lender.

2. ACCEDING MEZZANINE LENDER REQUEST: The Acceding Mezzanine Lender by its execution of this Notice requests the Mezzanine Agent (on behalf of itself, the Borrower, the Mezzanine Lenders, the Mezzanine Security Trustee and all other parties to the Intercreditor Deed) to accept this Notice as being delivered under and for the purposes of Clause 2.3 of the Facility Agreement and Clause 15 of the Intercreditor Deed so as to take effect in accordance with the terms of those Clauses on the date specified in the Second Schedule of this Notice ("TRANSFER DATE").

3. ACCEDING MEZZANINE LENDER REPRESENTATIONS: The Acceding Mezzanine Lender hereby:-

     [(a) represents and warrants to the Borrower, the Mezzanine Agent and the Mezzanine Security Trustee that it is a Qualifying Lender at the date hereof;]

     (b) confirms that it has received from the Mezzanine Agent a copy of the Facility Agreement and each of the other Mezzanine Finance Documents together with such other documents and information as it has requested in connection with this transaction;

     (c) confirms that it has not relied, and will not hereafter rely, on the Mezzanine Agent or any other party to the Facility Agreement or any of the other Mezzanine Finance Documents to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such documents or information;

     (d) agrees that it has not relied, and will not hereafter rely, on the Mezzanine Agent or any other party to the Facility Agreement or any of the other Mezzanine Finance Documents to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or any other Obligor or any other party to the Facility Agreement or any of the other Mezzanine Finance Documents; and

      (e) represents and warrants to the Mezzanine Agent and all other parties to the Facility Agreement and each of the other Mezzanine Finance Documents that it has power to become a party to the Facility Agreement as a "Mezzanine Lender" on the terms herein and therein set out, has taken all necessary steps to authorise execution and delivery of this Notice and is acting through an office in the United Kingdom (being that stated in the Second Schedule to this Notice) and that the circumstances described in Clause 28.6 (Increased Costs) do not apply to it as an Acceding Mezzanine Lender.

4. ACCEDING MEZZANINE LENDER COVENANTS: The Acceding Mezzanine Lender hereby undertakes with the Mezzanine Agent and all other parties to the Facility Agreement and each of the other Mezzanine Finance Documents (including for the avoidance of doubt the Intercreditor Deed) that it will perform in accordance with its terms all those obligations which, by the terms of the Facility Agreement and/or any of the other Finance Documents, will be assumed by it following delivery of this Notice to the Mezzanine Agent.

5. EXCLUSION OF LIABILITIES: Neither the Mezzanine Agent nor any other party to the Facility Agreement or any of the other Mezzanine Finance Documents makes any representation or warranty nor assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Mezzanine Finance Documents and assumes no responsibility for the financial condition of the Borrower or any other party to the Mezzanine Finance Documents or for the performance and observance by the Borrower or any Obligor of any of their respective obligations under the Mezzanine Finance Documents and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

6. ASSUMPTION: On execution of this Notice by the Mezzanine Agent (on behalf of itself, the Borrower, and each of the Finance Parties and all the other parties to the Intercreditor Deed (other than the Acceding Mezzanine Lender the Mezzanine Agent)) accepts the Acceding Mezzanine Lender on and with effect from the Accession Date as a party to the Facility Agreement and the Intercreditor Deed, with respect to all those rights and obligations which by the terms of the Facility Agreement and any of the other Mezzanine Finance Documents (including for the avoidance of doubt the Intercreditor Deed) and this Notice are assumed by the Transferee.

7. LAW: This Notice and the rights and obligations of the parties hereto shall be governed by and construed in accordance with English Law.

AS WITNESS the hands of authorised signatories for an on behalf of the Acceding Mezzanine Lender and the Mezzanine Agent on the respective dates appearing below.

            FIRST SCHEDULE TO THE MEZZANINE LENDER ACCESSION NOTICE

ACCEDING MEZZANINE LENDER COMMITMENT

            L.[      ]

            SECOND SCHEDULE TO THE MEZZANINE LENDER ACCESSION NOTICE

             PARTICULARS RELATING TO THE ACCEDING MEZZANINE LENDER


Accession Date:

Lending Office in London:

Contact Name:

Account for Payments:

Address for Notices:

Telephone:

Facsimile:



                SIGNATORIES TO MEZZANINE LENDER ACCESSION NOTICE

[ACCEDING MEZZANINE LENDER]

By:
   -------------------------------------------
Date: [   ] 19[  ]



[MEZZANINE AGENT]

By:
   -------------------------------------------
   on its own behalf and on behalf of the
   Borrower, the Mezzanine Lenders
   (other than the Acceding Mezzanine
   Agent), the Mezzanine Security
   Trustee and all other parties to the
   Intercreditor Deed.

Date: [   ] 19[  ]

                                  SCHEDULE 10


                              DORMANT SUBSIDIARIES


LK Global Manufacturing Systems (UK) PLC, Company No. 2968733
Genisyst Fund Holding Limited, Company No. 2840023
Genisyst Primary Care Limited, Company No. 2840046
Genisyst Systems Limited, Company No. 2838619
GMTMS Limited, Company No. 03037934

                    SIGNATURE CLAUSES TO FACILITY AGREEMENT

SIGNED by                )              M. BENNETT
                         )           Managing Director
for and on behalf of     )
LK GROUP INFORMATION     )
SYSTEMS BV               )


NOTICE DETAILS

Address:       Coombelands House
               Coombelands Lane
               Addlestone
               Weybridge Surrey
               KT15 1HY

Facsimile:     01932 821493
Attention:     Mr Bennett/Group Financial Controller


SIGNED by                )
                         )              R. O'GORMAN
for and on behalf of     )
BARCLAYS DE ZOETE WEDD   )
LIMITED                  )

NOTICE DETAILS

Address:       St. Mary's Court
               100 Lower Thames Street
               London
               EC3R 6RN

Facsimile:     0171 775 8833
Attention:     Account Director/Account Executive


                                     -116-